SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37

American National Variable Life Separate Account

(Exact Name of Registrant)

American National Insurance Company

(Name of Depositor)

One Moody Plaza, Galveston, Texas 77550

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(409)763-4661

(Depositor’s Telephone Number, Including Area Code)

Name and Address of Agent for service:	Please send copies of communications to:
Dwain Akins, Esq., Sr. Vice President	Gregory Garrison
American National Insurance Company	Greer, Herz & Adams, L.L.P.
One Moody Plaza	One Moody Plaza
Galveston, TX 77550	Galveston, Texas 77550

Approximate Date of Proposed Pubic Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2013 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On May 1, 2013 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS FOR

WEALTHQUEST® III VARIABLE UNIVERSAL LIFE

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

CONTRACT FORM NUMBER WQVUL

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

MAY 1, 2013

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-13

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Fund for U.S. Government Securities II
VIP Mid Cap Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Index 500 Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth & Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Balanced Portfolio
VIP Value Strategies Portfolio	Alger Growth & Income Portfolio
VIP Growth Opportunities Portfolio	AIM Variable Insurance Funds (Invesco
T. Rowe Price	Variable Insurance Funds) – Series I Shares
Equity Income Portfolio	Invesco V.I. Mid Cap Growth Fund[3]
Mid-Cap Growth Portfolio[1]	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Global Health Care Fund
Limited-Term Bond Portfolio	Invesco V.I. Utilities Fund
MFS® Variable Insurance Trust – Initial	Invesco V.I. Diversified Dividend Fund
Class Shares	Invesco V.I. Global Real Estate Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series
MFS Research Series
MFS Investors Trust Series

[1]	Not available for investment in Contracts issued on or after May 1, 2004
[2]	Not available for investment for Contracts issued on or after July 1, 2007.
[3]	Effective April 30, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

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TABLE OF CONTENTS

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received with in thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in

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the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

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Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.85 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

[1]

The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk
Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

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RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider (Charge for a Standard Male[1]	Monthly	Minimum COI .79% of premium Maximum COI 14.05% of premium
Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1] (before fee waivers or reimbursements)	0.35%	2.37%

[1]

Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2012. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value— the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue—the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age—Age at Issue plus the number of complete Contract Years.

Beneficiary—the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company—(“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract—the variable universal life insurance Contract described in this Prospectus.

Contract Debt—the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”)—the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year—the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge—a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page—the pages of the Contract so titled.

Date of Issue—the Date of Issue of the Contract and any riders to the Contract.

Death Benefit—the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds—the proceeds payable upon the Insured’s death.

Declared Rate—the interest rate that is credited in the Fixed Account.

Effective Date—the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account—a part of our General Account that accumulates interest at a fixed rate.

Fund—A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account—includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit—our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium—a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office—American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured—the person upon whose life the Contract is issued.

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Monthly Deduction—the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date—the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk—your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums—scheduled premiums selected by you.

Portfolio—A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death—submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount—the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value—the Accumulation Value less Contract Debt and surrender charges.

Valuation Date—each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period—The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an

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Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit, you should choose Option B.

2.	keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.) If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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•

An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•

If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•

If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

•

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

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•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•

the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum

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payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•

Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section ) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 29, 2013 and Tuesday, December 24, 2013 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

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Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract

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should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

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If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•

Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•

When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•

When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.

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When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

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•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments: You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

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•	payment of Monthly Deductions not collected during the grace period; and

•

payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

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Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.0003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

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Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

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Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

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•

Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the

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“Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

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The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract.

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However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND:	THE ALGER PORTFOLIOS CLASS I-2 SHARES
ADVISER:	FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:

Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation

Alger Large Cap Growth Portfolio	seeks long-term capital appreciation

Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation

Alger Capital Appreciation Portfolio	seeks long-term capital appreciation

Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income

Alger Balanced Portfolio	seeks current income and long-term capital appreciation

*	Not available for investment for Contracts issued on or after July 1, 2007.

FUND:	FEDERATED INSURANCE SERIES
ADVISER:	FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR
FEDERATED MANAGED VOLATILITY FUND II
AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:

Federated Managed Volatility Fund II	seeks to achieve high current income and moderate
Subadvised By: Federated Investment	capital appreciation
Management Company

Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised By: Federated Global Investment
Management Corp.

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ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER:	FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio subadvised by:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

VIP Mid Cap Portfolio subadvised by:	seeks long-term growth of capital
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, Fmr Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.

VIP Index 500 Portfolio subadvised by: Geode Capital Management FMR Co., Inc.	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500sm Index (S&P 500®)

VIP Contrafund® Portfolio subadvised by:	seeks long-term capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc. FMR Co., Inc.

VIP Growth Strategies Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, Fmr Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Growth Opportunities Portfolio subadvised by:	seeks to provide capital growth
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Equity-Income Portfolio subadvised by: FMR Co., Inc.	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®

VIP Investment Grade Bond Portfolio subadvised by:	seeks as high level of current income as is consistent with the preservation of capital
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.

VIP Growth & Income Portfolio subadvised by:	seeks high total return through a combination of current income and capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Leaders Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio subadvised by:	seeks capital appreciation
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) - SERIES I SHARES
ADVISER:	INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Utilities Fund	seeks long-term growth of capital growth and secondarily, current income
Invesco V.I. Mid Cap Growth Fund*	seeks capital growth
Invesco V.I. Diversified Dividend Fund	seeks to provide reasonable current income and long-term
growth of income and capital
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income
Subadviser: Invesco Asset Management Limited

*	Effective April 30, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund.

FUND:	MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

T. ROWE PRICE
ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:	T. Rowe Price Associates, Inc., Adviser and T. Rowe Price International, Ltd. And T. Rowe Price Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-
term growth of capital through investments in the common
stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings
growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate
fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
*	Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2012, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$69,759
The Alger Fund	102,417
Fidelity Variable Insurance Products	640,045
Federated Insurance Series	93,963
MFS Variable Insurance Trust	19,833
T. Rowe Price Funds	136,984

During 2013, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.15%
MFS Variable Insurance Trust	.25%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

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In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

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Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1/2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is

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not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

43

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.00%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2012.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years. Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	589	0	175,589	608	0	175,608	620	0	175,620
32	2	912	PAC	1,164	0	176,164	1,238	0	176,238	1,288	0	176,288
33	3	912	PAC	1,726	0	176,726	1,891	0	176,891	2,007	0	177,007
34	4	912	PAC	2,275	0	177,275	2,569	0	177,569	2,782	0	177,782
35	5	912	PAC	2,809	0	177,809	3,270	69	178,270	3,615	414	178,615
36	6	912	PAC	3,397	221	178,397	4,065	889	179,065	4,582	1,406	179,582
37	7	912	PAC	3,966	818	178,966	4,886	1,738	179,886	5,620	2,472	180,620
38	8	912	PAC	4,516	1,395	179,516	5,731	2,611	180,731	6,732	3,612	181,732
39	9	912	PAC	5,049	1,956	180,049	6,605	3,512	181,605	7,929	4,837	182,929
40	10	912	PAC	5,564	2,502	180,564	7,507	4,444	182,507	9,216	6,153	184,216

		9,120
41	11	912	PAC	6,078	3,550	181,078	8,455	5,926	183,455	10,616	8,087	185,616
42	12	912	PAC	6,575	4,573	181,575	9,435	7,433	184,435	12,123	10,121	187,123
43	13	912	PAC	7,053	5,568	182,053	10,446	8,960	185,446	13,743	12,257	188,743
44	14	912	PAC	7,515	6,535	182,515	11,491	10,511	186,491	15,487	14,507	190,487
45	15	912	PAC	7,962	7,477	182,962	12,574	12,089	187,574	17,368	16,883	192,368
46	16	912	PAC	8,447	8,447	183,447	13,787	13,787	188,787	19,527	19,527	194,527
47	17	912	PAC	8,920	8,920	183,920	15,051	15,051	190,051	21,871	21,871	196,871
48	18	912	PAC	9,378	9,378	184,378	16,369	16,369	191,369	24,417	24,417	199,417
49	19	912	PAC	9,817	9,817	184,817	17,737	17,737	192,737	27,175	27,175	202,175
50	20	912	PAC	10,232	10,232	185,232	19,154	19,154	194,154	30,162	30,162	205,162

		18,240
51	21	912	PAC	10,624	10,624	185,624	20,622	20,622	195,622	33,397	33,397	208,397
52	22	912	PAC	10,990	10,990	185,990	22,141	22,141	197,141	36,901	36,901	211,901
53	23	912	PAC	11,327	11,327	186,327	23,710	23,710	198,710	40,693	40,693	215,693
54	24	912	PAC	11,634	11,634	186,634	25,328	25,328	200,328	44,797	44,797	219,797
55	25	912	PAC	11,908	11,908	186,908	26,998	26,998	201,998	49,241	49,241	224,241
56	26	912	PAC	12,150	12,150	187,150	28,721	28,721	203,721	54,053	54,053	229,053
57	27	912	PAC	12,359	12,359	187,359	30,498	30,498	205,498	59,266	59,266	234,266
58	28	912	PAC	12,535	12,535	187,535	32,333	32,333	207,333	64,916	64,916	239,916
59	29	912	PAC	12,681	12,681	187,681	34,229	34,229	209,229	71,044	71,044	246,044
60	30	912	PAC	12,791	12,791	187,791	36,185	36,185	211,185	77,687	77,687	252,687

		27,360
61	31	912	PAC	12,860	12,860	187,860	38,198	38,198	213,198	84,887	84,887	259,887
62	32	912	PAC	12,880	12,880	187,880	40,261	40,261	215,261	92,683	92,683	267,683
63	33	912	PAC	12,839	12,839	187,839	42,364	42,364	217,364	101,117	101,117	276,117
64	34	912	PAC	12,723	12,723	187,723	44,495	44,495	219,495	110,231	110,231	285,231
65	35	912	PAC	12,524	12,524	187,524	46,647	46,647	221,647	120,076	120,076	295,076
66	36	912	PAC	12,237	12,237	187,237	48,812	48,812	223,812	130,713	130,713	305,713
67	37	912	PAC	11,859	11,859	186,859	50,988	50,988	225,988	142,207	142,207	317,207
68	38	912	PAC	11,389	11,389	186,389	53,175	53,175	228,175	154,635	154,635	329,635
69	39	912	PAC	10,824	10,824	185,824	55,368	55,368	230,368	168,077	168,077	343,077
70	40	912	PAC	10,154	10,154	185,154	57,557	57,557	232,557	182,613	182,613	357,613

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	9,362	9,362	184,362	59,721	59,721	234,721	198,320	198,320	373,320
72	42	912	PAC	8,419	8,419	183,419	61,830	61,830	236,830	215,274	215,274	390,274
73	43	912	PAC	7,292	7,292	182,292	63,845	63,845	238,845	233,549	233,549	408,549
74	44	912	PAC	5,944	5,944	180,944	65,721	65,721	240,721	253,225	253,225	428,225
75	45	912	PAC	4,342	4,342	179,342	67,415	67,415	242,415	274,390	274,390	449,390
76	46	912	PAC	2,459	2,459	177,459	68,885	68,885	243,885	297,146	297,146	472,146
77	47	912	PAC	271	271	175,271	70,096	70,096	245,096	321,609	321,609	496,609
78	48	912	PAC	0	0	172,748	71,010	71,010	246,010	347,910	347,910	522,910
79	49	912	PAC	0	0	169,849	71,583	71,583	246,583	376,183	376,183	551,183
80	50	912	PAC	0	0	166,532	71,757	71,757	246,757	406,564	406,564	581,564

		45,600
81	51	912	PAC	0	0	162,742	71,453	71,453	246,453	439,182	439,182	614,182
82	52	912	PAC	0	0	158,406	70,573	70,573	245,573	474,164	474,164	649,164
83	53	912	PAC	0	0	153,442	69,004	69,004	244,004	511,636	511,636	686,636
84	54	912	PAC	0	0	147,769	66,629	66,629	241,629	551,737	551,737	726,737
85	55	912	PAC	0	0	141,315	63,333	63,333	238,333	594,628	594,628	769,628
86	56	912	PAC	0	0	134,015	59,004	59,004	234,004	640,494	640,494	815,494
87	57	912	PAC	0	0	125,813	53,531	53,531	228,531	689,542	689,542	864,542
88	58	912	PAC	0	0	116,651	46,799	46,799	221,799	741,997	741,997	916,997
89	59	912	PAC	0	0	106,472	38,686	38,686	213,686	798,108	798,108	973,108
90	60	912	PAC	0	0	95,211	29,057	29,057	204,057	858,135	858,135	1,033,135

		54,720
91	61	912	PAC	0	0	82,794	17,759	17,759	192,759	922,353	922,353	1,097,353
92	62	912	PAC	0	0	69,121	4,606	4,606	179,606	991,035	991,035	1,166,035
93	63	912	PAC	0	0	54,044	0	0	164,555	1,064,426	1,064,426	1,239,426
94	64	912	PAC	0	0	37,317	0	0	147,828	1,142,692	1,142,692	1,317,692
95	65	912	PAC	0	0	18,470	0	0	128,981	1,225,780	1,225,780	1,400,780
96	66	912	PAC	0	0	0	0	0	107,089	1,313,155	1,313,155	1,488,155
97	67	912	PAC	0	0	0	0	0	80,351	1,403,315	1,403,315	1,578,315
98	68	912	PAC	0	0	0	0	0	45,410	1,492,992	1,492,992	1,667,992
99	69	912	PAC	0	0	0	0	0	0	1,576,331	1,576,331	1,751,331
100	70	912	PAC	0	0	0	0	0	0	1,649,325	1,649,325	1,824,325

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	534	0	175,534	542	0	175,542	548	0	175,548
32	2	912	PAC	1,056	0	176,056	1,089	0	176,089	1,111	0	176,111
33	3	912	PAC	1,566	0	176,566	1,640	0	176,640	1,690	0	176,690
34	4	912	PAC	2,065	0	177,065	2,195	0	177,195	2,285	0	177,285
35	5	912	PAC	2,549	0	177,549	2,751	0	177,751	2,894	0	177,894
36	6	912	PAC	3,053	0	178,053	3,344	167	178,344	3,552	376	178,552
37	7	912	PAC	3,538	390	178,538	3,933	785	178,933	4,222	1,074	179,222
38	8	912	PAC	4,002	881	179,002	4,517	1,397	179,517	4,900	1,780	179,900
39	9	912	PAC	4,445	1,352	179,445	5,097	2,005	180,097	5,589	2,497	180,589
40	10	912	PAC	4,866	1,803	179,866	5,670	2,607	180,670	6,287	3,225	181,287

		9,120
41	11	912	PAC	5,271	2,743	180,271	6,242	3,713	181,242	7,000	4,471	182,000
42	12	912	PAC	5,652	3,650	180,652	6,804	4,802	181,804	7,720	5,718	182,720
43	13	912	PAC	6,007	4,521	181,007	7,355	5,869	182,355	8,444	6,959	183,444
44	14	912	PAC	6,337	5,357	181,337	7,895	6,915	182,895	9,176	8,196	184,176
45	15	912	PAC	6,645	6,160	181,645	8,425	7,941	183,425	9,916	9,431	184,916
46	16	912	PAC	6,974	6,974	181,974	9,004	9,004	184,004	10,734	10,734	185,734
47	17	912	PAC	7,278	7,278	182,278	9,574	9,574	184,574	11,565	11,565	186,565
48	18	912	PAC	7,556	7,556	182,556	10,133	10,133	185,133	12,409	12,409	187,409
49	19	912	PAC	7,804	7,804	182,804	10,677	10,677	185,677	13,261	13,261	188,261
50	20	912	PAC	8,018	8,018	183,018	11,200	11,200	186,200	14,117	14,117	189,117

		18,240
51	21	912	PAC	8,194	8,194	183,194	11,700	11,700	186,700	14,975	14,975	189,975
52	22	912	PAC	8,330	8,330	183,330	12,173	12,173	187,173	15,830	15,830	190,830
53	23	912	PAC	8,420	8,420	183,420	12,610	12,610	187,610	16,677	16,677	191,677
54	24	912	PAC	8,458	8,458	183,458	13,007	13,007	188,007	17,510	17,510	192,510
55	25	912	PAC	8,444	8,444	183,444	13,360	13,360	188,360	18,327	18,327	193,327
56	26	912	PAC	8,374	8,374	183,374	13,666	13,666	188,666	19,123	19,123	194,123
57	27	912	PAC	8,249	8,249	183,249	13,924	13,924	188,924	19,898	19,898	194,898
58	28	912	PAC	8,070	8,070	183,070	14,132	14,132	189,132	20,652	20,652	195,652
59	29	912	PAC	7,837	7,837	182,837	14,290	14,290	189,290	21,384	21,384	196,384
60	30	912	PAC	7,544	7,544	182,544	14,389	14,389	189,389	22,085	22,085	197,085

		27,360
61	31	912	PAC	7,179	7,179	182,179	14,416	14,416	189,416	22,744	22,744	197,744
62	32	912	PAC	6,727	6,727	181,727	14,353	14,353	189,353	23,339	23,339	198,339
63	33	912	PAC	6,165	6,165	181,165	14,175	14,175	189,175	23,847	23,847	198,847
64	34	912	PAC	5,469	5,469	180,469	13,854	13,854	188,854	24,237	24,237	199,237
65	35	912	PAC	4,622	4,622	179,622	13,367	13,367	188,367	24,485	24,485	199,485
66	36	912	PAC	3,612	3,612	178,612	12,698	12,698	187,698	24,574	24,574	199,574
67	37	912	PAC	2,434	2,434	177,434	11,837	11,837	186,837	24,489	24,489	199,489
68	38	912	PAC	1,085	1,085	176,085	10,775	10,775	185,775	24,218	24,218	199,218
69	39	912	PAC	0	0	174,560	9,499	9,499	184,499	23,747	23,747	198,747
70	40	912	PAC	0	0	172,831	7,985	7,985	182,985	23,045	23,045	198,045

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	170,861	6,188	6,188	181,188	22,065	22,065	373,320
72	42	912	PAC	0	0	168,598	4,049	4,049	179,049	20,739	20,739	195,739
73	43	912	PAC	0	0	165,973	1,490	1,490	176,490	18,984	18,984	193,984
74	44	912	PAC	0	0	162,914	0	0	173,439	16,706	16,706	191,706
75	45	912	PAC	0	0	159,355	0	0	169,879	13,812	13,812	188,812
76	46	912	PAC	0	0	155,234	0	0	165,759	10,213	10,213	185,213
77	47	912	PAC	0	0	150,503	0	0	161,028	5,827	5,827	180,827
78	48	912	PAC	0	0	145,117	0	0	155,642	573	573	175,573
79	49	912	PAC	0	0	139,017	0	0	149,542	0	0	169,473
80	50	912	PAC	0	0	132,123	0	0	142,648	0	0	162,579

		45,600
81	51	912	PAC	0	0	124,321	0	0	134,845	0	0	154,777
82	52	912	PAC	0	0	115,467	0	0	125,992	0	0	145,923
83	53	912	PAC	0	0	105,392	0	0	115,917	0	0	135,848
84	54	912	PAC	0	0	93,927	0	0	104,452	0	0	124,383
85	55	912	PAC	0	0	80,916	0	0	91,440	0	0	111,371
86	56	912	PAC	0	0	66,211	0	0	76,736	0	0	96,667
87	57	912	PAC	0	0	49,676	0	0	60,201	0	0	80,132
88	58	912	PAC	0	0	31,170	0	0	41,695	0	0	61,626
89	59	912	PAC	0	0	10,546	0	0	21,070	0	0	41,001
90	60	912	PAC	0	0	0	0	0	0	0	0	18,087

		54,720
91	61	912	PAC	0	0	0	0	0	0	0	0	0
92	62	912	PAC	0	0	0	0	0	0	0	0	0
93	63	912	PAC	0	0	0	0	0	0	0	0	0
94	64	912	PAC	0	0	0	0	0	0	0	0	0
95	65	912	PAC	0	0	0	0	0	0	0	0	0
96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$17,941.67
Guideline Level Annual Premium:	$5,027.40
TAMRA Initial 7 Pay Premium:	$4,764.26

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums. Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1/2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.00% Net)	6% Gross Annual Return (5.00% Net)	10% Gross Annual Return (9.00% Net)
Guaranteed Charges	Attained Age	90	90	91
	Contract Year	60	60	61
Current Charges	Attained Age	96	99	100
	Contract Year	66	69	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.00%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2012.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	921	0	240,921	951	0	240,951	971	0	240,971
32	2	1440	PAC	1,825	0	241,825	1,941	0	241,941	2,020	0	242,020
33	3	1440	PAC	2,706	0	242,706	2,965	0	242,965	3,147	0	243,147
34	4	1440	PAC	3,565	0	243,565	4,026	0	244,026	4,360	0	244,360
35	5	1440	PAC	4,400	0	244,400	5,122	425	245,122	5,662	966	245,662
36	6	1440	PAC	5,357	705	245,357	6,405	1,754	246,405	7,215	2,564	247,215
37	7	1440	PAC	6,290	1,682	246,290	7,735	3,127	247,735	8,888	4,280	248,888
38	8	1440	PAC	7,195	2,635	247,195	9,110	4,550	249,110	10,687	6,127	250,687
39	9	1440	PAC	8,074	3,564	248,074	10,531	6,022	250,531	12,621	8,112	252,621
40	10	1440	PAC	8,925	4,466	248,925	12,001	7,542	252,001	14,703	10,243	254,703

		14,400
41	11	1440	PAC	9,777	6,105	249,777	13,548	9,876	253,548	16,970	13,298	256,970
42	12	1440	PAC	10,599	7,698	250,599	15,146	12,245	255,146	19,410	16,508	259,410
43	13	1440	PAC	11,394	9,246	251,394	16,798	14,650	256,798	22,035	19,887	262,035
44	14	1440	PAC	12,158	10,745	252,158	18,503	17,089	258,503	24,859	23,446	264,859
45	15	1440	PAC	12,891	12,195	252,891	20,261	19,565	260,261	27,896	27,200	267,896
46	16	1440	PAC	13,685	13,685	253,685	22,227	22,227	262,227	31,379	31,379	271,379
47	17	1440	PAC	14,451	14,451	254,451	24,271	24,271	264,271	35,155	35,155	275,155
48	18	1440	PAC	15,189	15,189	255,189	26,395	26,395	266,395	39,249	39,249	279,249
49	19	1440	PAC	15,885	15,885	255,885	28,591	28,591	268,591	43,676	43,676	283,676
50	20	1440	PAC	16,539	16,539	256,539	30,860	30,860	270,860	48,463	48,463	288,463

		28,800
51	21	1440	PAC	17,145	17,145	257,145	33,199	33,199	273,199	53,637	53,637	293,637
52	22	1440	PAC	17,698	17,698	257,698	35,606	35,606	275,606	59,227	59,227	299,227
53	23	1440	PAC	18,190	18,190	258,190	38,078	38,078	278,078	65,264	65,264	305,264
54	24	1440	PAC	18,616	18,616	258,616	40,609	40,609	280,609	71,778	71,778	311,778
55	25	1440	PAC	18,969	18,969	258,969	43,196	43,196	283,196	78,805	78,805	318,805
56	26	1440	PAC	19,240	19,240	259,240	45,832	45,832	285,832	86,384	86,384	326,384
57	27	1440	PAC	19,425	19,425	259,425	48,513	48,513	288,513	94,556	94,556	334,556
58	28	1440	PAC	19,518	19,518	259,518	51,236	51,236	291,236	103,369	103,369	343,369
59	29	1440	PAC	19,512	19,512	259,512	53,992	53,992	293,992	112,871	112,871	352,871
60	30	1440	PAC	19,394	19,394	259,394	56,772	56,772	296,772	123,111	123,111	363,111

		43,200
61	31	1440	PAC	19,153	19,153	259,153	59,562	59,562	299,562	134,142	134,142	374,142
62	32	1440	PAC	18,776	18,776	258,776	62,348	62,348	302,348	146,019	146,019	386,019
63	33	1440	PAC	18,244	18,244	258,244	65,110	65,110	305,110	158,798	158,798	398,798
64	34	1440	PAC	17,536	17,536	257,536	67,823	67,823	307,823	172,536	172,536	412,536
65	35	1440	PAC	16,635	16,635	256,635	70,465	70,465	310,465	187,299	187,299	427,299
66	36	1440	PAC	15,524	15,524	255,524	73,012	73,012	313,012	203,160	203,160	443,160
67	37	1440	PAC	14,185	14,185	254,185	75,442	75,442	315,442	220,198	220,198	460,198
68	38	1440	PAC	12,606	12,606	252,606	77,730	77,730	317,730	238,501	238,501	478,501
69	39	1440	PAC	10,766	10,766	250,766	79,846	79,846	319,846	258,160	258,160	498,160
70	40	1440	PAC	8,637	8,637	248,637	81,752	81,752	321,752	279,265	279,265	519,265

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	6,183	6,183	246,183	83,395	83,395	323,395	301,903	301,903	541,903
72	42	1440	PAC	3,357	3,357	243,357	84,711	84,711	324,711	326,162	326,162	566,162
73	43	1440	PAC	103	103	240,103	85,621	85,621	325,621	352,122	352,122	592,122
74	44	1440	PAC	0	0	236,344	86,042	86,042	326,042	379,873	379,873	619,873
75	45	1440	PAC	0	0	232,014	85,898	85,898	325,898	409,523	409,523	649,523
76	46	1440	PAC	0	0	227,073	85,119	85,119	325,119	441,202	441,202	681,202
77	47	1440	PAC	0	0	221,487	83,638	83,638	323,638	475,055	475,055	715,055
78	48	1440	PAC	0	0	215,226	81,391	81,391	321,391	511,248	511,248	751,248
79	49	1440	PAC	0	0	208,258	78,305	78,305	318,305	549,957	549,957	789,957
80	50	1440	PAC	0	0	200,527	74,282	74,282	314,282	591,350	591,350	831,350

		72,000
81	51	1440	PAC	0	0	191,953	69,191	69,191	309,191	635,585	635,585	875,585
82	52	1440	PAC	0	0	182,434	62,877	62,877	302,877	682,812	682,812	922,812
83	53	1440	PAC	0	0	171,851	55,152	55,152	295,152	733,172	733,172	973,172
84	54	1440	PAC	0	0	160,085	45,828	45,828	285,828	786,826	786,826	1,026,826
85	55	1440	PAC	0	0	147,046	34,730	34,730	274,730	843,974	843,974	1,083,974
86	56	1440	PAC	0	0	132,669	21,703	21,703	261,703	904,863	904,863	1,144,863
87	57	1440	PAC	0	0	116,908	6,603	6,603	246,603	969,781	969,781	1,209,781
88	58	1440	PAC	0	0	99,738	0	0	229,483	1,039,065	1,039,065	1,279,065
89	59	1440	PAC	0	0	81,140	0	0	210,885	1,113,088	1,113,088	1,353,088
90	60	1440	PAC	0	0	61,073	0	0	190,818	1,192,234	1,192,234	1,432,234

		86,400
91	61	1440	PAC	0	0	39,479	0	0	169,224	1,276,902	1,276,902	1,516,902
92	62	1440	PAC	0	0	16,261	0	0	146,006	1,367,488	1,367,488	1,607,488
93	63	1440	PAC	0	0	0	0	0	121,008	1,464,361	1,464,361	1,704,361
94	64	1440	PAC	0	0	0	0	0	93,900	1,567,742	1,567,742	1,807,742
95	65	1440	PAC	0	0	0	0	0	63,961	1,677,460	1,677,460	1,917,460
96	66	1440	PAC	0	0	0	0	0	29,786	1,792,612	1,792,612	2,032,612
97	67	1440	PAC	0	0	0	0	0	0	1,910,824	1,910,824	2,150,824
98	68	1440	PAC	0	0	0	0	0	0	2,026,997	2,026,997	2,266,997
99	69	1440	PAC	0	0	0	0	0	0	2,132,057	2,132,057	2,372,057
100	70	1440	PAC	0	0	0	0	0	0	2,219,647	2,219,647	2,459,647

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	846	0	240,846	860	0	240,860	869	0	240,869
32	2	1440	PAC	1,678	0	241,678	1,731	0	241,731	1,766	0	241,766
33	3	1440	PAC	2,491	0	242,491	2,608	0	242,608	2,688	0	242,688
34	4	1440	PAC	3,284	0	243,284	3,491	0	243,491	3,634	0	243,634
35	5	1440	PAC	4,054	0	244,054	4,375	0	244,375	4,603	0	244,603
36	6	1440	PAC	4,873	222	244,873	5,335	684	245,335	5,667	1,016	245,667
37	7	1440	PAC	5,668	1,060	245,668	6,298	1,690	246,298	6,758	2,150	246,758
38	8	1440	PAC	6,434	1,874	246,434	7,257	2,697	247,257	7,868	3,308	247,868
39	9	1440	PAC	7,169	2,659	247,169	8,211	3,702	248,211	8,998	4,489	248,998
40	10	1440	PAC	7,872	3,413	247,872	9,160	4,700	249,160	10,148	5,689	250,148

		14,400
41	11	1440	PAC	8,554	4,882	248,554	10,111	6,439	250,111	11,327	7,655	251,327
42	12	1440	PAC	9,199	6,297	249,199	11,051	8,150	251,051	12,522	9,620	252,522
43	13	1440	PAC	9,806	7,658	249,806	11,977	9,829	251,977	13,730	11,582	253,730
44	14	1440	PAC	10,373	8,959	250,373	12,886	11,472	252,886	14,950	13,537	254,950
45	15	1440	PAC	10,896	10,200	250,896	13,773	13,077	253,773	16,178	15,482	256,178
46	16	1440	PAC	11,449	11,449	251,449	14,736	14,736	254,736	17,531	17,531	257,531
47	17	1440	PAC	11,957	11,957	251,957	15,678	15,678	255,678	18,900	18,900	258,900
48	18	1440	PAC	12,416	12,416	252,416	16,597	16,597	256,597	20,283	20,283	260,283
49	19	1440	PAC	12,816	12,816	252,816	17,481	17,481	257,481	21,670	21,670	261,670
50	20	1440	PAC	13,152	13,152	253,152	18,326	18,326	258,326	23,057	23,057	263,057

		28,800
51	21	1440	PAC	13,417	13,417	253,417	19,120	19,120	259,120	24,434	24,434	264,434
52	22	1440	PAC	13,600	13,600	253,600	19,852	19,852	259,852	25,790	25,790	265,790
53	23	1440	PAC	13,690	13,690	253,690	20,509	20,509	260,509	27,113	27,113	267,113
54	24	1440	PAC	13,674	13,674	253,674	21,075	21,075	261,075	28,387	28,387	268,387
55	25	1440	PAC	13,540	13,540	253,540	21,535	21,535	261,535	29,597	29,597	269,597
56	26	1440	PAC	13,275	13,275	253,275	21,872	21,872	261,872	30,726	30,726	270,726
57	27	1440	PAC	12,867	12,867	252,867	22,073	22,073	262,073	31,758	31,758	271,758
58	28	1440	PAC	12,309	12,309	252,309	22,123	22,123	262,123	32,681	32,681	272,681
59	29	1440	PAC	11,585	11,585	251,585	22,002	22,002	262,002	33,470	33,470	273,470
60	30	1440	PAC	10,674	10,674	250,674	21,685	21,685	261,685	34,100	34,100	274,100

		43,200
61	31	1440	PAC	9,554	9,554	249,554	21,144	21,144	261,144	34,540	34,540	274,540
62	32	1440	PAC	8,203	8,203	248,203	20,348	20,348	260,348	34,756	34,756	274,756
63	33	1440	PAC	6,586	6,586	246,586	19,254	19,254	259,254	34,701	34,701	274,701
64	34	1440	PAC	4,666	4,666	244,666	17,819	17,819	257,819	34,325	34,325	274,325
65	35	1440	PAC	2,411	2,411	242,411	15,996	15,996	255,996	33,578	33,578	273,578
66	36	1440	PAC	0	0	239,789	13,744	13,744	253,744	32,408	32,408	272,408
67	37	1440	PAC	0	0	236,761	11,019	11,019	251,019	30,765	30,765	270,765
68	38	1440	PAC	0	0	233,291	7,778	7,778	247,778	28,596	28,596	268,596
69	39	1440	PAC	0	0	229,341	3,968	3,968	243,968	25,837	25,837	265,837
70	40	1440	PAC	0	0	224,856	0	0	239,523	22,406	22,406	262,406

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	219,765	0	0	234,432	18,200	18,200	258,200
72	42	1440	PAC	0	0	213,981	0	0	228,648	13,094	13,094	253,094
73	43	1440	PAC	0	0	207,393	0	0	222,060	6,936	6,936	246,936
74	44	1440	PAC	0	0	199,892	0	0	214,559	0	0	239,568
75	45	1440	PAC	0	0	191,384	0	0	206,051	0	0	231,060
76	46	1440	PAC	0	0	181,794	0	0	196,461	0	0	221,470
77	47	1440	PAC	0	0	171,055	0	0	185,722	0	0	210,731
78	48	1440	PAC	0	0	159,109	0	0	173,776	0	0	198,785
79	49	1440	PAC	0	0	145,889	0	0	160,556	0	0	185,565
80	50	1440	PAC	0	0	131,286	0	0	145,954	0	0	170,962

		72,000
81	51	1440	PAC	0	0	115,146	0	0	129,814	0	0	154,822
82	52	1440	PAC	0	0	97,270	0	0	111,937	0	0	136,945
83	53	1440	PAC	0	0	77,417	0	0	92,084	0	0	117,092
84	54	1440	PAC	0	0	55,351	0	0	70,018	0	0	95,026
85	55	1440	PAC	0	0	30,870	0	0	45,538	0	0	70,546
86	56	1440	PAC	0	0	3,825	0	0	18,493	0	0	43,501
87	57	1440	PAC	0	0	0	0	0	0	0	0	13,768
88	58	1440	PAC	0	0	0	0	0	0	0	0	0
89	59	1440	PAC	0	0	0	0	0	0	0	0	0
90	60	1440	PAC	0	0	0	0	0	0	0	0	0

		86,400
91	61	1440	PAC	0	0	0	0	0	0	0	0	0
92	62	1440	PAC	0	0	0	0	0	0	0	0	0
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0
96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0

		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$27,838.62
Guideline Level Annual Premium:	$8,031.17
TAMRA Initial 7 Pay Premium:	$7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1/2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.00% Net)	6% Gross Annual Return (5.00% Net)	10% Gross Annual Return (9.00% Net)
Guaranteed	Attained Age	87	87	88
Charges	Contract Year	57	57	58
Current	Attained Age	93	97	100
Charges	Contract Year	63	67	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77550 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

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60

Form 9130	Rev. 05-13

Prospectus for

WealthQuest® III Variable Universal Life

Individual Flexible Premium

Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company

American National Variable Life Separate Account

May 1, 2013

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-13

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Fund for U.S. Government Securities II
VIP Mid Cap Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Index 500 Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth & Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Balanced Portfolio
VIP Value Strategies Portfolio	Alger Growth & Income Portfolio
VIP Growth Opportunities Portfolio	AIM Variable Insurance Funds (Invesco
T. Rowe Price	Variable Insurance Funds) – Series I Shares
Equity Income Portfolio	Invesco V.I. Mid Cap Growth Fund[3]
Mid-Cap Growth Portfolio[1]	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Global Health Care Fund
Limited-Term Bond Portfolio	Invesco V.I. Utilities Fund
MFS® Variable Insurance Trust – Initial	Invesco V.I. Diversified Dividend Fund
Class Shares	Invesco V.I. Global Real Estate Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series
MFS Research Series
MFS Investors Trust Series

[1]	Not available for investment in Contracts issued on or after May 1, 2004
[2]	Not available for investment for Contracts issued on or after July 1, 2007.
[3]	Effective April 29, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

2

3

RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.) The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test—the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

4

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

5

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus, You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.90 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees1	Upon transfer	$10 per transfer

[1]

The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATION EXPENSES FOR THE

CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance1 (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male	Monthly	$.09 per $1,000 of Net Amount At Risk
Non Smoker, Issue Age 30
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.03 per month per
$1,000 of Specified Amount
Maximum $0.42 per month per
$1,000 of Specified Amount
Mortality and Expense Risk	Daily	0.70% Annually of Accumulation
Fees (Daily Asset Charge)		Value in Separate Account
(.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans
4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT

Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value
at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated	Monthly	Minimum COI .79% of premium
Premium Rider		Maximum COI 14.05% of premium
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

[1]

The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

8

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1]	0.35%	2.37%
(before fee waivers or reimbursements)

[1]

Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2012. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35%and 1.53% respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio including fee reduction and/or expense reimbursement arrangements if applicable.

9

GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value— the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue—the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age—Age at Issue plus the number of complete Contract Years.

Beneficiary—the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company—(“American National,” “we,” “our” or “us”)—American National Insurance Company.

Contract—the variable universal life insurance Contract described in this Prospectus.

Contract Debt—the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”)—the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year—the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge—a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page—the pages of the Contract so titled.

Date of Issue—the Date of Issue of the Contract and any riders to the Contract.

Death Benefit—the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds—the proceeds payable upon the Insured’s death.

Declared Rate—the interest rate that is credited in the Fixed Account.

Effective Date—the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account—a part of our General Account that accumulates interest at a fixed rate.

Fund—A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account—includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit—our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium—a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office— American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured—the person upon whose life the Contract is issued.

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Monthly Deduction—the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date—the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk—your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums—scheduled premiums selected by you.

Portfolio – A series of a registered investment company designed to meet specified investment objectives. Satisfactory Proof of Death—submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount—the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount—A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value—the Accumulation Value less Contract Debt and surrender charges.

Valuation Date—each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guideline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Percentage Corridor
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

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OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit you should choose Option B.

2.	keep your cost of insurance charges to a minimum you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

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The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

•

An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•

If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•

If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the

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Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3, 000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•

the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below.These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum.The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•

Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 29, 2013 and Tuesday, December 24, 2013 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments received as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will

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not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

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•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

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The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•

Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•

When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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•

When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

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Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

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Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

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Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to

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the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments: You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P. O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will

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be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract. Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•

payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

¡	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of

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insurance rate for this rider is $.003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

¡

Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

¡

Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum guaranteed cost of insurance rate for this rider is $0.015 per $1,000 of rider Death Benefit. The Maximum guaranteed cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

•

Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between forty-one percent (41%) and eighty-three percent (83%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

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The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.59 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

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Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

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AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

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•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND:	THE ALGER PORTFOLIOS CLASS I-2 SHARES
ADVISER:	FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation

*	Not available for investment for Contracts issued on or after July 1, 2007.

FUND:	FEDERATED INSURANCE SERIES
ADVISER:	FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISOR FOR FEDERATED
MANAGED VOLATILITY FUND II AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Managed Volatility Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised by: Federated Global Investment
Management Corp.

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER:	FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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Subaccount investing in:	Investment objective:
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)—SERIES I SHARES
ADVISER:	INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Utilities Fund	seeks long-term growth of capital growth and secondarily, current income
Invesco V.I. Mid Cap Growth Fund*	seeks capital growth
Invesco V.I. Diversified Dividend Fund	Seeks to provide reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income
Subadviser: Invesco Asset Management Limited.

*	Effective April 29, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund.

FUND:	MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

T. ROWE PRICE

ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:	T. Rowe Price Associates, Inc., Adviser, and T. Rowe Price International, Ltd. And T. Rowe Price Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the Portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

*	Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2012, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$69,759
The Alger American Fund	102,417
Fidelity Variable Insurance Products	640,045
Federated Insurance Series	93,963
MFS Variable Insurance Trust	19,833
T. Rowe Price Funds	136,984

During 2013, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve

39

the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice,

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we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1/2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance

41

Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

42

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

43

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.00%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2012.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting

45

classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	601	0	175,601	620	0	175,620	633	0	175,633
32	2	912	PAC	1,187	0	176,187	1,262	0	176,262	1,314	0	176,314
33	3	912	PAC	1,759	0	176,759	1,927	0	176,927	2,046	0	177,046
34	4	912	PAC	2,315	0	177,315	2,615	0	177,615	2,832	0	177,832
35	5	912	PAC	2,855	0	177,855	3,325	155	178,325	3,676	506	178,676
36	6	912	PAC	3,378	235	178,378	4,056	913	179,056	4,580	1,437	179,580
37	7	912	PAC	3,883	767	178,883	4,810	1,693	179,810	5,550	2,434	180,550
38	8	912	PAC	4,373	1,284	179,373	5,588	2,499	180,588	6,592	3,504	181,592
39	9	912	PAC	4,848	1,789	179,848	6,394	3,335	181,394	7,715	4,656	182,715
40	10	912	PAC	5,308	2,277	180,308	7,226	4,195	182,226	8,921	5,890	183,921

		9,120
41	11	912	PAC	5,768	3,268	180,768	8,102	5,601	183,102	10,236	7,735	185,236
42	12	912	PAC	6,211	4,232	181,211	9,005	7,026	184,005	11,648	9,669	186,648
43	13	912	PAC	6,634	5,166	181,634	9,935	8,467	184,935	13,165	11,696	188,165
44	14	912	PAC	7,034	6,067	182,034	10,888	9,921	185,888	14,790	13,822	189,790
45	15	912	PAC	7,410	6,932	182,410	11,863	11,386	186,863	16,529	16,051	191,529
46	16	912	PAC	7,896	7,896	182,896	13,035	13,035	188,035	18,607	18,607	193,607
47	17	912	PAC	8,351	8,351	183,351	14,238	14,238	189,238	20,845	20,845	195,845
48	18	912	PAC	8,772	8,772	183,772	15,471	15,471	190,471	23,252	23,252	198,252
49	19	912	PAC	9,155	9,155	184,155	16,730	16,730	191,730	25,841	25,841	200,841
50	20	912	PAC	9,496	9,496	184,496	18,014	18,014	193,014	28,623	28,623	203,623

		18,240
51	21	912	PAC	9,781	9,781	184,781	19,306	19,306	194,306	31,599	31,599	206,599
52	22	912	PAC	10,012	10,012	185,012	20,611	20,611	195,611	34,789	34,789	209,789
53	23	912	PAC	10,177	10,177	185,177	21,916	21,916	196,916	38,200	38,200	213,200
54	24	912	PAC	10,279	10,279	185,279	23,221	23,221	198,221	41,852	41,852	216,852
55	25	912	PAC	10,313	10,313	185,313	24,524	24,524	199,524	45,763	45,763	220,763
56	26	912	PAC	10,270	10,270	185,270	25,812	25,812	200,812	49,945	49,945	224,945
57	27	912	PAC	10,153	10,153	185,153	27,089	27,089	202,089	54,425	54,425	229,425
58	28	912	PAC	9,959	9,959	184,959	28,347	28,347	203,347	59,226	59,226	234,226
59	29	912	PAC	9,684	9,684	184,684	29,584	29,584	204,584	64,372	64,372	239,372
60	30	912	PAC	9,329	9,329	184,329	30,796	30,796	205,796	69,893	69,893	244,893

		27,360
61	31	912	PAC	8,890	8,890	183,890	31,979	31,979	206,979	75,819	75,819	250,819
62	32	912	PAC	8,359	8,359	183,359	33,121	33,121	208,121	82,176	82,176	257,176
63	33	912	PAC	7,730	7,730	182,730	34,214	34,214	209,214	88,998	88,998	263,998
64	34	912	PAC	7,000	7,000	182,000	35,251	35,251	210,251	96,320	96,320	271,320
65	35	912	PAC	6,158	6,158	181,158	36,217	36,217	211,217	104,175	104,175	279,175
66	36	912	PAC	5,194	5,194	180,194	37,096	37,096	212,096	112,600	112,600	287,600
67	37	912	PAC	4,096	4,096	179,096	37,870	37,870	212,870	121,631	121,631	296,631
68	38	912	PAC	2,873	2,873	177,873	38,543	38,543	213,543	131,332	131,332	306,332
69	39	912	PAC	1,487	1,487	176,487	39,070	39,070	214,070	141,722	141,722	316,722
70	40	912	PAC	0	0	174,981	39,483	39,483	214,483	152,906	152,906	327,906

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	173,209	39,637	39,637	214,637	164,810	164,810	339,810
72	42	912	PAC	0	0	171,189	39,546	39,546	214,546	177,526	177,526	352,526
73	43	912	PAC	0	0	168,900	39,172	39,172	214,172	191,104	191,104	366,104
74	44	912	PAC	0	0	166,316	38,477	38,477	213,477	205,594	205,594	380,594
75	45	912	PAC	0	0	163,404	37,411	37,411	212,411	221,047	221,047	396,047
76	46	912	PAC	0	0	160,135	35,924	35,924	210,924	237,514	237,514	412,514
77	47	912	PAC	0	0	156,471	33,958	33,958	208,958	255,050	255,050	430,050
78	48	912	PAC	0	0	152,372	31,447	31,447	206,447	273,708	273,708	448,708
79	49	912	PAC	0	0	147,669	28,189	28,189	203,189	293,412	293,412	468,412
80	50	912	PAC	0	0	142,502	24,293	24,293	199,293	314,405	314,405	489,405

		45,600
81	51	912	PAC	0	0	136,680	19,529	19,529	194,529	336,599	336,599	511,599
82	52	912	PAC	0	0	130,052	13,700	13,700	188,700	359,946	359,946	534,946
83	53	912	PAC	0	0	122,572	6,703	6,703	181,703	384,501	384,501	559,501
84	54	912	PAC	0	0	114,196	0	0	173,448	410,328	410,328	585,328
85	55	912	PAC	0	0	104,823	0	0	164,075	437,433	437,433	612,433
86	56	912	PAC	0	0	94,438	0	0	153,690	465,917	465,917	640,917
87	57	912	PAC	0	0	82,563	0	0	141,815	495,403	495,403	670,403
88	58	912	PAC	0	0	69,177	0	0	128,430	525,960	525,960	700,960
89	59	912	PAC	0	0	54,198	0	0	113,450	557,597	557,597	732,597
90	60	912	PAC	0	0	37,834	0	0	97,086	590,629	590,629	765,629

		54,720
91	61	912	PAC	0	0	20,531	0	0	79,784	625,651	625,651	800,651
92	62	912	PAC	0	0	2,366	0	0	61,618	662,920	662,920	837,920
93	63	912	PAC	0	0	0	0	0	40,917	700,886	700,886	875,886
94	64	912	PAC	0	0	0	0	0	17,707	739,639	739,639	914,639
95	65	912	PAC	0	0	0	0	0	0	779,266	779,266	954,266
96	66	912	PAC	0	0	0	0	0	0	819,351	819,351	994,351
97	67	912	PAC	0	0	0	0	0	0	859,656	859,656	1,034,656
98	68	912	PAC	0	0	0	0	0	0	901,830	901,830	1,076,830
99	69	912	PAC	0	0	0	0	0	0	945,259	945,259	1,120,259
100	70	912	PAC	0	0	0	0	0	0	990,060	990,060	1,165,060

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	581	0	175,581	600	0	175,600	612	0	175,612
32	2	912	PAC	1,146	0	176,146	1,219	0	176,219	1,269	0	176,269
33	3	912	PAC	1,696	0	176,696	1,859	0	176,859	1,973	0	176,973
34	4	912	PAC	2,230	0	177,230	2,519	0	177,519	2,728	0	177,728
35	5	912	PAC	2,746	0	177,746	3,198	28	178,198	3,536	367	178,536
36	6	912	PAC	3,242	99	178,242	3,895	752	178,895	4,400	1,257	179,400
37	7	912	PAC	3,721	604	178,721	4,612	1,495	179,612	5,324	2,207	180,324
38	8	912	PAC	4,182	1,093	179,182	5,349	2,261	180,349	6,315	3,226	181,315
39	9	912	PAC	4,628	1,569	179,628	6,111	3,052	181,111	7,380	4,321	182,380
40	10	912	PAC	5,057	2,026	180,057	6,896	3,865	181,896	8,523	5,492	183,523

		9,120
41	11	912	PAC	5,478	2,977	180,478	7,713	5,213	182,713	9,759	7,258	184,759
42	12	912	PAC	5,879	3,900	180,879	8,552	6,573	183,552	11,084	9,104	186,084
43	13	912	PAC	6,260	4,792	181,260	9,413	7,945	184,413	12,503	11,035	187,503
44	14	912	PAC	6,617	5,649	181,617	10,293	9,325	185,293	14,021	13,053	189,021
45	15	912	PAC	6,948	6,470	181,948	11,189	10,711	186,189	15,642	15,165	190,642
46	16	912	PAC	7,341	7,341	182,341	12,226	12,226	187,226	17,538	17,538	192,538
47	17	912	PAC	7,702	7,702	182,702	13,286	13,286	188,286	19,575	19,575	194,575
48	18	912	PAC	8,027	8,027	183,027	14,365	14,365	189,365	21,759	21,759	196,759
49	19	912	PAC	8,311	8,311	183,311	15,459	15,459	190,459	24,101	24,101	199,101
50	20	912	PAC	8,550	8,550	183,550	16,565	16,565	191,565	26,610	26,610	201,610

		18,240
51	21	912	PAC	8,735	8,735	183,735	17,673	17,673	192,673	29,290	29,290	204,290
52	22	912	PAC	8,865	8,865	183,865	18,780	18,780	193,780	32,155	32,155	207,155
53	23	912	PAC	8,928	8,928	183,928	19,877	19,877	194,877	35,209	35,209	210,209
54	24	912	PAC	8,926	8,926	183,926	20,961	20,961	195,961	38,470	38,470	213,470
55	25	912	PAC	8,856	8,856	183,856	22,028	22,028	197,028	41,952	41,952	216,952
56	26	912	PAC	8,706	8,706	183,706	23,066	23,066	198,066	45,664	45,664	220,664
57	27	912	PAC	8,476	8,476	183,476	24,072	24,072	199,072	49,623	49,623	224,623
58	28	912	PAC	8,162	8,162	183,162	25,039	25,039	200,039	53,847	53,847	228,847
59	29	912	PAC	7,760	7,760	182,760	25,961	25,961	200,961	58,356	58,356	233,356
60	30	912	PAC	7,272	7,272	182,272	26,834	26,834	201,834	63,175	63,175	238,175

		27,360
61	31	912	PAC	6,691	6,691	181,691	27,651	27,651	202,651	68,325	68,325	243,325
62	32	912	PAC	6,010	6,010	181,010	28,400	28,400	203,400	73,827	73,827	248,827
63	33	912	PAC	5,223	5,223	180,223	29,070	29,070	204,070	79,706	79,706	254,706
64	34	912	PAC	4,325	4,325	179,325	29,650	29,650	204,650	85,988	85,988	260,988
65	35	912	PAC	3,306	3,306	178,306	30,124	30,124	205,124	92,698	92,698	267,698
66	36	912	PAC	2,151	2,151	177,151	30,473	30,473	205,473	99,860	99,860	274,860
67	37	912	PAC	850	850	175,850	30,675	30,675	205,675	107,499	107,499	282,499
68	38	912	PAC	0	0	174,397	30,719	30,719	205,719	115,652	115,652	290,652
69	39	912	PAC	0	0	172,750	30,563	30,563	205,563	124,335	124,335	299,335
70	40	912	PAC	0	0	170,918	30,210	30,210	205,210	133,605	133,605	308,605

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	168,817	29,563	29,563	204,563	143,427	143,427	339,810
72	42	912	PAC	0	0	166,441	28,601	28,601	203,601	153,845	153,845	328,845
73	43	912	PAC	0	0	163,763	27,282	27,282	202,282	164,885	164,885	339,885
74	44	912	PAC	0	0	160,756	25,558	25,558	200,558	176,572	176,572	351,572
75	45	912	PAC	0	0	157,383	23,372	23,372	198,372	188,929	188,929	363,929
76	46	912	PAC	0	0	153,608	20,664	20,664	195,664	201,976	201,976	376,976
77	47	912	PAC	0	0	149,391	17,368	17,368	192,368	215,734	215,734	390,734
78	48	912	PAC	0	0	144,685	13,403	13,403	188,403	230,218	230,218	405,218
79	49	912	PAC	0	0	139,379	8,625	8,625	183,625	245,376	245,376	420,376
80	50	912	PAC	0	0	133,514	3,033	3,033	178,033	261,313	261,313	436,313

		45,600
81	51	912	PAC	0	0	126,912	0	0	171,459	277,911	277,911	452,911
82	52	912	PAC	0	0	119,401	0	0	163,949	295,051	295,051	470,051
83	53	912	PAC	0	0	110,926	0	0	155,473	312,722	312,722	487,722
84	54	912	PAC	0	0	101,433	0	0	145,981	330,918	330,918	505,918
85	55	912	PAC	0	0	90,802	0	0	135,350	349,558	349,558	524,558
86	56	912	PAC	0	0	79,012	0	0	123,560	368,662	368,662	543,662
87	57	912	PAC	0	0	65,699	0	0	110,247	387,887	387,887	562,887
88	58	912	PAC	0	0	50,658	0	0	95,206	407,033	407,033	582,033
89	59	912	PAC	0	0	33,783	0	0	78,330	425,978	425,978	600,978
90	60	912	PAC	0	0	15,168	0	0	59,716	444,806	444,806	619,806

		54,720
91	61	912	PAC	0	0	0	0	0	39,853	464,020	464,020	639,020
92	62	912	PAC	0	0	0	0	0	18,807	483,724	483,724	658,724
93	63	912	PAC	0	0	0	0	0	0	502,549	502,549	677,549
94	64	912	PAC	0	0	0	0	0	0	519,927	519,927	694,927
95	65	912	PAC	0	0	0	0	0	0	535,234	535,234	710,234
96	66	912	PAC	0	0	0	0	0	0	547,755	547,755	722,755
97	67	912	PAC	0	0	0	0	0	0	557,061	557,061	732,061
98	68	912	PAC	0	0	0	0	0	0	564,562	564,562	739,562
99	69	912	PAC	0	0	0	0	0	0	570,495	570,495	745,495
100	70	912	PAC	0	0	0	0	0	0	573,640	573,640	748,640

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$15,385.74
Guideline Level Annual Premium:	$3,627.76
TAMRA Initial 7 Pay Premium:	$4,065.75

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1/2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.00% Net)	6% Gross Annual Return (5.00% Net)	10% Gross Annual Return (9.00% Net)
Guaranteed Charges	Attained Age	91	93	100
	Contract Year	61	63	70
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.00%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2012.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification.

52

These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	923	0	240,923	953	0	240,953	973	0	240,973
32	2	1440	PAC	1,832	0	241,832	1,949	0	241,949	2,028	0	242,028
33	3	1440	PAC	2,725	0	242,725	2,985	0	242,985	3,168	0	243,168
34	4	1440	PAC	3,597	0	243,597	4,061	0	244,061	4,397	0	244,397
35	5	1440	PAC	4,452	0	244,452	5,180	533	245,180	5,724	1,078	245,724
36	6	1440	PAC	5,285	680	245,285	6,339	1,733	246,339	7,153	2,547	247,153
37	7	1440	PAC	6,097	1,537	246,097	7,539	2,979	247,539	8,691	4,131	248,691
38	8	1440	PAC	6,884	2,372	246,884	8,780	4,268	248,780	10,346	5,834	250,346
39	9	1440	PAC	7,644	3,180	247,644	10,060	5,596	250,060	12,122	7,658	252,122
40	10	1440	PAC	8,380	3,966	248,380	11,382	6,969	251,382	14,032	9,618	254,032

		14,400
41	11	1440	PAC	9,115	5,477	249,115	12,773	9,135	252,773	16,112	12,474	256,112
42	12	1440	PAC	9,818	6,946	249,818	14,204	11,331	254,204	18,343	15,471	258,343
43	13	1440	PAC	10,486	8,357	250,486	15,670	13,541	255,670	20,733	18,604	260,733
44	14	1440	PAC	11,109	9,710	251,109	17,165	15,766	257,165	23,285	21,886	263,285
45	15	1440	PAC	11,684	10,993	251,684	18,685	17,994	258,685	26,007	25,316	266,007
46	16	1440	PAC	12,462	12,462	252,462	20,544	20,544	260,544	29,291	29,291	269,291
47	17	1440	PAC	13,183	13,183	253,183	22,444	22,444	262,444	32,819	32,819	272,819
48	18	1440	PAC	13,852	13,852	253,852	24,393	24,393	264,393	36,616	36,616	276,616
49	19	1440	PAC	14,475	14,475	254,475	26,398	26,398	266,398	40,714	40,714	280,714
50	20	1440	PAC	15,042	15,042	255,042	28,454	28,454	268,454	45,129	45,129	285,129

		28,800
51	21	1440	PAC	15,539	15,539	255,539	30,545	30,545	270,545	49,872	49,872	289,872
52	22	1440	PAC	15,972	15,972	255,972	32,679	32,679	272,679	54,980	54,980	294,980
53	23	1440	PAC	16,328	16,328	256,328	34,846	34,846	274,846	60,472	60,472	300,472
54	24	1440	PAC	16,597	16,597	256,597	37,035	37,035	277,035	66,371	66,371	306,371
55	25	1440	PAC	16,758	16,758	256,758	39,224	39,224	279,224	72,689	72,689	312,689
56	26	1440	PAC	16,848	16,848	256,848	41,451	41,451	281,451	79,502	79,502	319,502
57	27	1440	PAC	16,820	16,820	256,820	43,669	43,669	283,669	86,805	86,805	326,805
58	28	1440	PAC	16,680	16,680	256,680	45,881	45,881	285,881	94,647	94,647	334,647
59	29	1440	PAC	16,428	16,428	256,428	48,087	48,087	288,087	103,075	103,075	343,075
60	30	1440	PAC	15,883	15,883	255,883	50,099	50,099	290,099	111,951	111,951	351,951

		43,200
61	31	1440	PAC	15,143	15,143	255,143	52,004	52,004	292,004	121,415	121,415	361,415
62	32	1440	PAC	14,191	14,191	254,191	53,777	53,777	293,777	131,498	131,498	371,498
63	33	1440	PAC	12,965	12,965	252,965	55,346	55,346	295,346	142,190	142,190	382,190
64	34	1440	PAC	11,468	11,468	251,468	56,702	56,702	296,702	153,546	153,546	393,546
65	35	1440	PAC	9,691	9,691	249,691	57,821	57,821	297,821	165,614	165,614	405,614
66	36	1440	PAC	7,625	7,625	247,625	58,679	58,679	298,679	178,444	178,444	418,444
67	37	1440	PAC	5,269	5,269	245,269	59,259	59,259	299,259	192,102	192,102	432,102
68	38	1440	PAC	2,612	2,612	242,612	59,533	59,533	299,533	206,647	206,647	446,647
69	39	1440	PAC	0	0	239,638	59,467	59,467	299,467	222,139	222,139	462,139
70	40	1440	PAC	0	0	236,288	59,000	59,000	299,000	238,620	238,620	478,620

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	232,486	58,046	58,046	298,046	256,111	256,111	496,111
72	42	1440	PAC	0	0	228,136	56,481	56,481	296,481	274,601	274,601	514,601
73	43	1440	PAC	0	0	223,144	54,179	54,179	294,179	294,084	294,084	534,084
74	44	1440	PAC	0	0	217,477	51,069	51,069	291,069	314,612	314,612	554,612
75	45	1440	PAC	0	0	211,085	47,058	47,058	287,058	336,226	336,226	576,226
76	46	1440	PAC	0	0	203,902	42,035	42,035	282,035	358,958	358,958	598,958
77	47	1440	PAC	0	0	195,605	35,616	35,616	275,616	382,569	382,569	622,569
78	48	1440	PAC	0	0	186,247	27,788	27,788	267,788	407,192	407,192	647,192
79	49	1440	PAC	0	0	175,657	18,302	18,302	258,302	432,739	432,739	672,739
80	50	1440	PAC	0	0	164,149	7,400	7,400	247,400	459,624	459,624	699,624

		72,000
81	51	1440	PAC	0	0	151,155	0	0	234,495	487,371	487,371	727,371
82	52	1440	PAC	0	0	136,545	0	0	219,885	515,922	515,922	755,922
83	53	1440	PAC	0	0	120,224	0	0	203,565	545,249	545,249	785,249
84	54	1440	PAC	0	0	102,035	0	0	185,375	575,257	575,257	815,257
85	55	1440	PAC	0	0	81,768	0	0	165,108	605,788	605,788	845,788
86	56	1440	PAC	0	0	59,190	0	0	142,530	636,645	636,645	876,645
87	57	1440	PAC	0	0	34,070	0	0	117,411	667,615	667,615	907,615
88	58	1440	PAC	0	0	6,204	0	0	89,544	698,493	698,493	938,493
89	59	1440	PAC	0	0	0	0	0	58,758	729,090	729,090	969,090
90	60	1440	PAC	0	0	0	0	0	26,601	761,004	761,004	1,001,004

		86,400
91	61	1440	PAC	0	0	0	0	0	0	792,746	792,746	1,032,746
92	62	1440	PAC	0	0	0	0	0	0	824,868	824,868	1,064,868
93	63	1440	PAC	0	0	0	0	0	0	856,782	856,782	1,096,782
94	64	1440	PAC	0	0	0	0	0	0	888,298	888,298	1,128,298
95	65	1440	PAC	0	0	0	0	0	0	919,208	919,208	1,159,208
96	66	1440	PAC	0	0	0	0	0	0	949,490	949,490	1,189,490
97	67	1440	PAC	0	0	0	0	0	0	979,167	979,167	1,219,167
98	68	1440	PAC	0	0	0	0	0	0	1,007,968	1,007,968	1,247,968
99	69	1440	PAC	0	0	0	0	0	0	1,036,405	1,036,405	1,276,405
100	70	1440	PAC	0	0	0	0	0	0	1,061,660	1,061,660	1,301,660

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	878	0	240,878	907	0	240,907	926	0	240,926
32	2	1440	PAC	1,744	0	241,744	1,854	0	241,854	1,929	0	241,929
33	3	1440	PAC	2,592	0	242,592	2,840	0	242,840	3,014	0	243,014
34	4	1440	PAC	3,421	0	243,421	3,862	0	243,862	4,182	0	244,182
35	5	1440	PAC	4,232	0	244,232	4,924	277	244,924	5,441	795	245,441
36	6	1440	PAC	5,019	414	245,019	6,021	1,415	246,021	6,795	2,189	246,795
37	7	1440	PAC	5,784	1,224	245,784	7,154	2,594	247,154	8,250	3,690	248,250
38	8	1440	PAC	6,521	2,009	246,521	8,322	3,810	248,322	9,810	5,298	249,810
39	9	1440	PAC	7,229	2,765	247,229	9,522	5,058	249,522	11,480	7,016	251,480
40	10	1440	PAC	7,910	3,496	247,910	10,757	6,344	250,757	13,272	8,858	253,272

		14,400
41	11	1440	PAC	8,572	4,933	248,572	12,038	8,399	252,038	15,204	11,566	255,204
42	12	1440	PAC	9,197	6,324	249,197	13,347	10,474	253,347	17,268	14,396	257,268
43	13	1440	PAC	9,781	7,652	249,781	14,680	12,551	254,680	19,470	17,342	259,470
44	14	1440	PAC	10,316	8,916	250,316	16,029	14,630	256,029	21,812	20,413	261,812
45	15	1440	PAC	10,798	10,106	250,798	17,391	16,700	257,391	24,302	23,610	264,302
46	16	1440	PAC	11,386	11,386	251,386	18,979	18,979	258,979	27,222	27,222	267,222
47	17	1440	PAC	11,916	11,916	251,916	20,593	20,593	260,593	30,351	30,351	270,351
48	18	1440	PAC	12,395	12,395	252,395	22,240	22,240	262,240	33,713	33,713	273,713
49	19	1440	PAC	12,832	12,832	252,832	23,931	23,931	263,931	37,338	37,338	277,338
50	20	1440	PAC	13,217	13,217	253,217	25,658	25,658	265,658	41,240	41,240	281,240

		28,800
51	21	1440	PAC	13,536	13,536	253,536	27,407	27,407	267,407	45,427	45,427	285,427
52	22	1440	PAC	13,784	13,784	253,784	29,173	29,173	269,173	49,919	49,919	289,919
53	23	1440	PAC	13,947	13,947	253,947	30,942	30,942	270,942	54,728	54,728	294,728
54	24	1440	PAC	14,012	14,012	254,012	32,700	32,700	272,700	59,870	59,870	299,870
55	25	1440	PAC	13,955	13,955	253,955	34,422	34,422	274,422	65,346	65,346	305,346
56	26	1440	PAC	13,788	13,788	253,788	36,114	36,114	276,114	71,198	71,198	311,198
57	27	1440	PAC	13,484	13,484	253,484	37,749	37,749	277,749	77,431	77,431	317,431
58	28	1440	PAC	13,050	13,050	253,050	39,327	39,327	279,327	84,085	84,085	324,085
59	29	1440	PAC	12,487	12,487	252,487	40,847	40,847	280,847	91,196	91,196	331,196
60	30	1440	PAC	11,692	11,692	251,692	42,197	42,197	282,197	98,697	98,697	338,697

		43,200
61	31	1440	PAC	10,694	10,694	250,694	43,398	43,398	283,398	106,652	106,652	346,652
62	32	1440	PAC	9,463	9,463	249,463	44,407	44,407	284,407	115,066	115,066	355,066
63	33	1440	PAC	7,947	7,947	247,947	45,159	45,159	285,159	123,924	123,924	363,924
64	34	1440	PAC	6,133	6,133	246,133	45,626	45,626	285,626	133,249	133,249	373,249
65	35	1440	PAC	4,012	4,012	244,012	45,781	45,781	285,781	143,072	143,072	383,072
66	36	1440	PAC	1,574	1,574	241,574	45,594	45,594	285,594	153,420	153,420	393,420
67	37	1440	PAC	0	0	238,812	45,042	45,042	285,042	164,338	164,338	404,338
68	38	1440	PAC	0	0	235,693	44,091	44,091	284,091	175,859	175,859	415,859
69	39	1440	PAC	0	0	232,192	42,701	42,701	282,701	188,017	188,017	428,017
70	40	1440	PAC	0	0	228,261	40,799	40,799	280,799	200,819	200,819	440,819

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1% Net)			6% Gross Rate (5% Net)			10% Gross Rate (9% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	223,828	38,287	38,287	278,287	214,246	214,246	454,246
72	42	1440	PAC	0	0	218,786	35,023	35,023	275,023	228,243	228,243	468,243
73	43	1440	PAC	0	0	213,028	30,862	30,862	270,862	242,750	242,750	482,750
74	44	1440	PAC	0	0	206,516	25,718	25,718	265,718	257,772	257,772	497,772
75	45	1440	PAC	0	0	199,191	19,482	19,482	259,482	273,295	273,295	513,295
76	46	1440	PAC	0	0	190,979	12,024	12,024	252,024	289,285	289,285	529,285
77	47	1440	PAC	0	0	181,654	3,049	3,049	243,049	305,546	305,546	545,546
78	48	1440	PAC	0	0	171,146	0	0	232,557	322,032	322,032	562,032
79	49	1440	PAC	0	0	159,262	0	0	220,672	338,558	338,558	578,558
80	50	1440	PAC	0	0	146,058	0	0	207,469	355,190	355,190	595,190

		72,000
81	51	1440	PAC	0	0	131,146	0	0	192,556	371,527	371,527	611,527
82	52	1440	PAC	0	0	114,365	0	0	175,776	387,377	387,377	627,377
83	53	1440	PAC	0	0	95,596	0	0	157,007	402,569	402,569	642,569
84	54	1440	PAC	0	0	74,641	0	0	136,052	416,837	416,837	656,837
85	55	1440	PAC	0	0	51,239	0	0	112,650	429,824	429,824	669,824
86	56	1440	PAC	0	0	25,095	0	0	86,505	441,106	441,106	681,106
87	57	1440	PAC	0	0	0	0	0	57,318	450,214	450,214	690,214
88	58	1440	PAC	0	0	0	0	0	24,809	456,661	456,661	696,661
89	59	1440	PAC	0	0	0	0	0	0	459,949	459,949	699,949
90	60	1440	PAC	0	0	0	0	0	0	460,451	460,451	700,451

		86,400
91	61	1440	PAC	0	0	0	0	0	0	457,074	457,074	697,074
92	62	1440	PAC	0	0	0	0	0	0	449,742	449,742	689,742
93	63	1440	PAC	0	0	0	0	0	0	437,619	437,619	677,619
94	64	1440	PAC	0	0	0	0	0	0	419,984	419,984	659,984
95	65	1440	PAC	0	0	0	0	0	0	396,034	396,034	636,034
96	66	1440	PAC	0	0	0	0	0	0	365,170	365,170	605,170
97	67	1440	PAC	0	0	0	0	0	0	326,804	326,804	566,804
98	68	1440	PAC	0	0	0	0	0	0	279,864	279,864	519,864
99	69	1440	PAC	0	0	0	0	0	0	223,545	223,545	463,545
100	70	1440	PAC	0	0	0	0	0	0	155,236	155,236	395,236

		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$2,4477.02
Guideline Level Annual Premium:	$6,501.97
TAMRA Initial 7 Pay Premium:	$6,383.81

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1/2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*	Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.00% Net)	6% Gross Annual Return (5.00% Net)	10% Gross Annual Return (9.00% Net)
Guaranteed Charges	Attained Age	87	89	100
	Contract Year	57	59	70
Current Charges	Attained Age	89	91	100
	Contract Year	59	61	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-13

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

WEALTHQUEST III VARIABLE UNIVERSAL LIFE

CONTRACT FORM NUMBERS WQVUL08 AND WQVUL

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

(REGISTRANT)

AMERICAN NATIONAL INSURANCE COMPANY

(DEPOSITOR)

Registrant

American National Variable Life Separate Account

One Moody Plaza

Galveston, Texas 77550-7947

Depositor

American National Insurance Company

One Moody Plaza

Galveston, TX 77550-7947

Principal Underwriter

ANICO Financial Services, Inc. (ANFS)

One Moody Plaza, Suite 1423

Galveston, Texas 77559-7947

Independent Registered Public Accounting Firm

KPMG LLP

811 Main Street, Suite 4500

Houston, Texas 77002

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2013, by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI	5-13

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37%.

We are subject to regulation by the Texas Department of Insurance (“the Department”). In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liability and reserves of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts. ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX 77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives. Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products. Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured’s age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from $500 to $250,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2012, the actual fees paid ranged from $500 to $55,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate commissions of $1,455,701, $2,790,345 and $2,476,511 in 2012 (January – August), 2011, and 2010, respectively, to SM&R for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. SM&R did not retain any of these commissions. We paid ANFS aggregate commissions of $626,024 in 2012 (September – December) for the sale of variable life policies and variable annuity contracts by the selling brokers. ANFS did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner’s Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The “yield” of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then “annualized” and shown as a percentage of the investment. We also may advertise the “effective yield” of the Subaccount investing in the Fidelity VIP Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “total return” of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement.” Average annual total return” is the rate of return that would produce that change in value over the specified period, if compounded annually. “Cumulative total return” is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we’ll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the related financial statement schedules I – V, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2012 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report on the aforementioned consolidated financial statements refers the Company’s adoption of FASB Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012, and application of the retrospective method of adoption to all prior periods presented in the consolidated financial statements.

Additionally, the statement of net assets of the segregated subaccounts of American National Variable Life Separate Account as of December 31, 2012, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and

Policy Owners of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Small Cap Growth Portfolio – Class I-2, Alger Large Cap Growth Portfolio – Class I-2, Alger Growth & Income Portfolio – Class I-2, Alger Balanced Portfolio – Class I-2, Alger Mid Cap Growth Portfolio – Class I-2, Alger Capital Appreciation Portfolio – Class I-2, Federated Managed Volatility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Quality Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Fidelity Variable Insurance Products (VIP) Growth & Income Portfolio– Initial Class, Fidelity VIP Equity-Income Portfolio – Initial Class, Fidelity VIP Growth Portfolio – Initial Class, Fidelity VIP High Income Portfolio – Initial Class, Fidelity VIP Money Market Portfolio – Initial Class, Fidelity VIP Overseas Portfolio – Initial Class, Fidelity VIP Investment Grade Bond Portfolio – Initial Class, Fidelity VIP Asset Manager Portfolio – Initial Class, Fidelity VIP Index 500 Portfolio – Initial Class, Fidelity VIP Contrafund Portfolio – Initial Class, Fidelity VIP Asset Manager: Growth Portfolio – Initial Class, Fidelity VIP Balanced Portfolio – Initial Class, Fidelity VIP Growth Opportunities Portfolio – Initial Class, Fidelity VIP Mid Cap Portfolio – Initial Class, Fidelity VIP Growth Strategies Portfolio – Service Class 2, Fidelity VIP Contrafund Portfolio – Service Class 2, Fidelity VIP Index 500 Portfolio – Service Class 2, Fidelity VIP Growth Opportunities Portfolio – Service Class 2, Fidelity VIP Mid Cap Portfolio – Service Class 2, Fidelity VIP Equity-Income Portfolio – Service Class 2, Fidelity VIP Investment Grade Bond Portfolio – Service Class 2, Fidelity VIP Growth & Income Portfolio – Service Class 2, Fidelity VIP Money Market Portfolio – Service Class 2, Fidelity VIP Value Portfolio – Service Class 2, Fidelity VIP Value Strategies Portfolio – Service Class 2, Fidelity VIP Value Leaders Portfolio – Service Class 2, Invesco Variable Insurance Funds (V.I.) Capital Development Fund – Series I, Invesco Van Kampen V.I. Mid Cap Growth Fund – Series I, Invesco V.I. Diversified Dividend Fund – Series I (formerly Invesco V.I. Dividend Growth Fund – Series I), Invesco V.I. Dynamics Fund – Series I, Invesco V.I. Global Healthcare Fund – Series I, Invesco V.I. Technology Fund – Series I, Invesco V.I. Global Real Estate Fund – Series I, Invesco V.I. Utilities Fund – Series I, Invesco V.I. Financial Services Fund – Series I, Invesco V.I. Small Cap Equity Fund – Series I, MFS Growth Series – Initial Class, MFS Core Equity Series – Initial Class, MFS Research Series – Initial Class, MFS Investors Trust Series – Initial Class, T. Rowe Price (TRP) Equity Income Portfolio, TRP International Stock Portfolio, TRP Limited-Term Bond Portfolio and TRP Mid-Cap Growth Portfolio segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2012, and the related statement of Operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2012 and the results of their operations for the year, or lesser period, then ended, changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and their financial highlights for each of the years, or lesser period, in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas

April 26, 2013

American National Variable Life Separate Account

Statement of Net Assets

As of December 31, 2012

(Amounts in thousands except for unit and share information)

Assets	Shares	NAV	Investments at cost	Investments at value	Unit value	Units outstanding
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	19,908	$15.14	$256	$301	$2.38	126,414
Fidelity VIP Asset Manager Portfolio—Initial Class	50,359	15.17	716	764	2.51	304,546
Fidelity VIP Balanced Portfolio—Initial Class	11,752	15.76	173	185	1.47	126,259
Fidelity VIP Contrafund Portfolio—Initial Class	132,508	26.44	3,513	3,504	4.26	823,189
Fidelity VIP Equity-Income Portfolio—Initial Class	124,637	19.94	2,752	2,485	3.39	733,000
Fidelity VIP Growth Portfolio—Initial Class	115,979	42.05	3,901	4,877	2.95	1,651,509
Fidelity VIP Growth and Income Portfolio—Initial Class	6,021	14.59	72	88	1.24	71,074
Fidelity VIP Growth Opportunities Portfolio—Initial Class	5,813	21.80	100	127	0.95	132,724
Fidelity VIP High Income Portfolio—Initial Class	64,308	5.81	349	374	2.28	164,202
Fidelity VIP Index 500 Portfolio—Initial Class	41,951	144.92	5,346	6,080	3.55	1,712,648
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	36,293	13.06	468	474	2.60	182,553
Fidelity VIP Mid Cap Portfolio—Initial Class	65,393	30.55	1,906	1,998	4.30	464,084
Fidelity VIP Money Market Portfolio—Initial Class	5,169,937	1.00	5,170	5,170	1.57	3,287,614
Fidelity VIP Overseas Portfolio—Initial Class	46,642	16.09	891	750	2.00	375,601
T. Rowe Price Equity Income Portfolio	11,081	22.27	206	247	1.60	154,115
T. Rowe Price International Stock Portfolio	13,145	13.90	158	183	1.25	145,691
T. Rowe Price Mid-Cap Growth Portfolio	14,366	22.00	305	316	2.53	124,925
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	39,462	15.14	508	597	1.49	400,168
Fidelity VIP Asset Manager Portfolio—Initial Class	30,536	15.17	436	463	1.60	289,797
Fidelity VIP Balanced Portfolio—Initial Class	53,754	15.76	790	847	1.54	551,182
Fidelity VIP Contrafund Portfolio—Initial Class	267,286	26.44	7,154	7,067	2.40	2,939,863
Fidelity VIP Equity-Income Portfolio—Initial Class	101,745	19.94	2,179	2,029	1.72	1,179,768
Fidelity VIP Growth Portfolio—Initial Class	164,140	42.05	5,200	6,902	1.49	4,636,280
Fidelity VIP Growth and Income Portfolio—Initial Class	56,056	14.59	750	818	1.43	571,086
Fidelity VIP Growth Opportunities Portfolio—Initial Class	108,949	21.80	1,852	2,375	1.18	2,016,040
Fidelity VIP High Income Portfolio—Initial Class	91,952	5.81	491	534	1.54	347,212
Fidelity VIP Index 500 Portfolio—Initial Class	65,993	144.92	8,376	9,564	1.54	6,200,164
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	61,895	13.06	794	808	1.90	425,130
Fidelity VIP Mid Cap Portfolio—Initial Class	338,692	30.55	10,143	10,347	3.94	2,625,754
Fidelity VIP Money Market Portfolio—Initial Class	6,811,096	1.00	6,811	6,811	1.22	5,598,845
Fidelity VIP Overseas Portfolio—Initial Class	67,823	16.09	1,302	1,091	1.47	743,770
T. Rowe Price Equity Income Portfolio	84,053	22.27	1,783	1,872	1.89	989,727
T. Rowe Price International Stock Portfolio	85,064	13.90	1,007	1,182	1.36	872,595
T. Rowe Price Mid-Cap Growth Portfolio	173,273	22.00	3,892	3,812	3.64	1,046,339
Survivor Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	87	15.14	1	1	20.79	63
Fidelity VIP Balanced Portfolio—Initial Class	3,280	15.76	46	52	23.45	2,204
Fidelity VIP Contrafund Portfolio—Initial Class	9,250	26.44	185	245	45.52	5,373
Fidelity VIP Equity-Income Portfolio—Initial Class	4,825	19.94	88	96	37.41	2,572
Fidelity VIP Growth Portfolio—Initial Class	514	42.05	18	22	47.70	453
Fidelity VIP Growth Opportunities Portfolio—Initial Class	4,144	21.80	64	90	22.33	4,046
Fidelity VIP High Income Portfolio—Initial Class	304	5.81	2	2	17.03	104
See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Net Assets

As of December 31, 2012

(Amounts in thousands except for unit and share information)

Assets	Shares	NAV	Investments at cost	Investments at value	Unit value	Units outstanding
Survivor Variable Universal Life
Fidelity VIP Index 500 Portfolio—Initial Class	2,334	$144.92	$308	$338	$201.06	1,682
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	4,173	13.06	49	55	24.14	2,258
Fidelity VIP Mid Cap Portfolio—Initial Class	10,739	30.55	314	328	47.20	6,951
Fidelity VIP Money Market Portfolio—Initial Class	97,579	1.00	98	98	1.17	83,077
Fidelity VIP Overseas Portfolio—Initial Class	5,810	16.09	98	93	26.80	3,488
T. Rowe Price Equity Income Portfolio	3,927	22.27	84	87	30.75	2,845
T. Rowe Price International Stock Portfolio	4,747	13.90	51	66	18.24	3,617
T. Rowe Price Mid-Cap Growth Portfolio	13,375	22.00	286	294	38.05	7,733
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	114,953	11.84	1,348	1,361	1.36	998,013
Alger Capital Appreciation Portfolio—Class I-2	48,338	60.81	2,233	2,939	1.88	1,563,305
Alger Growth & Income Portfolio—Class I-2	63,152	11.67	635	737	1.22	602,152
Alger Large Cap Growth Portfolio—Class I-2	31,033	46.82	1,223	1,453	1.28	1,135,218
Alger Mid Cap Growth Portfolio—Class I-2	175,407	13.55	2,319	2,377	1.46	1,627,340
Alger Small Cap Growth Portfolio—Class I-2	62,348	27.78	1,755	1,732	2.01	862,448
Federated Fund for U.S. Government Securities II	18,128	11.55	208	209	1.33	157,007
Federated High Income Bond Fund II—Primary Shares	127,905	7.17	801	917	2.28	403,013
Federated Kaufmann Fund II—Primary Shares	30,802	15.06	410	464	1.44	322,161
Federated Managed Volatility Fund II	39,218	9.56	339	375	1.53	244,635
Federated Quality Bond Fund II—Primary Shares	31,342	11.80	359	370	1.43	257,809
Fidelity VIP Contrafund Portfolio—Service Class 2	383,405	26.00	9,569	9,969	1.94	5,128,287
Fidelity VIP Equity-Income Portfolio—Service Class 2	40,333	19.62	699	791	1.28	619,513
Fidelity VIP Growth and Income Portfolio—Service Class 2	24,703	14.35	300	354	1.36	260,850
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	55,904	21.60	947	1,208	1.40	862,731
Fidelity VIP Growth Strategies Portfolio—Service Class 2	139,574	8.90	1,137	1,242	1.23	1,010,666
Fidelity VIP Index 500 Portfolio—Service Class 2	48,908	143.65	6,493	7,026	1.40	5,020,145
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	42,355	12.79	546	542	1.41	383,909
Fidelity VIP Mid Cap Portfolio—Service Class 2	561,047	29.98	16,242	16,820	2.54	6,630,747
Fidelity VIP Money Market Portfolio—Service Class 2	4,856,663	1.00	4,857	4,857	0.98	4,949,490
Fidelity VIP Value Leaders Portfolio—Service Class 2	16,768	10.27	166	172	1.04	165,677
Fidelity VIP Value Portfolio—Service Class 2	8,837	12.50	90	110	1.28	86,411
Fidelity VIP Value Strategies—Service Class 2	58,403	11.18	456	653	1.53	426,593
Invesco Van Kampen V.I. Mid Cap Growth Fund—Series I	41,057	3.92	164	161	9.71	16,580
Invesco V.I. Capital Development Fund—Series I	—	—	—	—	—	—
Invesco V.I. Diversified Dividend Fund—Series I	5,352	16.34	81	87	27.82	3,144
Invesco V.I. Dynamics Fund—Series I	—	—	—	—	—	—
Invesco V.I. Financial Services Fund—Series I	—	—	—	—	—	—
Invesco V.I. Global Health Care Fund—Series I	34,791	21.00	544	731	1.50	485,853
Invesco V.I. Global Real Estate Fund—Series I	160,227	15.47	2,325	2,479	2.99	829,318
Invesco V.I. Small Cap Equity Fund—Series I	26,423	18.69	388	494	1.57	314,742
Invesco V.I. Technology Fund—Series I	44,640	16.87	579	753	1.04	725,878
Invesco V.I. Utilities Fund—Series I	134,832	16.20	2,174	2,184	1.72	1,266,926
MFS Core Equity Series—Initial Class	9,077	17.68	128	160	1.32	121,962
MFS Growth Series—Initial Class	22,916	28.83	518	661	1.54	427,968
MFS Investors Trust Series—Initial Class	10,835	22.93	212	248	1.48	168,377
MFS Research Series—Initial Class	3,554	21.85	62	78	1.56	49,931
T. Rowe Price Equity Income Portfolio	331,443	22.27	6,847	7,381	1.59	4,645,122
T. Rowe Price International Stock Portfolio	216,814	13.90	2,836	3,014	1.58	1,906,296
T. Rowe Price Limited-Term Bond Portfolio	121,947	4.98	606	607	1.38	441,540
T. Rowe Price Mid-Cap Growth Portfolio	78,118	22.00	1,742	1,719	2.31	744,200

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Operations

As of December 31, 2012

(Amounts in thousands)

	Net investment income (loss)	Realized gain distributions from underlying mutual fund	Realized gains (losses) on sales of investments	Net realized gains (losses) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	$1	$1	$5	$6	$33	$40
Fidelity VIP Asset Manager Portfolio—Initial Class	5	6	14	20	64	89
Fidelity VIP Balanced Portfolio—Initial Class	1	9	5	14	10	25
Fidelity VIP Contrafund Portfolio—Initial Class	16	—	(38)	(38)	507	485
Fidelity VIP Equity-Income Portfolio—Initial Class	54	155	(12)	143	171	368
Fidelity VIP Growth Portfolio—Initial Class	(15)	—	22	22	610	617
Fidelity VIP Growth and Income Portfolio—Initial Class	1	—	—	—	10	11
Fidelity VIP Growth Opportunities Portfolio—Initial Class	—	—	9	9	9	18
Fidelity VIP High Income Portfolio—Initial Class	18	—	(5)	(5)	32	45
Fidelity VIP Index 500 Portfolio—Initial Class	71	79	70	149	623	843
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	7	13	8	21	(3)	25
Fidelity VIP Mid Cap Portfolio—Initial Class	(6)	157	(10)	147	119	260
Fidelity VIP Money Market Portfolio—Initial Class	(42)	—	—	—	—	(42)
Fidelity VIP Overseas Portfolio—Initial Class	7	2	(51)	(49)	171	129
T. Rowe Price Equity Income Portfolio	4	—	(13)	(13)	49	40
T. Rowe Price International Stock Portfolio	—	—	(17)	(17)	47	30
T. Rowe Price Mid-Cap Growth Portfolio	(3)	29	(6)	23	16	36
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	—	2	24	26	56	82
Fidelity VIP Asset Manager Portfolio—Initial Class	1	3	2	5	42	48
Fidelity VIP Balanced Portfolio—Initial Class	4	40	10	50	47	101
Fidelity VIP Contrafund Portfolio—Initial Class	4	—	110	110	878	992
Fidelity VIP Equity-Income Portfolio—Initial Class	37	124	(29)	95	151	283
Fidelity VIP Growth Portfolio—Initial Class	(47)	—	61	61	854	868
Fidelity VIP Growth and Income Portfolio—Initial Class	8	—	4	4	109	121
Fidelity VIP Growth Opportunities Portfolio—Initial Class	(20)	—	96	96	304	380
Fidelity VIP High Income Portfolio—Initial Class	23	—	34	34	10	67
Fidelity VIP Index 500 Portfolio—Initial Class	77	124	95	219	990	1,286
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	9	22	22	44	(15)	38
Fidelity VIP Mid Cap Portfolio—Initial Class	(67)	806	102	908	475	1,316
Fidelity VIP Money Market Portfolio—Initial Class	(80)	—	—	—	—	(80)
Fidelity VIP Overseas Portfolio—Initial Class	7	4	(71)	(67)	245	185
T. Rowe Price Equity Income Portfolio	16	—	(12)	(12)	249	253
T. Rowe Price International Stock Portfolio	(1)	—	(132)	(132)	325	192
T. Rowe Price Mid-Cap Growth Portfolio	(49)	351	107	458	43	452
Survivor Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio—Initial Class	1	2	—	2	3	6
Fidelity VIP Contrafund Portfolio—Initial Class	1	—	—	—	31	32
Fidelity VIP Equity-Income Portfolio—Initial Class	2	7	(13)	(6)	19	15
Fidelity VIP Growth Portfolio—Initial Class	—	—	—	—	2	2
Fidelity VIP Growth Opportunities Portfolio—Initial Class	(1)	—	—	—	15	14
Fidelity VIP High Income Portfolio—Initial Class	—	—	—	—	—	—
Fidelity VIP Index 500 Portfolio—Initial Class	4	4	(5)	(1)	42	45
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	1	1	—	1	—	2

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Operations

As of December 31, 2012

(Amounts in thousands)

	Net investment income (loss)	Realized gain distributions from underlying mutual fund	Realized gains (losses) on sales of investments	Net realized gains (losses) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations
Survivor Variable Universal Life
Fidelity VIP Mid Cap Portfolio—Initial Class	$(1)	$26	$(11)	$15	$27	$41
Fidelity VIP Money Market Portfolio—Initial Class	(1)	—	—	—	—	(1)
Fidelity VIP Overseas Portfolio—Initial Class	1	—	(1)	(1)	14	14
T. Rowe Price Equity Income Portfolio	1	—	(1)	(1)	12	12
T. Rowe Price International Stock Portfolio	—	—	—	—	10	10
T. Rowe Price Mid-Cap Growth Portfolio	(3)	27	(2)	25	11	33
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	9	—	(14)	(14)	76	71
Alger Capital Appreciation Portfolio—Class I-2	10	1	60	61	359	430
Alger Growth & Income Portfolio—Class I-2	19	—	10	10	49	78
Alger Large Cap Growth Portfolio—Class I-2	8	—	36	36	83	127
Alger Mid Cap Growth Portfolio—Class I-2	(16)	—	(90)	(90)	423	317
Alger Small Cap Growth Portfolio—Class I-2	(12)	365	31	396	(201)	183
Federated Fund for U.S. Government Securities II	6	—	2	2	(3)	5
Federated High Income Bond Fund II—Primary Shares	57	—	10	10	43	110
Federated Kaufmann Fund II—Primary Shares	(3)	—	8	8	60	65
Federated Managed Volatility Fund II	8	20	3	23	10	41
Federated Quality Bond Fund II—Primary Shares	12	—	4	4	14	30
Fidelity VIP Contrafund Portfolio—Service Class 2	43	—	(102)	(102)	1,376	1,317
Fidelity VIP Equity-Income Portfolio—Service Class 2	17	48	(14)	34	54	105
Fidelity VIP Growth and Income Portfolio—Service Class 2	5	—	(5)	(5)	52	52
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	(6)	—	16	16	170	180
Fidelity VIP Growth Strategies Portfolio—Service Class 2	(9)	—	(3)	(3)	134	122
Fidelity VIP Index 500 Portfolio—Service Class 2	82	86	57	143	694	919
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	7	14	10	24	(7)	24
Fidelity VIP Mid Cap Portfolio—Service Class 2	(49)	1,340	15	1,355	741	2,047
Fidelity VIP Money Market Portfolio—Service Class 2	(34)	—	—	—	—	(34)
Fidelity VIP Value Leaders Portfolio—Service Class 2	3	—	(5)	(5)	21	19
Fidelity VIP Value Portfolio—Service Class 2	1	—	7	7	11	19
Fidelity VIP Value Strategies—Service Class 2	(2)	—	4	4	131	133
Invesco Van Kampen V.I. Mid Cap Growth Fund—Series I	(1)	—	(1)	(1)	—	(2)
Invesco V.I. Capital Development Fund—Series I	—	—	(11)	(11)	32	21
Invesco V.I. Diversified Dividend Fund—Series I	1	—	—	—	12	13
Invesco V.I. Dynamics Fund—Series I	—	—	—	—	—	—
Invesco V.I. Financial Services Fund—Series I	—	—	—	—	—	—
Invesco V.I. Global Health Care Fund—Series I	(5)	—	(16)	(16)	140	119
Invesco V.I. Global Real Estate Fund—Series I	(3)	—	(234)	(234)	770	533
Invesco V.I. Small Cap Equity Fund—Series I	(3)	—	2	2	55	54
Invesco V.I. Technology Fund—Series I	(5)	—	19	19	60	74
Invesco V.I. Utilities Fund—Series I	53	78	(131)	(53)	56	56
MFS Core Equity Series—Initial Class	—	—	1	1	20	21
MFS Growth Series—Initial Class	(4)	—	28	28	72	96
MFS Investors Trust Series—Initial Class	—	—	4	4	32	36
MFS Research Series—Initial Class	1	—	1	1	9	11
T. Rowe Price Equity Income Portfolio	103	—	(35)	(35)	987	1,055
T. Rowe Price International Stock Portfolio	16	—	(119)	(119)	547	444
T. Rowe Price Limited-Term Bond Portfolio	8	1	2	3	—	11
T. Rowe Price Mid-Cap Growth Portfolio	(12)	158	1	159	57	204

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	$293	$1	$6	$33	$40	$8	$(40)	$(32)	$8	$301
Fidelity VIP Asset Manager Portfolio—Initial Class	806	5	20	64	89	17	(148)	(131)	(42)	764
Fidelity VIP Balanced Portfolio—Initial Class	180	1	14	10	25	13	(33)	(20)	5	185
Fidelity VIP Contrafund Portfolio—Initial Class	3,217	16	(38)	507	485	113	(311)	(198)	287	3,504
Fidelity VIP Equity-Income Portfolio—Initial Class	2,355	54	143	171	368	67	(305)	(238)	130	2,485
Fidelity VIP Growth Portfolio—Initial Class	4,553	(15)	22	610	617	105	(398)	(293)	324	4,877
Fidelity VIP Growth and Income Portfolio—Initial Class	63	1	—	10	11	17	(3)	14	25	88
Fidelity VIP Growth Opportunities Portfolio—Initial Class	95	—	9	9	18	31	(17)	14	32	127
Fidelity VIP High Income Portfolio—Initial Class	350	18	(5)	32	45	34	(55)	(21)	24	374
Fidelity VIP Index 500 Portfolio—Initial Class	5,846	71	149	623	843	133	(742)	(609)	234	6,080
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	468	7	21	(3)	25	105	(124)	(19)	6	474
Fidelity VIP Mid Cap Portfolio—Initial Class	1,950	(6)	147	119	260	99	(311)	(212)	48	1,998
Fidelity VIP Money Market Portfolio—Initial Class	5,639	(42)	—	—	(42)	235	(662)	(427)	(469)	5,170
Fidelity VIP Overseas Portfolio—Initial Class	705	7	(49)	171	129	25	(109)	(84)	45	750
T. Rowe Price Equity Income Portfolio	253	4	(13)	49	40	16	(62)	(46)	(6)	247
T. Rowe Price International Stock Portfolio	183	—	(17)	47	30	11	(41)	(30)	—	183
T. Rowe Price Mid-Cap Growth Portfolio	284	(3)	23	16	36	31	(35)	(4)	32	316
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	615	—	26	56	82	29	(129)	(100)	(18)	597
Fidelity VIP Asset Manager Portfolio—Initial Class	441	1	5	42	48	15	(41)	(26)	22	463
Fidelity VIP Balanced Portfolio—Initial Class	749	4	50	47	101	113	(116)	(3)	98	847
Fidelity VIP Contrafund Portfolio—Initial Class	6,794	4	110	878	992	226	(945)	(719)	273	7,067
Fidelity VIP Equity-Income Portfolio—Initial Class	1,797	37	95	151	283	72	(123)	(51)	232	2,029
Fidelity VIP Growth Portfolio—Initial Class	6,619	(47)	61	854	868	204	(789)	(585)	283	6,902
Fidelity VIP Growth and Income Portfolio—Initial Class	729	8	4	109	121	35	(67)	(32)	89	818
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,131	(20)	96	304	380	103	(239)	(136)	244	2,375
Fidelity VIP High Income Portfolio—Initial Class	545	23	34	10	67	50	(128)	(78)	(11)	534
Fidelity VIP Index 500 Portfolio—Initial Class	9,168	77	219	990	1,286	369	(1,259)	(890)	396	9,564
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	839	9	44	(15)	38	116	(185)	(69)	(31)	808
Fidelity VIP Mid Cap Portfolio—Initial Class	10,177	(67)	908	475	1,316	245	(1,391)	(1,146)	170	10,347
Fidelity VIP Money Market Portfolio—Initial Class	7,569	(80)	—	—	(80)	427	(1,105)	(678)	(758)	6,811
Fidelity VIP Overseas Portfolio—Initial Class	999	7	(67)	245	185	41	(134)	(93)	92	1,091
T. Rowe Price Equity Income Portfolio	1,643	16	(12)	249	253	180	(204)	(24)	229	1,872
T. Rowe Price International Stock Portfolio	1,242	(1)	(132)	325	192	62	(314)	(252)	(60)	1,182
T. Rowe Price Mid-Cap Growth Portfolio	3,729	(49)	458	43	452	191	(560)	(369)	83	3,812
Survivor Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	1	—	—	—	—	2	(2)	—	—	1
Fidelity VIP Balanced Portfolio—Initial Class	45	1	2	3	6	3	(2)	1	7	52
Fidelity VIP Contrafund Portfolio—Initial Class	205	1	—	31	32	18	(10)	8	40	245
Fidelity VIP Equity-Income Portfolio—Initial Class	113	2	(6)	19	15	4	(36)	(32)	(17)	96
Fidelity VIP Growth Portfolio—Initial Class	19	—	—	2	2	1	—	1	3	22
Fidelity VIP Growth and Income Portfolio—Initial Class	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	76	(1)	—	15	14	3	(3)	—	14	90
Fidelity VIP High Income Portfolio—Initial Class	2	—	—	—	—	—	—	—	—	2

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Survivor Variable Universal Life
Fidelity VIP Index 500 Portfolio—Initial Class	$295	$4	$(1)	$42	$45	$22	$(24)	$(2)	$43	$338
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	53	1	1	—	2	2	(2)	—	2	55
Fidelity VIP Mid Cap Portfolio—Initial Class	327	(1)	15	27	41	16	(56)	(40)	1	328
Fidelity VIP Money Market Portfolio—Initial Class	121	(1)	—	—	(1)	13	(35)	(22)	(23)	98
Fidelity VIP Overseas Portfolio—Initial Class	65	1	(1)	14	14	15	(1)	14	28	93
T. Rowe Price Equity Income Portfolio	76	1	(1)	12	12	1	(2)	(1)	11	87
T. Rowe Price International Stock Portfolio	56	—	—	10	10	1	(1)	—	10	66
T. Rowe Price Mid-Cap Growth Portfolio	259	(3)	25	11	33	24	(22)	2	35	294
Wealthquest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	1,264	9	(14)	76	71	111	(85)	26	97	1,361
Alger Capital Appreciation Portfolio—Class I-2	2,485	10	61	359	430	275	(251)	24	454	2,939
Alger Growth & Income Portfolio—Class I-2	680	19	10	49	78	62	(83)	(21)	57	737
Alger Large Cap Growth Portfolio—Class I-2	1,419	8	36	83	127	109	(202)	(93)	34	1,453
Alger Mid Cap Growth Portfolio—Class I-2	2,073	(16)	(90)	423	317	153	(166)	(13)	304	2,377
Alger Small Cap Growth Portfolio—Class I-2	1,573	(12)	396	(201)	183	116	(140)	(24)	159	1,732
Federated Fund for U.S. Government Securities II	185	6	2	(3)	5	91	(72)	19	24	209
Federated High Income Bond Fund II—Primary Shares	779	57	10	43	110	95	(67)	28	138	917
Federated Kaufmann Fund II—Primary Shares	391	(3)	8	60	65	41	(33)	8	73	464
Federated Managed Volatility Fund II	331	8	23	10	41	36	(33)	3	44	375
Federated Quality Bond Fund II—Primary Shares	352	12	4	14	30	68	(80)	(12)	18	370
Fidelity VIP Contrafund Portfolio—Service Class 2	8,568	43	(102)	1,376	1,317	618	(534)	84	1,401	9,969
Fidelity VIP Equity-Income Portfolio—Service Class 2	636	17	34	54	105	87	(37)	50	155	791
Fidelity VIP Growth and Income Portfolio—Service Class 2	291	5	(5)	52	52	39	(28)	11	63	354
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	949	(6)	16	170	180	160	(81)	79	259	1,208
Fidelity VIP Growth Strategies Portfolio—Service Class 2	1,122	(9)	(3)	134	122	87	(89)	(2)	120	1,242
Fidelity VIP Index 500 Portfolio—Service Class 2	6,248	82	143	694	919	381	(522)	(141)	778	7,026
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	493	7	24	(7)	24	112	(87)	25	49	542
Fidelity VIP Mid Cap Portfolio—Service Class 2	14,927	(49)	1,355	741	2,047	866	(1,020)	(154)	1,893	16,820
Fidelity VIP Money Market Portfolio—Service Class 2	5,092	(34)	—	—	(34)	332	(533)	(201)	(235)	4,857
Fidelity VIP Value Leaders Portfolio—Service Class 2	142	3	(5)	21	19	19	(8)	11	30	172
Fidelity VIP Value Portfolio—Service Class 2	94	1	7	11	19	12	(15)	(3)	16	110
Fidelity VIP Value Strategies—Service Class 2	516	(2)	4	131	133	59	(55)	4	137	653
Invesco Van Kampen V.I. Mid Cap Growth Fund—Series I	—	(1)	(1)	—	(2)	177	(14)	163	161	161
Invesco V.I. Utilities Fund—Series I	2,163	53	(53)	56	56	253	(288)	(35)	21	2,184
Invesco V.I. Capital Development Fund—Series I	154	—	(11)	32	21	3	(178)	(175)	(154)	—
Invesco V.I. Diversified Dividend Fund—Series I	78	1	—	12	13	12	(16)	(4)	9	87
Invesco V.I. Dynamics Fund—Series I	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Financial Services Fund—Series I	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Global Health Care Fund—Series I	577	(5)	(16)	140	119	159	(124)	35	154	731
Invesco V.I. Global Real Estate Fund—Series I	1,938	(3)	(234)	770	533	200	(192)	8	541	2,479
Invesco V.I. Small Cap Equity Fund—Series I	396	(3)	2	55	54	62	(18)	44	98	494
Invesco V.I. Technology Fund—Series I	695	(5)	19	60	74	86	(102)	(16)	58	753
MFS Core Equity Series—Initial Class	138	—	1	20	21	8	(7)	1	22	160
MFS Growth Series—Initial Class	593	(4)	28	72	96	91	(119)	(28)	68	661
MFS Investors Trust Series—Initial Class	204	—	4	32	36	28	(20)	8	44	248
MFS Research Series—Initial Class	59	1	1	9	11	10	(2)	8	19	78

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2012

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2011	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2012
Wealthquest III Variable Universal Life
T. Rowe Price Equity Income Portfolio	$6,536	$103	$(35)	$987	$1,055	$429	$(639)	$(210)	$845	$7,381
T. Rowe Price International Stock Portfolio	2,545	16	(119)	547	444	253	(228)	25	469	3,014
T. Rowe Price Limited-Term Bond Portfolio	605	8	3	—	11	49	(58)	(9)	2	607
T. Rowe Price Mid-Cap Growth Portfolio	1,581	(12)	159	57	204	79	(145)	(66)	138	1,719

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2011

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2010	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2011
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	$349	$2	$8	($32)	($22)	$10	($44)	($34)	($56)	$293
Fidelity VIP Asset Manager Portfolio—Initial Class	920	9	3	(41)	(29)	23	-108	-85	-114	806
Fidelity VIP Balanced Portfolio—Initial Class	188	1	2	-11	-8	29	-29	—	-8	180
Fidelity VIP Contrafund Portfolio—Initial Class	3,676	3	-7	-107	-111	129	-477	-348	-459	3,217
Fidelity VIP Equity-Income Portfolio—Initial Class	2,645	39	-60	30	9	84	-383	-299	-290	2,355
Fidelity VIP Growth Portfolio—Initial Class	5,170	-26	-2	16	-12	146	-751	-605	-617	4,553
Fidelity VIP Growth and Income Portfolio—Initial Class	68	—	-3	3	—	9	-14	-5	-5	63
Fidelity VIP Growth Opportunities Portfolio—Initial Class	107	-1	3	—	2	22	-36	-14	-12	95
Fidelity VIP High Income Portfolio—Initial Class	356	21	-10	—	11	51	-68	-17	-6	350
Fidelity VIP Index 500 Portfolio—Initial Class	6,520	62	180	-163	79	152	-905	-753	-674	5,846
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	412	11	14	2	27	67	-38	29	56	468
Fidelity VIP Mid Cap Portfolio—Initial Class	2,460	-14	-14	-231	-259	184	-435	-251	-510	1,950
Fidelity VIP Money Market Portfolio—Initial Class	6,515	-48	—	—	-48	188	-1,016	-828	-876	5,639
Fidelity VIP Overseas Portfolio—Initial Class	955	4	-23	-140	-159	35	-126	-91	-250	705
T. Rowe Price Equity Income Portfolio	301	3	-17	10	-4	18	-62	-44	-48	253
T. Rowe Price International Stock Portfolio	238	1	-16	-15	-30	13	-38	-25	-55	183
T. Rowe Price Mid-Cap Growth Portfolio	302	-3	31	-34	-6	20	-32	-12	-18	284
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	707	2	18	-71	-51	24	-65	-41	-92	615
Fidelity VIP Asset Manager Portfolio—Initial Class	508	3	11	-31	-17	19	-69	-50	-67	441
Fidelity VIP Balanced Portfolio—Initial Class	787	3	20	-67	-44	188	-182	6	-38	749
Fidelity VIP Contrafund Portfolio—Initial Class	7,709	-19	135	-382	-266	132	-781	-649	-915	6,794
Fidelity VIP Equity-Income Portfolio—Initial Class	1,990	23	-62	41	2	82	-277	-195	-193	1,797
Fidelity VIP Growth Portfolio—Initial Class	7,213	-63	26	-13	-50	167	-711	-544	-594	6,619
Fidelity VIP Growth and Income Portfolio—Initial Class	776	4	4	-3	5	49	-101	-52	-47	729
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,197	-24	44	6	26	177	-269	-92	-66	2,131
Fidelity VIP High Income Portfolio—Initial Class	522	30	-7	-8	15	78	-70	8	23	545
Fidelity VIP Index 500 Portfolio—Initial Class	9,671	66	223	-216	73	219	-795	-576	-503	9,168
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	707	18	23	2	43	158	-69	89	132	839
Fidelity VIP Mid Cap Portfolio—Initial Class	12,862	-119	457	-1,729	-1,391	349	-1,643	-1,294	-2,685	10,177
Fidelity VIP Money Market Portfolio—Initial Class	8,038	-88	—	—	-88	448	-829	-381	-469	7,569
Fidelity VIP Overseas Portfolio—Initial Class	1,303	2	-65	-163	-226	120	-198	-78	-304	999
T. Rowe Price Equity Income Portfolio	1,768	9	-21	-15	-27	115	-213	-98	-125	1,643
T. Rowe Price International Stock Portfolio	1,507	5	-110	-108	-213	255	-307	-52	-265	1,242
T. Rowe Price Mid-Cap Growth Portfolio	4,053	-50	561	-604	-93	77	-308	-231	-324	3,729
Survivor Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	2	—	—	—	—	—	-1	-1	-1	1
Fidelity VIP Balanced Portfolio—Initial Class	48	1	—	-3	-2	1	-2	-1	-3	45
Fidelity VIP Contrafund Portfolio—Initial Class	283	—	-27	20	-7	42	-113	-71	-78	205
Fidelity VIP Equity-Income Portfolio—Initial Class	115	2	-3	1	—	4	-6	-2	-2	113
Fidelity VIP Growth Portfolio—Initial Class	30	—	3	-2	1	1	-13	-12	-11	19
Fidelity VIP Growth and Income Portfolio—Initial Class	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio—Initial Class	75	-1	—	2	1	2	-2	—	1	76
Fidelity VIP High Income Portfolio—Initial Class	1	—	—	—	—	2	-1	1	1	2

See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2011

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2010	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2011
Survivor Variable Universal Life
Fidelity VIP Index 500 Portfolio—Initial Class	$354	$3	$(15)	$17	$5	$56	$(120)	$(64)	$(59)	$295
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	51	2	1	—	3	—	(1)	(1)	2	53
Fidelity VIP Mid Cap Portfolio—Initial Class	405	(2)	—	(40)	(42)	7	(43)	(36)	(78)	327
Fidelity VIP Money Market Portfolio—Initial Class	138	(1)	—	—	(1)	—	(16)	(16)	(17)	121
Fidelity VIP Overseas Portfolio—Initial Class	80	—	(2)	(13)	(15)	3	(3)	—	(15)	65
T. Rowe Price Equity Income Portfolio	81	—	(3)	1	(2)	6	(9)	(3)	(5)	76
T. Rowe Price International Stock Portfolio	65	—	(1)	(9)	(10)	5	(4)	1	(9)	56
T. Rowe Price Mid-Cap Growth Portfolio	326	(3)	30	(32)	(5)	83	(145)	(62)	(67)	259
WealthQuest III Variable Universal Life
Alger Balanced Portfolio—Class I-2	1,282	26	(41)	3	(12)	176	(182)	(6)	(18)	1,264
Alger Capital Appreciation Portfolio—Class I-2	2,565	(15)	75	(79)	(19)	216	(277)	(61)	(80)	2,485
Alger Growth & Income Portfolio—Class I-2	671	7	1	28	36	64	(91)	(27)	9	680
Alger Large Cap Growth Portfolio—Class I-2	1,544	5	51	(71)	(15)	139	(249)	(110)	(125)	1,419
Alger Mid Cap Growth Portfolio—Class I-2	2,299	(8)	(156)	(51)	(215)	206	(217)	(11)	(226)	2,073
Alger Small Cap Growth Portfolio—Class I-2	1,806	(12)	55	(104)	(61)	102	(274)	(172)	(233)	1,573
Federated Fund for U.S. Government Securities II	126	4	—	3	7	56	(4)	52	59	185
Federated High Income Bond Fund II—Primary Shares	727	61	(8)	(21)	32	107	(87)	20	52	779
Federated Kaufmann Fund II—Primary Shares	428	1	5	(67)	(61)	55	(31)	24	(37)	391
Federated Managed Volatility Fund II	297	10	4	(1)	13	47	(26)	21	34	331
Federated Quality Bond Fund II—Primary Shares	323	15	5	(15)	5	62	(38)	24	29	352
Fidelity VIP Contrafund Portfolio—Service Class 2	8,815	9	(65)	(240)	(296)	602	(553)	49	(247)	8,568
Fidelity VIP Equity-Income Portfolio—Service Class 2	627	11	(25)	16	2	72	(65)	7	9	636
Fidelity VIP Growth and Income Portfolio—Service Class 2	281	3	(10)	9	2	44	(36)	8	10	291
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	937	(7)	12	2	7	103	(98)	5	12	949
Fidelity VIP Growth Strategies Portfolio—Service Class 2	1,224	(8)	6	(115)	(117)	97	(82)	15	(102)	1,122
Fidelity VIP Index 500 Portfolio—Service Class 2	6,042	68	157	(153)	72	367	(233)	134	206	6,248
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	393	12	15	1	28	108	(36)	72	100	493
Fidelity VIP Mid Cap Portfolio—Service Class 2	17,004	(111)	106	(1,925)	(1,930)	794	(941)	(147)	(2,077)	14,927
Fidelity VIP Money Market Portfolio—Service Class 2	5,041	(35)	—	—	(35)	585	(499)	86	51	5,092
Fidelity VIP Value Leaders Portfolio—Service Class 2	148	1	(8)	(6)	(13)	23	(16)	7	(6)	142
Fidelity VIP Value Portfolio—Service Class 2	98	—	10	(15)	(5)	27	(26)	1	(4)	94
Fidelity VIP Value Strategies—Service Class 2	592	—	(27)	(33)	(60)	68	(84)	(16)	(76)	516
Invesco V.I. Utilities Fund—Series I	1,961	53	(143)	391	301	188	(287)	(99)	202	2,163
Invesco V.I. Capital Development Fund—Series I	—	(1)	(1)	(32)	(34)	195	(7)	188	154	154
Invesco V.I. Diversified Dividend Fund—Series I	—	—	(1)	(6)	(7)	95	(10)	85	78	78
Invesco V.I. Dynamics Fund—Series I	181	—	45	(24)	21	3	(205)	(202)	(181)	—
Invesco V.I. Financial Services Fund—Series I	78	—	7	(3)	4	7	(89)	(82)	(78)	—
Invesco V.I. Global Health Care Fund—Series I	559	(4)	(7)	30	19	45	(46)	(1)	18	577
Invesco V.I. Global Real Estate Fund—Series I	2,021	65	(152)	(61)	(148)	192	(127)	65	(83)	1,938
Invesco V.I. Small Cap Equity Fund—Series I	366	(3)	—	(6)	(9)	74	(35)	39	30	396
Invesco V.I. Technology Fund—Series I	740	(4)	14	(54)	(44)	63	(64)	(1)	(45)	695
MFS Core Equity Series—Initial Class	152	—	4	(6)	(2)	11	(23)	(12)	(14)	138
MFS Growth Series—Initial Class	662	(3)	23	(26)	(6)	30	(93)	(63)	(69)	593
MFS Investors Trust Series—Initial Class	208	1	2	(10)	(7)	18	(15)	3	(4)	204
MFS Research Series—Initial Class	59	1	1	(2)	—	3	(3)	—	—	59
T. Rowe Price Equity Income Portfolio	6,606	71	(44)	(115)	(88)	443	(425)	18	(70)	6,536
T. Rowe Price International Stock Portfolio	2,930	24	(86)	(333)	(395)	270	(260)	10	(385)	2,545
See accompanying notes to the financial statements.

American National Variable Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2011

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2010	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2011
Wealthquest III Variable Universal Life
T. Rowe Price Limited-Term Bond Portfolio	$591	$10	$6	$(11)	$5	$58	$(49)	$9	$14	$605
T. Rowe Price Mid-Cap Growth Portfolio	1,596	(11)	201	(222)	(32)	89	(72)	17	(15)	1,581

See accompanying notes to the financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Life Separate Account (“Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2012, there are 52 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

On May 2, 2011, the Invesco V.I. Dynamics Fund and the Invesco V.I. Financial Services Fund were merged into the Invesco V.I. Capital Development Fund and the Invesco V.I. Dividend Growth Fund, respectively. The Invesco V.I. Dynamics Fund and the Invesco V.I. Financial Services Fund ceased accepting any purchases, sales or other transactions on or about April 29, 2011. Federated Capital Income Fund II became Federated Managed Volatility Fund II on December 2, 2011.

On April 30, 2012, the Invesco V.I. Dividend Growth Fund changed its name to Invesco V.I. Diversified Dividend Fund. On the same day, the Invesco V.I. Capital Development Fund merged into the Invesco Van Kampen V.I. Mid Cap Growth Fund. Activities prior to the merger are reflected as part of the Invesco V.I. Capital Development Fund, while activities after the merger are reflected as part of the Invesco Van Kampen V.I. Mid Cap Growth Fund. Subsequently, a name change notification was received from the fund manager indicating that Invesco Van Kampen V.I. Mid Cap Growth Fund’s new name will be Invesco V.I. Mid Cap Growth Fund effective April 29, 2013.

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments ... Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices from active markets for identical assets.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly from market data or can be corroborated through observed market data.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(2) SECURITY PURCHASES AND SALES

For the year ended December 31, 2012, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):

Fund	Purchases	Sales
Alger Balanced Portfolio—Class I-2	$122	$87
Alger Capital Appreciation Portfolio—Class I-2	292	256
Alger Growth & Income Portfolio—Class I-2	82	85
Alger Large Cap Growth Portfolio—Class I-2	120	205
Alger Mid Cap Growth Portfolio—Class I-2	141	170
Alger Small Cap Growth Portfolio—Class I-2	473	143
Federated Fund for U.S. Government Securities II	98	72
Federated High Income Bond Fund II—Primary Shares	155	70
Federated Kaufmann Fund II—Primary Shares	39	34
Federated Managed Volatility Fund II	64	34
Federated Quality Bond Fund II—Primary Shares	80	81
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	49	176
Fidelity VIP Asset Manager Portfolio—Initial Class	56	197
Fidelity VIP Balanced Portfolio—Initial Class	192	157
Fidelity VIP Contrafund Portfolio—Initial Class	446	1,335
Fidelity VIP Contrafund Portfolio—Service Class 2	683	557
Fidelity VIP Equity-Income Portfolio—Initial Class	549	491
Fidelity VIP Equity-Income Portfolio—Service Class 2	153	38
Fidelity VIP Growth Portfolio—Initial Class	327	1,265
Fidelity VIP Growth and Income Portfolio—Initial Class	63	73
Fidelity VIP Growth and Income Portfolio—Service Class 2	45	28
Fidelity VIP Growth Opportunities Portfolio—Initial Class	128	270
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	156	83
Fidelity VIP Growth Strategies Portfolio—Service Class 2	81	91
Fidelity VIP High Income Portfolio—Initial Class	131	190
Fidelity VIP Index 500 Portfolio—Initial Class	994	2,138
Fidelity VIP Index 500 Portfolio—Service Class 2	567	539
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	284	319
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	134	87
Fidelity VIP Mid Cap Portfolio—Initial Class	1,362	1,845
Fidelity VIP Mid Cap Portfolio—Service Class 2	2,200	1,062
Fidelity VIP Money Market Portfolio—Initial Class	630	1,881
Fidelity VIP Money Market Portfolio—Service Class 2	310	545
Fidelity VIP Overseas Portfolio—Initial Class	113	253
Fidelity VIP Value Leaders Portfolio—Service Class 2	23	9
Fidelity VIP Value Portfolio—Service Class 2	14	16
Fidelity VIP Value Strategies—Service Class 2	58	56
Invesco Van Kampen V.I. Mid Cap Growth Fund – Series I	179	15
Invesco V.I. Capital Development Fund—Series I	3	178
Invesco V.I. Diversified Dividend Fund—Series I	13	16
Invesco V.I. Global Health Care Fund—Series I	154	125
Invesco V.I. Global Real Estate Fund—Series I	201	196
Invesco V.I. Small Cap Equity Fund—Series I	60	19
Invesco V.I. Technology Fund—Series I	83	104
Invesco V.I. Utilities Fund—Series I	390	293
MFS Core Equity Series—Initial Class	9	7
MFS Growth Series—Initial Class	90	121
MFS Investors Trust Series—Initial Class	29	21
MFS Research Series—Initial Class	11	2
T. Rowe Price Equity Income Portfolio	776	930
T. Rowe Price International Stock Portfolio	356	598
T. Rowe Price Limited-Term Bond Portfolio	60	59
T. Rowe Price Mid-Cap Growth Portfolio	852	791

Grand Total	$14,680	$18,413

(3) POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges... The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Advantage Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges... A monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Advantage Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

Surrender Charge... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge... After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed.

Premium Charge... Premium loads vary by product as follows:

Investrac Gold Variable Universal Life—a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.

Investrac Advantage Variable Universal Life—no sales charges or loads.

Survivorship Advantage Variable Universal Life—up to a 3% sales charge.

WealthQuest III Variable Universal Life—up to a 6% sales charge.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio—Class I-2:
2012	998	1.36	1,361	1.37	0.70	5.48
2011	978	1.29	1,264	2.79	0.70	-0.67
2010	985	1.30	1,282	2.38	0.70	9.57
2009	871	1.19	1035	3.08	0.70	28.35
2008	827	0.93	766	15.22	0.70	-32.24
Alger Capital Appreciation Portfolio—Class I-2:
2012	1,563	1.88	2,939	1.14	0.70	17.47
2011	1,552	1.60	2,485	0.11	0.70	-1.00
2010	1,586	1.62	2,565	0.37	0.70	13.23
2009	1,548	1.43	2,210	0.00	0.70	50.05
2008	1,444	0.95	1,374	0.00	0.70	-45.52
Alger Growth & Income Portfolio—Class I-2:
2012	602	1.22	737	3.37	0.70	11.55
2011	620	1.10	680	1.72	0.70	5.77
2010	646	1.04	671	1.36	0.70	11.49
2009	629	0.93	585	2.32	0.70	31.25
2008	588	0.71	417	2.09	0.70	-39.89
Alger Large Cap Growth Portfolio—Class I-2:
2012	1,135	1.28	1,453	1.22	0.70	9.09
2011	1,210	1.17	1,419	1.05	0.70	-1.04
2010	1,302	1.19	1,544	0.70	0.70	12.60
2009	1,313	1.05	1383	0.63	0.70	46.54
2008	1,242	0.72	892	0.23	0.70	-46.53
Alger Mid Cap Growth Portfolio—Class I-2:
2012	1,627	1.46	2,377	—	0.70	15.39
2011	1,638	1.27	2,073	0.35	0.70	-8.91
2010	1,654	1.39	2,299	0.00	0.70	18.55
2009	1,652	1.17	1,937	0.00	0.70	50.65
2008	1,433	0.78	1,115	34.30	0.70	-58.65
Alger Small Cap Growth Portfolio—Class I-2:
2012	862	2.01	1,732	22.10	0.70	11.71
2011	875	1.80	1,573	0.00	0.70	-3.86
2010	966	1.87	1,806	0.00	0.70	24.42
2009	975	1.50	1466	0.00	0.70	44.49
2008	907	1.04	944	1.48	0.70	-46.98
Federated Fund for U.S. Government Securities II:
2012	157	1.33	209	3.68	0.70	2.25
2011	142	1.30	185	3.49	0.70	5.04
2010	102	1.24	126	5.41	0.70	4.43
2009	166	1.19	197	5.82	0.70	4.48
2008	236	1.14	268	1.66	0.70	3.55
Federated High Income Bond Fund II—Primary Shares:
2012	403	2.28	917	7.47	0.70	13.89
2011	390	2.00	779	8.74	0.70	4.44
2010	380	1.91	727	6.97	0.70	13.93
2009	291	1.68	489	10.26	0.70	51.78
2008	177	1.11	196	10.79	0.70	-26.51
Federated Kaufmann Fund II—Primary Shares:
2012	322	1.44	464	—	0.70	16.46
2011	316	1.24	391	1.06	0.70	-13.89
2010	298	1.44	428	0.03	0.70	17.17
2009	64	1.23	79	0.00	0.70	28.59
2008	59	0.95	56	13.54	0.70	-42.20

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Managed Volatility Fund II:
2012	245	1.53	375	8.65	0.70	12.75
2011	244	1.36	331	3.71	0.70	4.04
2010	228	1.31	297	2.62	0.70	11.30
2009	61	1.18	72	5.21	0.70	27.38
2008	47	0.92	43	5.85	0.70	-20.94
Federated Quality Bond Fund II—Primary Shares:
2012	258	1.43	370	4.15	0.70	8.95
2011	267	1.32	352	5.04	0.70	1.56
2010	249	1.30	323	2.79	0.70	7.75
2009	111	1.20	133	5.75	0.70	19.6
2008	33	1.01	34	12.35	0.70	-7.94
Fidelity VIP Asset Manager Growth Portfolio—Initial Class:
2012	527	1.49 to 20.79	899	1.74	0.90 to 1.25	14.01 to 14.41
2011	610	1.31 to 18.17	909	1.83	0.90 to 1.25	-7.33 to -7.01
2010	656	1.41 to 19.54	1058	1.47	0.90 to 1.25	14.90 to 15.30
2009	681	1.22 to 16.94	969	1.73	0.90 to 1.25	31.26 to 31.72
2008	706	0.94 to 12.87	768	2.00	0.90 to 1.25	-36.61 to -36.39
Fidelity VIP Asset Manager Portfolio—Initial Class:
2012	594	1.60 to 2.51	1,227	2.24	0.90 to 1.25	11.07 to 11.46
2011	664	1.44 to 2.25	1,247	2.43	0.90 to 1.25	-3.77 to -3.43
2010	734	1.50 to 2.33	1,428	2.11	0.90 to 1.25	12.85 to 13.24
2009	815	1.33 to 2.06	1,414	2.51	0.90 to 1.25	27.51 to 27.96
2008	865	1.04 to 1.61	1,178	13.37	0.90 to 1.25	-29.61 to -29.36
Fidelity VIP Balanced Portfolio—Initial Class:
2012	680	1.47 to 23.45	1,084	6.73	0.90 to 1.25	13.63 to 14.03
2011	696	1.29 to 20.56	974	1.98	0.90 to 1.25	-4.81 to -4.48
2010	696	1.35 to 21.53	1023	2.42	0.90 to 1.25	16.61 to 17.01
2009	548	1.17 to 18.40	700	2.20	0.90 to 1.25	36.88 to 37.36
2008	541	0.84 to 13.39	505	5.71	0.90 to 1.25	-34.78 to -34.55
Fidelity VIP Contrafund Portfolio—Initial Class:
2012	3,768	2.40 to 45.52	10,816	1.36	0.90 to 1.25	14.96 to 15.36
2011	4,126	2.09 to 39.46	10,216	1.00	0.90 to 1.25	-3.73 to -3.40
2010	4,519	2.17 to 40.84	11,668	1.22	0.90 to 1.25	15.76 to 16.17
2009	4,880	1.88 to 35.16	10,858	1.38	0.90 to 1.25	34.02 to 34.49
2008	5,087	1.40 to 26.14	8,556	4.03	0.90 to 1.25	-43.23 to -43.03
Fidelity VIP Contrafund Portfolio—Service Class 2:
2012	5,128	1.94	9,969	1.19	0.70	15.32
2011	5,084	1.69	8,568	0.82	0.70	-3.46
2010	5,049	1.75	8,815	1.06	0.70	16.11
2009	4,791	1.50	7,204	1.23	0.70	34.52
2008	4,253	1.12	4,754	3.80	0.70	-43.09
Fidelity VIP Equity-Income Portfolio—Initial Class:
2012	1,915	1.72 to 37.41	4,610	9.61	0.90 to 1.25	15.84 to 16.25
2011	2,021	1.48 to 32.18	4,265	2.46	0.90 to 1.25	-0.28 to 0.07
2010	2,248	1.49 to 32.16	4,750	1.80	0.90 to 1.25	13.72 to 14.12
2009	2,216	1.31 to 28.18	4,200	2.20	0.90 to 1.25	28.59 to 29.04
2008	2,311	1.02 to 21.84	3,393	2.61	0.90 to 1.25	-43.37 to -43.17
Fidelity VIP Equity-Income Portfolio—Service Class 2:
2012	620	1.28	791	9.81	0.70	16.23
2011	579	1.10	636	2.38	0.70	-0.05
2010	571	1.10	627	1.79	0.70	14.12
2009	420	0.96	405	2.32	0.70	28.98
2008	283	0.75	211	3.07	0.70	-43.21
Fidelity VIP Growth Portfolio—Initial Class:
2012	6,288	1.49 to 47.70	11,801	0.62	0.90 to 1.25	13.25 to 13.65
2011	6,788	1.31 to 41.97	11,190	0.72	0.90 to 1.25	-1.04 to -0.69
2010	7,407	1.33 to 42.26	12,413	0.59	0.90 to 1.25	22.63 to 23.06
2009	7,624	1.08 to 34.36	10,441	0.52	0.90 to 1.25	26.69 to 27.14
2008	7,855	0.85 to 27.01	8,470	0.85	0.90 to 1.25	-47.83 to -47.64
Fidelity VIP Growth and Income Portfolio—Initial Class:
2012	642	1.24 to 1.43	906	2.39	0.90 to 1.25	17.08 to 17.49
2011	656	1.05 to 17.62	792	1.77	0.90 to 1.25	0.35 to 0.70
2010	702	1.04 to 1.22	844	0.69	0.90 to 1.25	13.44 to 13.84
2009	721	0.92 to 15.37	767	1.06	0.90 to 1.25	25.62 to 26.07
2008	768	0.73 to 12.19	647	12.62	0.90 to 1.25	-42.43 to -42.23

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Growth and Income Portfolio—Service Class 2:
2012	261	1.36	354	2.24	0.70	17.41
2011	252	1.16	291	1.64	0.70	0.65
2010	245	1.15	281	0.48	0.70	13.75
2009	219	1.01	221	0.90	0.70	26.13
2008	184	0.80	147	12.86	0.70	-42.3
Fidelity VIP Growth Opportunities Portfolio—Initial Class:
2012	2,153	0.95 to 22.33	2,592	0.43	0.90 to 1.25	18.12 to 18.53
2011	2,259	0.81 to 18.84	2,302	0.17	0.90 to 1.25	1.03 to 1.38
2010	2,365	0.79 to 18.58	2,379	0.21	0.90 to 1.25	22.20 to 22.63
2009	2,379	0.64 to 15.15	1,960	0.48	0.90 to 1.25	44.04 to 44.55
2008	2,396	0.45 to 10.48	1,362	0.46	0.90 to 1.25	-55.58 to -55.42
Fidelity VIP Growth Opportunities Portfolio—Service Class 2:
2012	863	1.40	1,208	0.17	0.70	18.48
2011	803	1.18	949	—	0.70	1.26
2010	803	1.17	937	—	0.70	22.61
2009	761	0.95	724	0.25	0.70	44.45
2008	674	0.66	444	0.15	0.70	-55.45
Fidelity VIP Growth Strategies Portfolio—Service Class 2:
2012	1,011	1.23	1,242	—	0.70	10.74
2011	1,011	1.11	1,122	—	0.70	-9.85
2010	995	1.23	1,224	—	0.70	23.81
2009	1,045	0.99	1,039	—	0.70	38.36
2008	921	0.72	662	0.20	0.70	-49.26
Fidelity VIP High Income Portfolio—Initial Class:
2012	512	1.54 to 17.03	910	5.69	0.90 to 1.25	12.8 to 13.19
2011	574	1.36 to 15.04	897	6.94	0.90 to 1.25	2.74 to 3.10
2010	576	1.33 to 14.59	879	7.90	0.90 to 1.25	12.41 to 12.80
2009	596	1.18 to 12.94	839	8.74	0.90 to 1.25	42.17 to 42.67
2008	527	0.83 to 9.06	530	9.36	0.90 to 1.25	-25.92 to -25.66
Fidelity VIP Index 500 Portfolio—Initial Class:
2012	7,914	1.54 to 201.06	15,982	3.43	0.90 to 1.25	14.46 to 14.87
2011	8,697	1.35 to 175.03	15,310	4.35	0.90 to 1.25	0.77 to 1.13
2010	9,368	1.34 to 173.08	16,545	3.69	0.90 to 1.25	13.59 to 13.99
2009	9,997	1.18 to 151.82	15,677	4.51	0.90 to 1.25	25.03 to 25.47
2008	10,514	0.94 to 121.01	13,073	3.35	0.90 to 1.25	-37.78 to -37.56
Fidelity VIP Index 500 Portfolio—Service Class 2:
2012	5,020	1.40	7,026	3.25	0.70	14.82
2011	5,126	1.22	6,248	4.13	0.70	1.08
2010	5,011	1.21	6,042	3.48	0.70	13.93
2009	4,775	1.06	5,054	4.29	0.70	25.42
2008	4,351	0.84	3,672	3.26	0.70	-37.6
Fidelity VIP Investment Grade Bond Portfolio—Initial Class:
2012	610	1.90 to 24.14	1,337	4.95	0.90 to 1.25	4.57 to 4.94
2011	653	1.82 to 23	1,359	6.06	0.90 to 1.25	6.00 to 6.37
2010	592	1.72 to 21.62	1,170	5.47	0.90 to 1.25	6.47 to 6.84
2009	427	1.61 to 20.23	805	9.32	0.90 to 1.25	14.29 to 14.69
2008	358	1.41 to 17.65	735	3.70	0.90 to 1.25	-4.45 to -4.12
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2:
2012	384	1.41	542	4.98	0.70	4.86
2011	366	1.35	493	6.00	0.70	6.29
2010	311	1.27	393	5.05	0.70	6.8
2009	221	1.18	261	8.38	0.70	14.66
2008	140	1.03	145	2.76	0.70	-4.14
Fidelity VIP Mid Cap Portfolio—Initial Class:
2012	3,097	3.94 to 47.20	12,673	8.49	0.90 to 1.25	13.39 to 13.79
2011	3,452	3.48 to 41.48	12,454	0.42	0.90 to 1.25	-11.72 to -11.41
2010	3,852	3.94 to 46.82	15,727	0.67	0.90 to 1.25	27.24 to 27.68
2009	4,189	3.09 to 36.67	13,421	1.18	0.90 to 1.25	38.35 to 38.83
2008	4,454	2.24 to 26.41	10,310	18.18	0.90 to 1.25	-40.20 to -39.99
Fidelity VIP Mid Cap Portfolio—Service Class 2:
2012	6,631	2.54	16,820	8.85	0.70	13.75
2011	6,694	2.23	14,927	0.20	0.70	-11.47
2010	6,751	2.52	17,004	0.44	0.70	27.68
2009	6,503	1.97	12,830	1.02	0.70	38.78
2008	5,954	1.41	8,464	17.05	0.70	-40.03
Fidelity VIP Money Market Portfolio—Initial Class:
2012	8,970	1.17 to 1.57	12,079	0.14	0.90 to 1.25	-1.1 to -0.70
2011	9,813	1.18 to 1.58	13,329	0.11	0.90 to 1.25	-1.13 to -0.79
2010	10,654	1.19 to 1.60	14,691	0.38	0.90 to 1.25	-1.00 to -0.65
2009	750	1.20 to 1.60	996	0.81	0.90 to 1.25	-0.53 to -0.18
2008	896	1.20 to 1.60	1,187	2.92	0.90 to 1.25	1.74 to 2.10

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Money Market Portfolio—Service Class 2:
2012	4,949	0.98	4,857	0.01	0.70	-0.60
2011	5,153	0.99	5,092	0.01	0.70	-0.69
Fidelity VIP Overseas Portfolio—Initial Class:
2012	1,123	1.47 to 26.80	1,934	2.30	0.90 to 1.25	19.23 to 19.65
2011	1,237	1.23 to 22.40	1,769	1.63	0.90 to 1.25	-18.19 to -17.91
2010	1,339	1.50 to 27.28	2,338	1.50	0.90 to 1.25	-17.10 to 51.06
2009	1,440	1.35 to 24.34	2,232	2.32	0.90 to 1.25	24.96 to 25.40
2008	1,595	1.08 to 19.41	1,976	15.68	0.90 to 1.25	-44.51 to -44.31
Fidelity VIP Value Leaders Portfolio—Service Class 2:
2012	166	1.04	172	2.37	0.70	12.82
2011	154	0.92	142	1.23	0.70	-8.84
2010	147	1.01	148	1.12	0.70	9.04
2009	134	0.93	124	1.62	0.70	26.81
2008	110	0.73	81	1.84	0.70	-45.16
Fidelity VIP Value Portfolio—Service Class 2:
2012	86	1.28	110	1.60	0.70	19.70
2011	88	1.07	94	0.79	0.70	-3.36
2010	89	1.11	98	1.17	0.70	16.70
2009	91	0.96	87	0.69	0.70	41.12
2008	82	0.67	55	4.18	0.70	-46.98
Fidelity VIP Value Strategies—Service Class 2:
2012	427	1.53	653	0.38	0.70	26.17
2011	425	1.21	516	0.77	0.70	-9.67
2010	441	1.34	592	0.31	0.70	25.46
2009	393	1.07	421	0.39	0.70	56.06
2008	310	0.69	213	23.62	0.70	-51.63
Invesco V.I. Capital Development Fund—Series I :
2012	—	—	—	—	—	—
2011	7	21.32	154	—	0.70	-18.05
Invesco V.I. Diversified Dividend Fund—Series I:
2012	3	27.82	87	1.99	0.70	17.89
2011	3	23.59	78	—	0.70	-8.13
Invesco V.I. Dynamics Fund—Series I:
2012	—	—	—	—	—	—
2011	—	—	—	—	0.70	11.21
2010	135	1.34	181	—	0.70	22.96
2009	131	1.09	142	—	0.70	41.45
2008	118	0.77	91	—	0.70	-48.44
Invesco V.I. Financial Services Fund—Series I:
2012	—	—	—	—	—	—
2011	—	—	—	0.19	0.70	6.36
2010	125	0.62	78	0.11	0.70	9.55
2009	111	0.57	63	3.30	0.70	26.54
2008	98	0.45	44	12.30	0.70	-59.73
Invesco V.I. Global Health Care Fund—Series I:
2012	486	1.50	731	—	0.70	20.05
2011	461	1.25	577	—	0.70	3.23
2010	460	1.21	559	—	0.70	4.56
2009	414	1.16	481	0.35	0.70	26.78
2008	420	0.92	385	25.65	0.70	-29.12
Invesco V.I. Global Real Estate Fund—Series I:
2012	829	2.99	2,479	0.57	0.70	27.22
2011	825	2.35	1,938	3.99	0.70	-7.16
2010	799	2.53	2,021	4.96	0.70	16.69
2009	756	2.17	1,640	—	0.70	30.61
2008	701	1.66	1,164	17.23	0.70	-44.89
Invesco V.I. Small Cap Equity Fund—Series I:
2012	315	1.57	494	—	0.70	13.09
2011	285	1.39	396	—	0.70	-1.42
2010	260	1.41	366	—	0.70	27.64
2009	215	1.10	237	0.18	0.70	20.44
2008	182	0.92	167	0.39	0.70	-31.79
Invesco V.I. Technology Fund—Series I:
2012	726	1.04	753	—	0.70	10.49
2011	740	0.94	695	0.20	0.70	-5.72
2010	743	1.00	740	—	0.70	20.46
2009	701	0.83	580	—	0.70	56.3
2008	412	0.53	218	—	0.70	-45.03

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Invesco V.I. Utilities Fund—Series I:
2012	1,267	1.72	2,184	6.72	0.70	2.87
2011	1,291	1.68	2,163	3.25	0.70	15.64
2010	1,353	1.45	1,961	3.61	0.70	5.56
2009	1,422	1.37	1,952	5.90	0.70	14.13
2008	1,479	1.20	1,780	15.31	0.70	-32.83
Invesco Van Kampen V.I. Mid Cap Growth – Series I:
2012	17	9.71	161	0.06	0.70	-54.47
MFS Core Equity Series—Initial Class:
2012	122	1.32	160	0.81	0.70	15.41
2011	121	1.14	138	0.96	0.70	-1.71
2010	131	1.16	152	1.12	0.70	16.40
2009	147	0.99	146	1.51	0.70	31.51
2008	132	0.76	100	0.76	0.70	-39.58
MFS Growth Series—Initial Class:
2012	428	1.54	661	—	0.70	16.56
2011	448	1.32	593	0.19	0.70	-1.02
2010	494	1.34	662	0.11	0.70	14.53
2009	498	1.17	581	0.30	0.70	36.72
2008	512	0.85	438	0.28	0.70	-37.86
MFS Investors Trust Series—Initial Class:
2012	168	1.48	248	0.89	0.70	18.34
2011	164	1.25	204	0.99	0.70	-2.86
2010	162	1.28	208	1.13	0.70	10.32
2009	152	1.16	177	1.42	0.70	26.01
2008	135	0.92	124	8.33	0.70	-33.55
MFS Research Series—Initial Class:
2012	50	1.56	78	0.79	0.70	16.44
2011	44	1.34	59	0.90	0.70	-1.14
2010	44	1.35	59	0.85	0.70	15.09
2009	38	1.16	44	1.32	0.70	29.63
2008	36	0.91	33	0.54	0.70	-36.53
T. Rowe Price Equity Income Portfolio:
2012	5,792	1.59 to 30.75	9,587	2.19	0.70 to 1.25	15.68 to 16.32
2011	5,976	1.37 to 26.48	8,507	1.77	0.70 to 1.25	-1.94 to -1.40
2010	6,046	1.39 to 26.91	8,756	1.86	0.70 to 1.25	13.59 to 14.22
2009	5,839	1.21 to 23.61	7,415	1.89	0.70 to 1.25	24.04 to 24.73
2008	5,571	0.97 to 18.97	5,727	5.66	0.70 to 1.25	-36.91 to -36.56
T. Rowe Price International Stock Portfolio:
2012	2,928	1.25 to 18.24	4,445	1.27	0.70 to 1.25	16.95 to 17.60
2011	3,141	1.07 to 15.54	4,027	1.60	0.70 to 1.25	-13.92 to -13.44
2010	3,202	1.24 to 17.99	4,740	1.26	0.70 to 1.25	13.04 to 13.66
2009	2,965	1.09 to 15.86	3,866	2.85	0.70 to 1.25	50.50 to 51.33
2008	2,498	0.72 to 10.50	2,147	7.11	0.70 to 1.25	-49.34 to -49.06
T. Rowe Price Limited-Term Bond Portfolio:
2012	442	1.38	607	2.22	0.70	1.73
2011	448	1.35	605	3.20	0.70	0.89
2010	441	1.34	591	2.86	0.70	2.37
2009	415	1.31	543	3.53	0.70	7.59
2008	406	1.22	494	4.06	0.70	0.84
T. Rowe Price Mid-Cap Growth Portfolio:
2012	1,923	2.31 to 38.05	6,141	9.42	0.70 to 1.25	12.47 to 13.09
2011	2,060	2.04 to 33.71	5,852	11.50	0.70 to 1.25	-2.50 to -1.96
2010	2,128	2.08 to 34.45	6,277	5.63	0.70 to 1.25	26.53 to 27.22
2009	2,104	1.64 to 27.14	4,900	0.12	0.70 to 1.25	43.84 to 44.63
2008	2,222	1.13 to 18.80	3,557	5.69	0.70 to 1.25	-40.51 to -40.18

[1]

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[2]

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(5) UNIT CHANGES

The changes in units outstanding for the period ended December 31, 2012 were as follows:

		2011			2012
Fund	December 31, 2010 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2011 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2012 Units Outstanding
Alger Balanced Portfolio—Class I-2	984,829	133,732	140,860	977,701	82,485	62,173	998,013
Alger Capital Appreciation Portfolio—Class I-2	1,586,486	131,157	165,265	1,552,378	149,621	138,694	1,563,305
Alger Growth & Income Portfolio—Class I-2	646,490	61,367	87,655	620,202	52,412	70,462	602,152
Alger Large Cap Growth Portfolio—Class I-2	1,302,285	115,473	208,166	1,209,592	86,855	161,229	1,135,218
Alger Mid Cap Growth Portfolio—Class I-2	1,654,446	148,258	164,596	1,638,108	108,888	119,656	1,627,340
Alger Small Cap Growth Portfolio—Class I-2	965,850	55,455	146,499	874,806	59,206	71,564	862,448
Federated Fund for U.S. Government Securities II	101,718	43,258	3,209	141,767	68,916	53,676	157,007
Federated High Income Bond Fund II—Primary Shares	379,778	54,569	44,579	389,768	44,424	31,179	403,013
Federated Kaufmann Fund II—Primary Shares	297,968	40,867	22,496	316,339	29,712	23,890	322,161
Federated Managed Volatility Fund II	227,533	35,613	19,478	243,668	23,649	22,682	244,635
Federated Quality Bond Fund II—Primary Shares	248,880	47,537	28,919	267,498	47,552	57,241	257,809
Fidelity VIP Asset Manager Growth Portfolio—Initial Class	655,809	21,404	67,010	610,203	24,014	107,572	526,645
Fidelity VIP Asset Manager Portfolio—Initial Class	734,427	22,482	92,444	664,465	17,513	87,635	594,343
Fidelity VIP Balanced Portfolio—Initial Class	695,764	153,006	152,969	695,801	84,925	101,081	679,645
Fidelity VIP Contrafund Portfolio—Initial Class	4,518,729	95,140	487,497	4,126,372	125,401	483,348	3,768,425
Fidelity VIP Contrafund Portfolio—Service Class 2	5,048,939	345,948	311,340	5,083,547	329,879	285,139	5,128,287
Fidelity VIP Equity-Income Portfolio—Initial Class	2,247,890	84,455	310,980	2,021,365	66,206	172,231	1,915,340
Fidelity VIP Equity-Income Portfolio—Service Class 2	570,589	64,549	56,356	578,782	71,483	30,752	619,513
Fidelity VIP Growth Portfolio—Initial Class	7,407,101	179,059	798,231	6,787,929	175,860	675,547	6,288,242
Fidelity VIP Growth and Income Portfolio—Initial Class	701,772	48,385	94,146	656,011	38,756	52,607	642,160
Fidelity VIP Growth and Income Portfolio—Service Class 2	244,810	37,943	31,231	251,522	30,873	21,545	260,850
Fidelity VIP Growth Opportunities Portfolio—Initial Class	2,364,915	201,994	308,295	2,258,614	123,839	229,643	2,152,810
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	803,226	84,480	84,530	803,176	118,729	59,174	862,731
Fidelity VIP Growth Strategies Portfolio—Service Class 2	994,562	80,775	64,572	1,010,765	73,237	73,336	1,010,666
Fidelity VIP High Income Portfolio—Initial Class	576,123	82,258	84,603	573,778	50,308	112,568	511,518
Fidelity VIP Index 500 Portfolio—Initial Class	9,368,146	210,679	881,432	8,697,393	284,755	1,067,654	7,914,494
Fidelity VIP Index 500 Portfolio—Service Class 2	5,010,639	302,847	187,654	5,125,832	283,992	389,679	5,020,145
Fidelity VIP Investment Grade Bond Portfolio—Initial Class	591,742	116,137	55,260	652,619	106,043	148,721	609,941
Fidelity VIP Investment Grade Bond Portfolio—Service Class 2	310,778	82,557	27,270	366,065	79,997	62,153	383,909
Fidelity VIP Mid Cap Portfolio—Initial Class	3,852,051	136,571	536,618	3,452,004	88,224	443,439	3,096,789
Fidelity VIP Mid Cap Portfolio—Service Class 2	6,750,813	327,048	383,974	6,693,887	356,403	419,543	6,630,747
Fidelity VIP Money Market Portfolio—Initial Class	10,654,494	481,511	1,322,778	9,813,227	508,643	1,352,334	8,969,536
Fidelity VIP Money Market Portfolio—Service Class 2	5,065,951	590,261	503,142	5,153,070	337,385	540,965	4,949,490
Fidelity VIP Overseas Portfolio—Initial Class	1,338,890	103,883	205,572	1,237,201	45,361	159,703	1,122,859
Fidelity VIP Value Leaders Portfolio—Service Class 2	146,540	23,288	15,616	154,212	19,869	8,404	165,677
Fidelity VIP Value Portfolio—Service Class 2	88,834	23,926	24,590	88,170	11,047	12,806	86,411
Fidelity VIP Value Strategies—Service Class 2	440,942	51,066	66,799	425,209	41,167	39,783	426,593
Invesco Van Kampen V.I. Mid Cap Growth Fund—Series I	—	—	—	—	18,071	1,419	16,580
Invesco V.I. Capital Development Fund—Series I	—	7,520	320	7,200	146	7,346	—
Invesco V.I. Diversified Dividend Fund—Series I	—	3,734	415	3,319	442	617	3,144
Invesco V.I. Dynamics Fund—Series I	134,670	2,564	137,234	—	—	—	—
Invesco V.I. Financial Services Fund—Series I	124,618	9,320	133,938	—	—	—	—
Invesco V.I. Global Health Care Fund—Series I	460,427	35,901	35,587	460,741	113,115	88,003	485,853
Invesco V.I. Global Real Estate Fund—Series I	798,752	76,745	50,520	824,977	74,570	70,229	829,318
Invesco V.I. Small Cap Equity Fund—Series I	260,388	50,595	25,799	285,184	41,373	11,815	314,742
Invesco V.I. Technology Fund—Series I	743,370	61,955	64,897	740,428	82,823	97,373	725,878
Invesco V.I. Utilities Fund—Series I	1,352,981	121,040	183,507	1,290,514	148,576	172,164	1,266,926
MFS Core Equity Series—Initial Class	131,084	9,833	19,829	121,088	6,492	5,618	121,962
MFS Growth Series—Initial Class	494,449	22,105	68,980	447,574	61,476	81,082	427,968

		2011			2012
Fund	December 31, 2010 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2011 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2012 Units Outstanding
MFS Investors Trust Series—Initial Class	161,723	14,000	12,113	163,610	19,012	14,245	168,377
MFS Research Series—Initial Class	43,852	3,230	2,720	44,362	7,023	1,454	49,931
T. Rowe Price Equity Income Portfolio	6,045,749	404,886	474,949	5,975,686	396,000	579,877	5,791,809
T. Rowe Price International Stock Portfolio	3,201,906	392,653	453,886	3,140,673	229,608	442,082	2,928,199
T. Rowe Price Limited-Term Bond Portfolio	440,715	43,043	36,156	447,602	36,373	42,435	441,540
T. Rowe Price Mid-Cap Growth Portfolio	2,127,599	76,520	144,363	2,059,756	101,360	237,919	1,923,197

	96,103,022	6,154,582	10,031,844	92,225,760	5,584,089	9,803,558	88,006,291

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Item 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the consolidated financial statements, the Company adopted FASB Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, effective January 1, 2012, and applied the retrospective method of adoption to all prior periods presented in the consolidated financial statements.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 8, 2013 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

March 8, 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control – Integrated Framework issued by the COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and our report dated March 8, 2013, expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Houston, Texas

March 8, 2013

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except for share and per share data)

	December 31,
	2012	2011
		(As Adjusted)
ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost (Fair Value $9,840,751 and $9,857,691)	$9,009,282	$9,251,972
Fixed maturity, bonds available-for-sale, at fair value (Amortized cost $4,316,467 and $4,135,610)	4,665,576	4,381,607
Equity securities, at fair value (Cost $688,579 and $710,679)	1,075,439	1,006,080
Mortgage loans on real estate, net of allowance	3,143,011	2,925,482
Policy loans	395,333	393,195
Investment real estate, net of accumulated depreciation of $223,462 and $202,180	511,233	470,222
Short-term investments	313,086	345,330
Other invested assets	125,104	109,514

Total investments	19,238,064	18,883,402

Cash and cash equivalents	303,008	102,114
Investments in unconsolidated affiliates	248,425	241,625
Accrued investment income	207,314	213,984
Reinsurance recoverables	418,743	405,033
Prepaid reinsurance premiums	56,826	68,785
Premiums due and other receivables	283,446	280,031
Deferred policy acquisition costs	1,247,675	1,320,693
Property and equipment, net	92,695	77,909
Current tax receivable	14,578	17,150
Other assets	154,911	131,403
Separate account assets	841,389	747,867

Total assets	$23,107,074	$22,489,996

LIABILITIES
Future policy benefits
Life	$2,650,822	$2,599,224
Annuity	811,192	748,675
Accident and health	69,962	74,829
Policyholders’ account balances	11,555,201	11,506,504
Policy and contract claims	1,340,366	1,340,651
Unearned premium reserve	757,532	797,398
Other policyholder funds	288,391	288,910
Liability for retirement benefits	265,317	257,602
Current portion of long-term notes payable	50,884	46,387
Long-term notes payable	112,500	12,507
Deferred tax liabilities, net	92,150	21,851
Other liabilities	432,041	397,353
Separate account liabilities	841,389	747,867

Total liabilities	19,267,747	18,839,758

STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value,—Authorized 50,000,000
Issued 30,832,449 and 30,832,449,
Outstanding 26,836,664 and 26,821,284 shares	30,832	30,832
Accumulated other comprehensive income	242,010	159,403
Retained earnings	3,653,280	3,545,546
Treasury stock, at cost	(98,286)	(98,490)

Total American National Insurance Company stockholders’ equity	3,827,836	3,637,291
Noncontrolling interest	11,491	12,947

Total stockholders’ equity	3,839,327	3,650,238

Total liabilities and stockholders’ equity	$23,107,074	$22,489,996

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for share and per share data)

	Years ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
PREMIUMS AND OTHER REVENUE
Premiums
Life	$281,621	$277,724	$282,160
Annuity	116,393	94,753	174,193
Accident and health	223,773	231,793	263,294
Property and casualty	1,082,386	1,144,342	1,158,261
Other policy revenues	198,401	189,494	185,805
Net investment income	985,398	968,165	911,915
Realized investments gains (losses)	90,725	100,369	79,728
Other-than-temporary impairments	(22,517)	(9,503)	(5,666)
Other income	30,880	25,890	23,491

Total premiums and other revenues	2,987,060	3,023,027	3,073,181

BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	340,003	344,328	294,177
Annuity	156,619	135,735	205,948
Claims incurred
Accident and health	155,825	159,289	184,554
Property and casualty	793,281	873,208	923,736
Interest credited to policyholders’ account balances	416,015	405,083	393,119
Commissions for acquiring and servicing policies	364,911	430,310	446,463
Other operating expenses	455,746	461,906	462,212
Change in deferred policy acquisition costs	32,915	(38,262)	(40,119)

Total benefits, losses and expenses	2,715,315	2,771,597	2,870,090

Income (loss) before federal income tax and equity in earnings/losses of unconsolidated affiliates	271,745	251,430	203,091

Less: Provision (benefit) for federal income taxes
Current	52,135	46,712	58,946
Deferred	23,447	13,266	(3,574)

Total provision (benefit) for federal income taxes	75,582	59,978	55,372
Equity in earnings (losses) of unconsolidated affiliates, net of tax	(3,905)	351	(3,169)

Income (loss) from continuing operations	192,258	191,803	144,550
Income (loss) from discontinued operations, net of tax (see Note 21)	—	—	(1,275)

Net income (loss)	192,258	191,803	143,275

Less: Net income (loss) attributable to noncontrolling interest, net of tax	1,217	1,038	(1,055)

Net income (loss) attributable to American National Insurance Company	$191,041	$190,765	$144,330

Amounts available to American National Insurance Company common stockholders
Earnings per share
Basic	$7.15	$7.18	$5.43
Diluted	7.11	7.14	5.41
Weighted average common shares outstanding	26,714,865	26,559,886	26,559,035
Weighted average common shares outstanding and dilutive potential common shares	26,863,856	26,713,218	26,687,158

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands)

	Years ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Net income (loss)	$192,258	$191,803	$143,275

Other comprehensive income (loss), net of tax
Change in net unrealized gain (loss) on securities	96,005	(16,256)	109,182
Foreign currency transaction and translation adjustments	120	(205)	276
Defined benefit plan adjustment	(13,518)	(49,952)	(1,719)

Other comprehensive income (loss)	82,607	(66,413)	107,739

Total comprehensive income (loss)	274,865	125,390	251,014
Less: Comprehensive income attributable to noncontrolling interest	1,217	1,038	(1,055)

Total comprehensive income (loss) attributable to American National Insurance Company	$273,648	$124,352	$252,069

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands, except for per share data)

	Years ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Common Stock
Balance at beginning and end of the period	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	—	15,190	11,986
Issuance of treasury shares as restricted stock	(204)	(4)	(11)
Income tax effect from restricted stock arrangement	(747)	(14)	—
Modification of restricted stock	(7,327)	—	—
Amortization of restricted stock	10,170	4,561	3,215
Purchase of ownership interest from noncontrolling interest	(1,892)	(19,733)	—

Balance at end of period	—	—	15,190

Accumulated Other Comprehensive Income (Loss)
Balance as of January 1,	159,403	225,816	117,649
Other comprehensive income (loss)	82,607	(66,413)	107,739
Cumulative effect of accounting change—deferred policy acquisition costs	—	—	428

Balance at end of the period	242,010	159,403	225,816

Retained Earnings
Balance as of January 1,	3,545,546	3,440,716	3,398,492
Net income (loss) attributable to American National
Insurance Company and Subsidiaries	191,041	190,765	144,330
Cash dividends to common stockholders ($3.08 per share)	(82,660)	(82,609)	(82,607)
Cumulative effect of accounting change—deferred policy acquisition costs	—	—	(19,499)
Purchase of ownership interest from noncontrolling interest	—	(3,326)	—
Modification of restricted stock	(647)	—	—

Balance at end of the period	3,653,280	3,545,546	3,440,716

Treasury Stock
Balance as of January 1,	(98,490)	(98,494)	(98,505)
Issuance of treasury shares as restricted stock	204	4	11

Balance at end of the period	(98,286)	(98,490)	(98,494)

Noncontrolling Interest
Balance as of January 1,	12,947	4,042	12,202
Contributions	16	88	466
Distributions	(2,988)	(3,280)	(278)
Gain (loss) attributable to noncontrolling interest	1,217	1,038	(1,055)
Effect of ASU 2009-17 implementation	—	—	(7,293)
Purchase of ownership interest from noncontrolling interest	299	11,059	—

Balance at end of the period	11,491	12,947	4,042

Total Stockholders’ Equity	$3,839,327	$3,650,238	$3,618,102

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
OPERATING ACTIVITIES
Net income (loss)	$192,258	$191,803	$143,275
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investments (gains) losses	(90,725)	(100,369)	(79,575)
Other-than-temporary impairments	22,517	9,503	5,666
Accretion (amortization) of discounts, premiums and loan origination fees	(1,528)	5,010	13,375
Net capitalized interest on policy loans and mortgage loans	(27,058)	(30,517)	(30,310)
Depreciation	36,573	40,407	40,017
Interest credited to policyholders’ account balances	416,015	405,083	393,119
Charges to policyholders’ account balances	(198,401)	(189,494)	(185,805)
Deferred federal income tax (benefit) expense	23,447	13,266	(3,574)
Deferral of policy acquisition costs	(375,975)	(447,551)	(449,326)
Amortization of deferred policy acquisition costs	408,890	409,289	409,207
Equity in (earnings) losses of unconsolidated affiliates	3,905	(351)	3,169
Distributions from equity method investments	15,259	24,399	8,141
Changes in:
Policyholder liabilities	62,272	134,966	101,171
Reinsurance recoverables	(13,710)	(49,845)	16,466
Premiums due and other receivables	(5,008)	7,153	(4,319)
Accrued investment income	6,670	(12,698)	(9,549)
Current tax receivable/payable	2,572	(8,571)	21,710
Liability for retirement benefits	(13,082)	(6,700)	3,899
Prepaid reinsurance premiums	11,959	6,757	12,347
Other, net	(109)	37,968	(11,176)

Net cash provided by (used in) operating activities	476,741	439,508	397,928

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of:
Bonds—held-to-maturity	1,361,673	811,674	559,064
Bonds—available for sale	555,159	375,339	775,257
Equity securities	92,230	182,220	168,479
Investment real estate	—	91,679	30,412
Mortgage loans	401,439	416,224	151,828
Policy loans	57,779	53,999	49,599
Other invested assets	43,874	39,539	22,550
Disposals of property and equipment	1,530	1,422	1,602
Distributions from unconsolidated affiliates	51,507	4,947	2,779
Payment for the purchase/origination of:
Bonds—held-to-maturity	(1,151,656)	(1,547,318)	(519,194)
Bonds—available for sale	(684,842)	(591,824)	(1,641,803)
Equity securities	(47,033)	(114,166)	(146,488)
Investment real estate	(30,450)	(23,838)	(26,842)
Mortgage loans	(655,341)	(665,183)	(536,830)
Policy loans	(38,067)	(43,671)	(41,749)
Other invested assets	(45,181)	(40,216)	(44,867)
Additions to property and equipment	(30,838)	(17,588)	(9,359)
Contributions to unconsolidated affiliates	(48,961)	(78,251)	(36,083)
Change in short-term investments	32,244	140,876	150,617
Other, net	10,156	22,393	12,883

Net cash provided by (used in) investing activities	(124,778)	(981,743)	(1,078,145)

FINANCING ACTIVITIES
Policyholders’ account deposits	1,127,962	2,020,422	1,722,505
Policyholders’ account withdrawals	(1,297,889)	(1,375,283)	(1,022,520)
Change in notes payable	104,490	(1,246)	2,429
Dividends to stockholders	(82,660)	(82,609)	(82,607)
Proceeds from (payments to) noncontrolling interest	(2,972)	(18,384)	376

Net cash provided by (used in) financing activities	(151,069)	542,900	620,183

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	200,894	665	(60,034)
Beginning of the year	102,114	101,449	161,483

End of year	$303,008	$102,114	$101,449

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) offers a broad spectrum of insurance products, including individual and group life insurance, health insurance, annuities, and property and casualty insurance. Through non-insurance subsidiaries, American National invests in stocks and real estate. Business is conducted in all 50 states, the District of Columbia, Puerto Rico, Guam and American Samoa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are reported in U.S. currency. American National consolidates all entities that are wholly-owned and those in which American National owns less than 100% but controls, as well as any variable interest entities in which American National is the primary beneficiary. All material intercompany transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities – Bonds classified as held-to-maturity are carried at amortized cost. Bonds classified as available-for-sale are carried at fair value. Equity securities are classified as available-for-sale and carried at fair value. After-tax net unrealized gains or losses on available-for-sale securities are reflected in stockholders’ equity as a component of “Accumulated Other Comprehensive Income (loss)” (“AOCI”).

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned on impaired and non-impaired loans is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in allowances are reported in “Realized investment gains (losses)” in the consolidated statements of operations.

Each mortgage loan is evaluated quarterly and placed in a watchlist if events occur or circumstances exist that could indicate that American National will be unable to collect all amounts due according to the contractual terms. Additionally, loans with estimated collateral value less than the loan balance and loans with characteristics indicative of higher than normal credit risks are reviewed quarterly. All loans in the watchlist are analyzed individually for impairment. If a loan is concluded to be fully collectible, no loss allowance is recorded. Loans are considered impaired when, based upon current information and events, it is probable that all amounts due under the contractual terms of the loan are considered uncollectible. A specific allowance for loan losses is established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. American National also establishes allowances on groups of loans with similar characteristics, such as property types, if based on experience, it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. The allowance is reviewed quarterly to determine if additional allowance is required, or a recovery of the asset is assured and the allowance can be reduced.

Management believes the recorded allowance is adequate and is the best estimate of probable loan losses, including losses incurred at the reporting date but not identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance is based on historical loan loss experience, known and inherent risks in the portfolio, adverse situations affecting the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Loans are charged off as uncollectible only when the loan is forgiven by a legal agreement. Prior to charging off a loan, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, both the allowance and the loan balance are reduced which results in no further gain or loss.

Policy loans are carried at cost, which approximates fair value.

Investment real estate including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs, and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests—American National uses the equity method of accounting for its investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a three-month lag methodology for all instances where the timely financial information is not available and the contractual right does not exist to receive such financial information. In addition to the investees regular impairment analysis of its underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share on impairment losses within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its estimated fair value. When an impairment resulted from American National’s separate account analysis, an adjustment is made through “Realized investment gains (losses)” to record the investment at its fair value.

Short-term investments comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets comprised primarily of tax credit partnerships, CAPCO investments and mineral rights are carried at cost, less allowance for depletion, where applicable. Other invested assets also include equity-indexed options which are carried at fair value. Impairments for other invested assets are considered on an individual basis.

Impairments—American National evaluates all fixed maturity securities with unrealized losses on a quarterly basis to determine if the creditworthiness of any of those securities have deteriorated to a point where its carrying value at maturity will not be realized. For those fixed maturity securities where management believes that the carrying value will not be realized, an other-than-temporary impairment (“OTTI”) loss is recorded. At December 31, 2012, the unrealized losses on fixed maturity securities that were not other-than-temporarily impaired were the result of credit spread widening. There were no delinquent coupon payments attributed to these securities at December 31, 2012.

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security. The net present value of the expected cash flows from fixed maturity securities is calculated by discounting management’s best estimate of expected cash flows from those securities at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost basis of the fixed maturity securities, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the expected cash flows from the fixed maturity securities. If the fair value of the fixed maturity securities is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

After the recognition of an OTTI, fixed maturity securities are accounted for as if it had been purchased on the OTTI measurement date, with a cost basis equal to its previous amortized cost basis less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from previously impaired fixed maturity securities, the increase would be accounted for prospectively by accreting it as interest income over its remaining life.

American National evaluates all equity securities in unrealized loss positions on a quarterly basis and recognizes an OTTI loss on those where a market price recovery is not expected in a reasonable period of time. All equity securities with unrealized losses, are also evaluated for credit quality. OTTI are recognized if management believes the carrying value of those securities will not be realized regardless of the length of time that they have had an unrealized loss.

Derivative instruments are purchased as hedges of a recognized asset or liability, which are recorded on the consolidated statements of financial position at fair value. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholder account balances,” respectively. Derivative instruments held at December 31, 2012 and 2011 had an immaterial impact on the consolidated financial statements. American National does not apply hedge accounting treatment to its derivative instruments.

Cash and cash equivalents

Cash on-hand and in banks plus amounts invested in money market funds are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment

These assets consist of buildings occupied by American National, data processing equipment, and furniture and equipment, which are carried at cost, less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) represent the capitalized costs that are related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred in connection with acquiring insurance and annuity contracts, including commissions and certain underwriting and policy issuance and processing expenses.

DAC on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

DAC on universal life, limited-pay and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on DAC that would result from realization of unrealized gains (losses) is recognized with an offset to “Accumulated other comprehensive income (loss)” in the consolidated statements of financial position as of the reporting date. It is possible a change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premium revenue recognized.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on historical experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions the estimates are revised for current and future issues.

Future policy benefits for universal life, limited-pay and investment-type contracts reflect the current account value before applicable surrender charges.

Reserves for claims and claim adjustment expenses—American National establishes reserves for claims and claim adjustment expense (“CAE”) to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and reserves for incurred but not reported (“IBNR”) claims. Case reserves include the liability for reported but unpaid claims. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future as well as incurred but not reported claims. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Reinsurance—Reinsurance ceded recoverable includes amounts owed to American National in respect of paid and unpaid ceded claims and CAE and is presented net of a reserve for non-recoverability. Recoveries on our gross ultimate losses are generally determined by a review of individual large claims as well as by estimating the ceded portion of IBNR using assumed distribution of loss by percentage retained. The most significant assumption used is the average size of the individual losses for those claims that have occurred but have not yet been recorded. The reinsurance ceded recoverable is based on what American National believes are reasonable estimates. However, the ultimate amount of the reinsurance ceded recoverable is unknown until all losses are settled. Refer to Note 13 further information.

Premiums, benefits, claims incurred and expenses

Traditional ordinary life and health—Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuities—Premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are not recognized as revenue but instead are recorded as deposits. Instead, revenues from deferred annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policyholder account balances for deferred annuities represent the deposits received plus accumulated interest less withdrawals and applicable accumulated administrative fees.

Universal life and single premium whole life revenues represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received and credited interest, less accumulated policyholder assessments. Amounts included in expenses represent benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Claims incurred consist of actual claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 9.2% of the life insurance in-force at December 31, 2012 and 12.5% of life premiums in 2012. Of the total participating business, 78.2% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Federal income taxes

American National Insurance Company and its eligible subsidiaries file a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return, accordingly they file separate returns.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest and penalties assessed, if applicable, are classified as “Other operating expenses” in the consolidated statements of operations.

Pension and postretirement benefit plans

The pension and postretirement benefit obligations and costs are calculated using actuarial concepts in accordance with GAAP. The discount rate and the expected return on plan assets, are important elements of expense and/or liability measurement and these key assumptions are evaluated annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and rate of compensation increases.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant. For further information, refer to Note 18.

Stock-based compensation

Stock Appreciation Rights—The measurement of the stock appreciation rights (“SARs”) liability and compensation cost is based on the fair value of the grants and is remeasured each reporting period through the settlement date. The fair value of the SAR’s is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the stock price on the date of grant, the stock price on the date of remeasurement, expected life of the SARs and the risk-free rate of return. The compensation liability related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position.

Restricted Stock—The measurement of the equity and compensation cost of restricted stock (“RS”) is based on the fair value of the grant using the value of the underlying stock at grant date. The compensation cost accrued is included in “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units—Effective December 31, 2012, American National’s Board Compensation Committee modified the settlement provision within the outstanding restricted stock units (“RSU”) providing the recipients of the awards option to settle vested RSUs in either cash or American National common stock. This modification in the settlement provision changed the RSU classification from an equity to a liability award. After the modification, the liability will be remeasured each reporting period through the vesting date and will be adjusted for the changes in fair value. The compensation liability related to the RSUs is included in “Other Liabilities” in the consolidated statement of financial position.

Separate account assets and liabilities

Separate account assets and liabilities are funds intended to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Litigation contingencies

American National reviews existing litigation matters and potential litigation items with counsel quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable based on the best estimate of the probable loss. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

3. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards—During 2010 and 2011 the FASB issued the following accounting guidance relevant to American National. Each became effective to American National on January 1, 2012, and unless stated otherwise did not have a material effect on the consolidated financial statements.

In October 2010, the FASB issued amended accounting guidance for costs associated with acquiring or renewing insurance contracts. The amendment limits the deferrable cost to those incremental direct costs associated with the successful acquisition or renewal of insurance contracts. It also specifies that advertising costs should be deferred only if the capitalization criteria for direct-response advertising are met. American National applied the retrospective method of adoption to all prior periods presented in the consolidated financial statements. Accordingly, upon adoption, the DAC asset was reduced by $34,260,000 as a result of acquisition costs previously deferred that are no longer eligible for deferral under the new guidance. The after-tax cumulative effect adjustment to the opening balance of stockholders’ equity at January 1, 2012 was approximately $19,745,000.

In May 2011, the FASB issued amended guidance on fair value measurement and disclosures. The amendment clarifies the application of existing fair value measurement and disclosure requirements. Other amendments change a particular element for measuring or disclosing information about fair value measurements. In addition, the amendment expands the qualitative and quantitative disclosures on Level 3 measurements.

In June 2011, the FASB issued amended guidance on presentation of other comprehensive income (“OCI”). The amendment requires that all non-owner changes in stockholders’ equity be presented either as a single continuous statement of comprehensive income or as two separate but consecutive statements. The amendment also requires reporting entities to present reclassification adjustments from OCI to net income on the face of the financial statements. However, in December 2011, the FASB deferred the application of the reclassification adjustment provisions of the amended OCI presentation guidance.

In September 2011, the FASB issued amended guidance for testing goodwill impairment. The amendment allows an assessment of qualitative factors to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis to determining whether the two-step goodwill impairment test is necessary.

Future Adoption of New Accounting Standards— During 2011 and 2012 the FASB issued the following significant accounting guidance relevant to American National including technical amendments and corrections to make the codification easier to understand and fair value measurement guidance easier to apply. Each became effective for American National on January 1, 2013 unless stated otherwise, and did not have, or is not expected to have, a material effect on the consolidated financial statements.

In July 2011, the FASB issued guidance to address questions about how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act in their income statements. The new guidance is effective for calendar years beginning after December 31, 2013. The guidance specifies that the liability for the fee should be recorded in full once the entity provides qualifying health insurance in the applicable calendar year. The corresponding deferred cost is then amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable.

In December 2011, the FASB issued amended guidance for derecognition of an in substance real estate subsidiary. The amendment clarifies that when a reporting entity ceases to have a controlling financial interest in a subsidiary that is in substance real estate because of a default on the subsidiary’s nonrecourse debt secured by the real estate, the reporting entity should apply the guidance for real estate sales when evaluating the subsidiary for deconsolidation.

In December 2011, the FASB issued a guidance that amends the disclosures about offsetting assets and liabilities. The new guidance requires an entity to disclose both gross and net information about offsetting and related arrangements. Subsequently, in January 2013, the FASB issued amendments to clarify the scope of this guidance covering only those derivatives accounted for in accordance with the derivatives and hedging guidance of the Codification that are either offsets in accordance with the right of setoff conditions, the balance sheet netting criteria or subject to an enforceable master netting arrangement or similar agreement.

In February 2013, the FASB issued amended guidance on presentation of accumulated other comprehensive income (“AOCI”). The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement of operations or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.

4. INVESTMENTS IN SECURITIES

The cost or amortized cost and estimated fair value of investments are shown below (in thousands):

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$3,593	$69	$—	$3,662
U.S. states and political subdivisions	393,541	40,161	(7)	433,695
Foreign governments	29,071	4,367	—	33,438
Corporate debt securities	7,993,167	748,773	(6,782)	8,735,158
Residential mortgage-backed securities	549,384	42,313	(1,195)	590,502
Collateralized debt securities	2,500	321	—	2,821
Other debt securities	38,026	3,449	—	41,475

Total bonds held-to-maturity	9,009,282	839,453	(7,984)	9,840,751

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	19,649	1,156	—	20,805
U.S. states and political subdivisions	570,751	44,792	(105)	615,438
Foreign governments	5,000	2,344	—	7,344
Corporate debt securities	3,582,913	303,908	(14,188)	3,872,633
Residential mortgage-backed securities	89,486	5,165	(266)	94,385
Commercial mortgage-backed securities	20,933	3,509	—	24,442
Collateralized debt securities	17,676	1,448	(33)	19,091
Other debt securities	10,059	1,379	—	11,438

Total bonds available-for-sale	4,316,467	363,701	(14,592)	4,665,576

Equity securities
Common stock	660,889	383,634	(6,739)	1,037,784
Preferred stock	27,690	9,995	(30)	37,655

Total equity securities	688,579	393,629	(6,769)	1,075,439

Total investments in securities	$14,014,328	$1,596,783	$(29,345)	$15,581,766

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$13,704	$193	$—	$13,897
U.S. states and political subdivisions	405,526	32,272	(6)	437,792
Foreign governments	29,044	4,978	—	34,022
Corporate debt securities	8,011,901	564,159	(25,316)	8,550,744
Residential mortgage-backed securities	714,659	50,774	(3,986)	761,447
Commercial mortgage-backed securities	31,341	—	(20,158)	11,183
Collateralized debt securities	7,134	—	(1,018)	6,116
Other debt securities	38,663	3,827	—	42,490

Total bonds held-to-maturity	9,251,972	656,203	(50,484)	9,857,691

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	11,930	1,156	—	13,086
U.S. states and political subdivisions	579,008	39,930	(90)	618,848
Foreign governments	5,000	2,435	—	7,435
Corporate debt securities	3,316,083	221,079	(32,016)	3,505,146
Residential mortgage-backed securities	191,832	11,898	(1,009)	202,721
Collateralized debt securities	17,636	1,611	(170)	19,077
Other debt securities	14,121	1,173	—	15,294

Total bonds available-for-sale	4,135,610	279,282	(33,285)	4,381,607

Equity securities
Common stock	679,724	305,269	(16,086)	968,907
Preferred stock	30,955	7,688	(1,470)	37,173

Total equity securities	710,679	312,957	(17,556)	1,006,080

Total investments in securities	$14,098,261	$1,248,442	$(101,325)	$15,245,378

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity. The amortized cost and estimated fair value, by contractual maturity of fixed maturity securities are shown below (in thousands):

	December 31, 2012
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$1,235,099	$1,260,428	$447,229	$456,464
Due after one year through five years	2,531,423	2,787,916	1,591,615	1,723,514
Due after five years through ten years	4,507,884	5,001,830	1,849,731	2,025,329
Due after ten years	729,025	785,577	422,892	455,523
Without single maturity date	5,851	5,000	5,000	4,746

Total	$9,009,282	$9,840,751	$4,316,467	$4,665,576

All gains and losses for securities sold throughout the year were determined using specific identification of the securities sold. Proceeds from the sales of these securities, with the realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Proceeds from sales of available-for-sale securities	$221,686	$228,712	$435,293
Gross realized gains	52,998	70,339	51,248
Gross realized losses	(2,009)	(1,600)	(3,590)

During 2012 bonds with a carrying value of $62,500,000 were transferred from held-to-maturity to available-for-sale after a significant deterioration in the issuers’ creditworthiness became evident. An OTTI loss of $11,358,000 was recorded at the time of transfer.

In accordance with various regulations, American National Insurance Company and its wholly-owned insurance subsidiaries had bonds with a carrying value of $50,027,000 at December 31, 2012, on deposit with regulatory authorities.

In addition, American National has pledged bonds in connection with various agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $73,176,000 at December 31, 2012.

Net unrealized gains (losses) on securities

The components of the change in net unrealized gains (losses) on securities are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Bonds available-for-sale	$103,112	$47,701	$120,790
Equity securities	91,459	(66,689)	110,772

Net unrealized gains (losses) on securities during the year	194,571	(18,988)	231,562
Adjustments for:
Deferred policy acquisition costs	(40,103)	(4,075)	(52,378)
Participating policyholders’ interest	(6,772)	(1,772)	(11,315)
Deferred federal income tax benefit (expense)	(51,691)	8,579	(58,687)

Net unrealized gains (losses) on securities, net of tax	$96,005	$(16,256)	$109,182

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	December 31, 2012
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(6)	$914	$(1)	$80	$(7)	$994
Corporate debt securities	(4,394)	319,434	(2,388)	39,632	(6,782)	359,066
Residential mortgage-backed securities	(147)	13,824	(1,048)	24,666	(1,195)	38,490

Total bonds held-to-maturity	(4,547)	334,172	(3,437)	64,378	(7,984)	398,550

Fixed maturity securities, bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	—	3,376	—	—	—	3,376
U.S. states and political subdivisions	(105)	6,523	—	—	(105)	6,523
Corporate debt securities	(2,077)	242,261	(12,111)	70,187	(14,188)	312,448
Residential mortgage-backed securities	(34)	1,527	(232)	8,029	(266)	9,556
Commercial mortgage- backed securities	—	—	—	—	—	—
Collateralized debt securities	(8)	527	(25)	911	(33)	1,438

Total bonds available-for-sale	(2,224)	254,214	(12,368)	79,127	(14,592)	333,341

Equity securities
Common stock	(6,739)	64,003	—	—	(6,739)	64,003
Preferred stock	(30)	30	—	—	(30)	30

Total equity securities	(6,769)	64,033	—	—	(6,769)	64,033

Total investments in securities	$(13,540)	$652,419	$(15,805)	$143,505	$(29,345)	$795,924

	December 31, 2011
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$—	$—	$(6)	$264	$(6)	$264
Corporate debt securities	(20,204)	680,202	(5,112)	39,280	(25,316)	719,482
Residential mortgage-backed securities	(227)	19,398	(3,759)	32,653	(3,986)	52,051
Commercial mortgage-backed securities	—	—	(20,158)	11,183	(20,158)	11,183
Collateralized debt securities	(8)	1,605	(1,010)	4,511	(1,018)	6,116

Total bonds held-to-maturity	(20,439)	701,205	(30,045)	87,891	(50,484)	789,096

Fixed maturity securities, bonds available-for-sale
U.S. states and political subdivisions	(10)	762	(80)	1,971	(90)	2,733
Corporate debt securities	(12,142)	396,761	(19,874)	85,623	(32,016)	482,384
Residential mortgage-backed securities	(202)	25,943	(807)	9,047	(1,009)	34,990
Collateralized debt securities	(6)	704	(164)	2,770	(170)	3,474

Total bonds available-for-sale	(12,360)	424,170	(20,925)	99,411	(33,285)	523,581

Equity securities
Common stock	(16,086)	98,731	—	—	(16,086)	98,731
Preferred stock	(1,470)	6,481	—	—	(1,470)	6,481

Total equity securities	(17,556)	105,212	—	—	(17,556)	105,212

Total investments in securities	$(50,355)	$1,230,587	$(50,970)	$187,302	$(101,325)	$1,417,889

As of December 31, 2012, the securities with unrealized losses were not deemed to be other-than-temporarily impaired, including those with the duration of the unrealized losses exceeding one year. American National has the ability and intent to hold those securities until a market price recovery or maturity. Further, it is not more-likely-than-not that American National will be required to sell them prior to recovery, and recovery is expected in a reasonable period of time. It is possible the investee’s financial circumstances may be different in the future, which may lead to a different impairment conclusion in future periods.

Credit Risk Management

The bond portfolio distributed by credit quality rating, using both S&P and Moody’s ratings, is shown below:

	December 31, 2012	December 31, 2011
AAA	5.5%	8.1%
AA	10.6	10.5
A	38.2	38.3
BBB	41.4	38.6
BB and below	4.3	4.5

Total	100.0%	100.0%

American National’s equity securities by market sector distribution are shown below:

	December 31, 2012	December 31, 2011
Consumer goods	20.3%	21.5%
Financials	18.9	17.2
Information technology	16.9	16.9
Energy and utilities	15.8	17.3
Healthcare	12.7	11.7
Industrials	9.1	9.0
Other	6.3	6.4

Total	100.0%	100.0%

5. MORTGAGE LOANS

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering the property-type and property location of the underlying mortgage collateral. Mortgage loans by property-type and geographic distribution are as follows:

	December 31, 2012	December 31, 2011
Office	34.9%	30.2%
Industrial	24.0	24.6
Retail	17.7	19.1
Hotel and motel	13.9	13.4
Other	9.5	12.7

Total	100.0%	100.0%

	December 31, 2012	December 31, 2011
West South Central	23.2%	23.1%
South Atlantic	23.0	22.9
East North Central	18.2	18.8
Pacific	13.3	11.4
East South Central	7.1	5.7
Mountain	7.0	6.7
Other	8.2	11.4

Total	100.0%	100.0%

During 2012, American National sold one office loan with a recorded investment of $19,665,000 and a realized gain of $2,607,000. During 2011, American National sold one industrial loan with a recorded investment of $27,532,000 and a realized gain of $4,968,000. During 2012, American National foreclosed on four loans with a recorded investment of $34,562,000. There were no foreclosures during 2011.

Non-cash transactions during 2012 were a $15,865,000 transfer from mortgage loans to investment in unconsolidated affiliates. During 2011, American National exchanged $25,500,000 in mortgage loans for an additional ownership interest in a real estate joint venture. After the exchange transaction, the joint venture was included in American National’s consolidated financial statement. Upon consolidation, American National’s investment real estate had a noncash-related increase of $28,500,000.

Credit Quality

Commercial mortgage loan balance placed on nonaccrual status are shown below (in thousands):

	December 31, 2012	December 31, 2011
Commercial mortgages
Office	$—	$8,436
Retail	13,354	23,997

Total	$13,354	$32,433

The credit quality of the mortgage loan portfolio is assessed by evaluating the credit risk of each borrower. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met.

The age analysis of past due commercial mortgage loans is shown below (in thousands):

	December 31, 2012
	30-59 Days	60-89 Days	Greater Than	Total Past		Total
	Past Due	Past Due	90 Days	Due	Current	Mortgage Loans
Commerical mortgages
Office	$—	$—	$—	$—	$1,100,407	$1,100,407
Industrial	—	—	—	—	755,198	755,198
Retail	—	—	13,354	13,354	547,472	560,826
Other	—	—	—	—	738,592	738,592

Total	$—	$—	$13,354	$13,354	$3,141,669	3,155,023

Allowance for loan losses						12,012

Mortgage loans on real estate, net of allowance						$3,143,011

	December 31, 2011
	30-59 Days	60-89 Days	Greater Than	Total Past		Total
	Past Due	Past Due	90 Days	Due	Current	Mortgage Loans
Commerical mortgages
Office	$—	$—	$8,436	$8,436	$879,923	$888,359
Industrial	—	—	—	—	721,704	721,704
Retail	13,140	—	10,857	23,997	537,665	561,662
Other	—	—	—	—	765,078	765,078

Total	$13,140	$—	$19,293	$32,433	$2,904,370	2,936,803

Allowance for loan losses						11,321

Mortgage loans on real estate, net of allowance						$2,925,482

Total mortgage loans are net of unamortized discounts of $4,346,000 and $10,189,000 and unamortized origination fees of $14,076,000 and $12,683,000 at December 31, 2012 and 2011, respectively. No unearned income is included in these amounts.

Allowance for Credit Losses

Loans not evaluated individually for collectibility are segregated by collateral property-type and location and allowance factors are applied. These factors are developed annually, and reviewed quarterly based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain property types and in certain regions based on loss experience or a blended historical loss factor.

The allowance for credit losses and unpaid principal balance in commercial mortgage loans are shown below (in thousands):

	Collectively	Individually
	Evaluated	Evaluated
	for Impairment	for Impairment	Total
Allowance for credit losses
December 31, 2010	$11,395	$2,393	$13,788
Write down	—	(1,900)	(1,900)
Change in allowance	(567)	—	(567)

December 31, 2011	10,828	493	11,321

Write down	—	(2,277)	(2,277)
Change in allowance	691	2,277	2,968

December 31, 2012	$11,519	$493	$12,012

Recorded Investment
December 31, 2012	$3,063,908	$109,537	$3,173,445

December 31, 2011	$2,725,930	$233,745	$2,959,675

Loans individually evaluated for impairment with and without an allowance are shown below (in thousands):

	Year ended December 31, 2012
		Unpaid	Average	Interest
	Recorded	Principal	Recorded	Income
	Investment	Balance	Investment	Recognized
With an allowance recorded
Retail (related allowance of $493)	$493	$493	$—	$—

Without an allowance recorded
Office	$36,544	$36,544	$36,710	$2,452
Retail	17,180	17,180	17,329	1,129
Other	55,320	55,320	55,551	3,758

Total without an allowance recorded	$109,044	$109,044	$109,590	$7,339

	Year ended December 31, 2011
		Unpaid	Average	Interest
	Recorded	Principal	Recorded	Income
	Investment	Balance	Investment	Recognized
With an allowance recorded
Retail (related allowance of $493)	$493	$493	$—	$—

Without an allowance recorded
Office	$48,833	$48,833	$49,088	$3,506
Industrial	57,261	57,261	57,514	3,628
Retail	15,477	17,377	15,535	1,514
Other	111,681	111,681	111,407	7,546

Total without an allowance recorded	$233,252	$235,152	$233,544	$16,194

Troubled Debt Restructurings

A small portion of the mortgage loan portfolio for which American National has granted concessions related to the borrowers’ ability to pay the loans is classified as troubled debt restructurings. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. American National considers the amount, timing and extent of concessions in determining any impairment or changes in the specific allowance for loan losses recorded in connection with a troubled debt restructuring. The carrying value after specific allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Three mortgage loans as of December 31, 2012 and three loans as of December 31, 2011, have been modified in troubled debt restructurings. The outstanding recorded investment was $17,342,000 and $45,366,000 for 2012 and 2011, respectively, both before and after the modifications. There are no commitments to lend additional funds to debtors whose loans have been modified in troubled debt restructurings and there have been no defaults on modified loans during the periods.

6. INVESTMENT REAL ESTATE

Investment real estate by property-type distribution is as follows:

	December 31, 2012	December 31, 2011
Shopping centers	41.0%	41.1%
Office buildings	21.9	22.0
Industrial	18.1	16.3
Other	19.0	20.6

Total	100.0%	100.0%

Investment real estate by geographic distribution is as follows:

	December 31, 2012	December 31, 2011
West South Central	60.8%	66.1%
South Atlantic	11.2	11.6
East North Central	10.3	5.2
Mountain	6.2	6.9
East South Central	5.3	5.2
Other	6.2	5.0

Total	100.0%	100.0%

American National and its wholly-owned subsidiaries regularly invest in real estate partnerships and joint ventures. American National participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must be used first to settle the liabilities of the VIE. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2012 or 2011.

The assets and liabilities relating to VIEs which are consolidated in American National’s financial statements are as follows (in thousands):

	December 31, 2012	December 31, 2011
Investment real estate	$162,502	$154,878
Short-term investments	969	3,364
Cash and cash equivalents	3,671	5,777
Accrued investment income	2,641	2,299
Other receivables	11,709	11,816
Other assets	6,487	3,870

Total assets of consolidated VIEs	$187,979	$182,004

Notes payable	$163,384	$58,894
Other liabilities	6,647	5,354

Total liabilities of consolidated VIEs	$170,031	$64,248

The liability of American National Insurance Company on notes payable is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $9,664,000 and $17,959,000 at December 31, 2012 and 2011, respectively. The average interest rate on the current portion of the notes payable was 4.0% during 2012. The total long-term portion of notes payable consists of three notes with the following interest rates: 4.0%, adjusted LIBOR plus 1.0% and adjusted LIBOR plus 2.5%. Of the long-term notes payable, $12,500,000 will mature in 2016, with the remainder maturing beyond 5 years.

For other VIEs in which American National is a partner, it is not the primary beneficiary and these entities were not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require unanimous consent of all partners. The following table presents the carrying amount and maximum exposure to loss relating to unconsolidated VIEs (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Investment in unconsolidated affiliates	$81,548	$81,548	$85,509	$85,509

7. DERIVATIVE INSTRUMENTS

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed annuity products are exposed. Equity-indexed annuities include a fixed host annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands):

Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	December 31, 2012			December 31, 2011
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value
Equity-indexed options	Other invested assets	356	$846,900	$82,625	332	$791,900	$65,188
Equity-indexed annuity embedded derivative	Future policy benefits—Annuity	22,941	722,500	(75,032)	16,727	661,300	(63,275)

		Gains (Losses) Recognized in Income on Derivatives
Derivatives Not Designated	Location in the Consolidated	Years ended December 31,
as Hedging Instruments	Statements of Operations	2012	2011	2010
Equity-indexed options	Net investment income	$18,931	$(2,794)	$11,911
Equity-indexed annuity embedded derivative	Interest credited to policyholders’ account balances	(13,331)	7,821	(6,604)

8. NET INVESTMENT INCOME AND REALIZED INVESTMENT GAINS (LOSSES)

Net investment income, before federal income taxes, is shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Bonds	$680,552	$688,953	$647,523
Equity securities	29,085	27,494	24,549
Mortgage loans	205,067	198,056	176,026
Real estate	14,041	18,846	15,487
Options	18,931	(2,794)	11,911
Other invested assets	37,722	37,610	36,419

Total	$985,398	$968,165	$911,915

Realized investments gains (losses), before federal income taxes, are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Bonds	$41,817	$14,495	$34,330
Equity securities	35,047	67,671	27,603
Mortgage loans	(361)	6,275	7,793
Real estate	13,049	12,033	10,101
Other invested assets	1,173	(105)	(99)

Total	$90,725	$100,369	$79,728

The OTTI losses are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Bonds	$(12,658)	$—	$—
Equity securities	(9,859)	(9,503)	(5,666)

Total	$(22,517)	$(9,503)	$(5,666)

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of financial instruments are shown below (in thousands):

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets
Fixed maturity securities, bonds held-to-maturity	$9,009,282	$9,840,751	$9,251,972	$9,857,691
Fixed maturity securities, bonds available-for-sale	4,665,576	4,665,576	4,381,607	4,381,607
Equity securities	1,075,439	1,075,439	1,006,080	1,006,080
Equity-indexed options	82,625	82,625	65,188	65,188
Mortgage loans on real estate, net of allowance	3,143,011	3,441,645	2,925,482	3,178,205
Policy loans	395,333	395,333	393,195	393,195
Short-term investments	313,086	313,086	345,330	345,330
Separate account assets	841,389	841,389	747,867	747,867

Total financial assets	$19,525,741	$20,655,844	$19,116,721	$19,975,163

Financial liabilities
Investment contracts	$9,987,431	$9,987,431	$9,993,804	$9,993,804
Embedded derivative liability for equity-indexed annuities	75,032	75,032	63,275	63,275
Notes payable	163,384	163,384	58,894	58,894
Separate account liabilities	841,389	841,389	747,867	747,867

Total financial liabilities	$11,067,236	$11,067,236	$10,863,840	$10,863,840

Summary

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes.

The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, relevant credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms the service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these fixed maturity securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3. The pricing of certain private placement debt also includes significant non-observable inputs, the internally determined credit rating of the security, and an externally provided credit spread, and these securities are classified as Level 3 measurements.

For securities priced using a quote from an independent broker, such as the equity options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received from an independent broker. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is generally performed on a weekly basis, but no less frequently than on a monthly basis.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimate of fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. These estimates for equity securities are disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services regularly.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit rating, region, property type, lien number, payment type and current status.

Embedded Derivative—The embedded derivative liability for equity-indexed annuities is measured at fair value and is recalculated each reporting period using equity option pricing models. To validate the assumptions used to price the embedded derivative liability, American National measures and compares embedded derivative returns against the returns of equity options held to hedge the liability cash flows.

The significant unobservable input used to calculate the fair value of the embedded derivatives is equity option implied volatility. This volatility assumption is the range of implied volatilities that American National has determined market participants would use to price equity options that match the current derivative characteristics of our in-force equity-indexed annuities. Implied volatility can vary by term and strike price. An increase in implied volatility will result in an increase in the value of the equity-indexed annuity embedded derivatives, all other things being equal. At December 31, 2012, the implied volatility used to estimate embedded derivative value ranges from 15.9% to 30.1%.

Other Financial Instruments—Other financial instruments classified as level 3 measurements, as there is little or no market activity, are as follows:

Policy loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans, unpredictable timing of repayments and the fact that it cannot be separated from the policy contract and it is settled at outstanding value, American National believes that the carrying value of policy loans approximates fair value.

Investment contracts liability—The carrying value of investment contracts liability is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts liability approximates fair value because the majority of these contracts’ interest rates reset to current rates offered at anniversary.

Notes payable—Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Quantitative Disclosures

The quantitative disclosures regarding fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Fair Value Measurement as of December 31, 2012
	Total Estimated Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$3,662	$—	$3,662	$—
U.S. states and political subdivisions	433,695	—	433,695	—
Foreign governments	33,438	—	33,438	—
Corporate debt securities	8,735,158	—	8,662,164	72,994
Residential mortgage-backed securities	590,502	—	589,441	1,061
Collateralized debt securities	2,821	—	—	2,821
Other debt securities	41,475	—	41,475	—

Total bonds held-to-maturity	9,840,751	—	9,763,875	76,876

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	20,805	—	20,805	—
U.S. states and political subdivisions	615,438	—	612,913	2,525
Foreign governments	7,344	—	7,344	—
Corporate debt securities	3,872,633	—	3,796,949	75,684
Residential mortgage-backed securities	94,385	—	91,938	2,447
Commercial mortgage-backed securities	24,442	—	—	24,442
Collateralized debt securities	19,091	—	17,156	1,935
Other debt securities	11,438	—	11,438	—

Total bonds available-for-sale	4,665,576	—	4,558,543	107,033

Equity securities
Common stock	1,037,784	1,037,784	—	—
Preferred stock	37,655	37,652	—	3

Total equity securities	1,075,439	1,075,436	—	3

Options	82,625	—	—	82,625
Mortgage loans on real estate	3,441,645	—	3,441,645	—
Policy loans	395,333	—	—	395,333
Short-term investments	313,086	—	313,086	—
Separate account assets	841,389	—	841,389	—

Total financial assets	$20,655,844	$1,075,436	$18,918,538	$661,870

Financial liabilities
Investment contracts	$9,987,431	$—	$—	$9,987,431
Embedded derivative liability for equity-indexed annuities	75,032	—	—	75,032
Notes payable	163,384	—	—	163,384
Separate account liabilities	841,389	—	841,389	—

Total financial liabilities	$11,067,236	$—	$841,389	$10,225,847

	Fair Value Measurement as of December 31, 2011
	Total Estimated Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$13,897	$—	$13,897	$—
U.S. states and political subdivisions	437,792	—	437,792	—
Foreign governments	34,022	—	34,022	—
Corporate debt securities	8,550,744	—	8,492,957	57,787
Residential mortgage-backed securities	761,447	—	759,773	1,674
Commercial mortgage-backed securities	11,183	—	—	11,183
Collateralized debt securities	6,116	—	—	6,116
Other debt securities	42,490	—	35,147	7,343

Total bonds held-to-maturity	9,857,691	—	9,773,588	84,103

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	13,086	—	13,086	—
U.S. states and political subdivisions	618,848	—	616,323	2,525
Foreign governments	7,435	—	7,435	—
Corporate debt securities	3,505,146	—	3,492,113	13,033
Residential mortgage-backed securities	202,721	—	202,715	6
Collateralized debt securities	19,077	—	18,826	251
Other debt securities	15,294	—	15,294	—

Total bonds available-for-sale	4,381,607	—	4,365,792	15,815

Equity securities
Common stock	968,907	968,907	—	—
Preferred stock	37,173	37,173	—	—

Total equity securities	1,006,080	1,006,080	—	—

Options	65,188	—	—	65,188
Mortgage loans on real estate	3,178,205	—	3,178,205	—
Policy loans	393,195	—	—	393,195
Short-term investments	345,330	—	345,330	—
Separate account assets	747,867	—	747,867	—

Total financial assets	$19,975,163	$1,006,080	$18,410,782	$558,301

Financial liabilities
Investment contracts	$9,993,804	$—	$—	$9,993,804
Embedded derivative liability for equity-indexed annuities	63,275	—	—	63,275
Notes payable	58,894	—	—	58,894
Separate account liabilities	747,867	—	747,867	—

Total financial liabilities	$10,863,840	$—	$747,867	$10,115,973

For financial instruments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period, a reconciliation of the beginning and ending balances is shown below at estimated fair value (in thousands):

		Equity-	Embedded
	Investment	Indexed	Derivative
	Securities	Options	Liability
Beginning balance, 2010	$36,966	$32,801	$ (22,487)
Total realized and unrealized investment gains/losses
Included in other comprehensive income	1,461	—	—
Net fair value change included in realized gains/losses	(289)	—	—
Net gain (loss) for derivatives included in net investment income	—	9,942	—
Net change included in interest credited	—	—	(6,604)
Purchases, sales and settlements or maturities
Purchases	65,033	34,709	—
Sales	(10,000)	—	—
Settlements or maturities	(2,362)	(10,736)	—
Premiums less benefits	—	—	(30,553)
Gross transfers into Level 3	5,913	—	—
Gross transfers out of Level 3	(6,245)	—	—

Ending balance, 2010	$90,477	$66,716	$(59,644)

Total realized and unrealized investment gains/losses
Included in other comprehensive income	1,798	—	—
Net fair value change included in realized gains/losses	(2,694)	—	—
Net gain (loss) for derivatives included in net investment income	—	(9,199)	—
Net change included in interest credited	—	—	7,821
Purchases, sales and settlements or maturities
Purchases	22	17,122	—
Sales	(1,821)	—	—
Settlements or maturities	(13,260)	(9,451)	—
Premiums less benefits	—	—	(11,452)
Gross transfers into Level 3	27,052	—	—
Gross transfers out of Level 3	(1,656)	—	—

Ending balance, 2011	$99,918	$65,188	$(63,275)

Total realized and unrealized investment gains/losses
Included in other comprehensive income	28,737	—	—
Net fair value change included in realized gains/losses	(11,493)	—	—
Net gain (loss) for derivatives included in net investment income	—	12,372	—
Net change included in interest credited	—	—	(13,331)
Purchases, sales and settlements or maturities
Purchases	33,070	14,684	—
Sales	(3,542)	(9,619)	—
Settlements or maturities	(749)	—	—
Premiums less benefits	—	—	1,574
Gross transfers into Level 3	37,971	—	—

Ending balance, 2012	$183,912	$82,625	$(75,032)

Within the net gain (loss) for derivatives included in net investment income were an unrealized gain of $8,710,000, an unrealized loss of $12,613,000, and an unrealized gain of $5,125,000 relating to assets still held at December 31, 2012, 2011, and 2010, respectively.

There were no transfers between Level 1 and Level 2 fair value hierarchies. The transfers into Level 3 were the result of existing securities no longer being priced by the third-party pricing service at the end of the period. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The transfers out of Level 3 were securities being priced by a third-party service at the end of the period, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

10. DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums are shown below (in thousands):

			Accident	Property &
	Life	Annuity	& Health	Casualty	Total
Balance at December 31, 2009 (As adjusted)	$658,038	$435,975	$69,198	$135,554	$1,298,765

Additions	81,069	115,813	17,994	234,450	449,326
Amortization	(79,609)	(71,686)	(22,924)	(234,988)	(409,207)
Effect of change in unrealized gains on available-for-sale securities	(12,604)	(39,774)	—	—	(52,378)

Net change	(11,144)	4,353	(4,930)	(538)	(12,259)

Balance at December 31, 2010 (As Adjusted)	646,894	440,328	64,268	135,016	1,286,506

Additions	76,890	116,206	11,815	242,640	447,551
Amortization	(74,775)	(86,852)	(20,987)	(226,675)	(409,289)
Effect of change in unrealized gains on available-for-sale securities	2,571	(6,646)	—	—	(4,075)

Net change	4,686	22,708	(9,172)	15,965	34,187

Balance at December 31, 2011 (As Adjusted)	651,580	463,036	55,096	150,981	1,320,693

Additions	80,877	68,799	11,018	215,281	375,975
Amortization	(73,710)	(90,523)	(16,908)	(227,749)	(408,890)
Effect of change in unrealized gains on available-for-sale securities	(5,331)	(34,772)	—	—	(40,103)

Net change	1,836	(56,496)	(5,890)	(12,468)	(73,018)

Balance at December 31, 2012	$653,416	$406,540	$49,206	$138,513	$1,247,675

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year. Effective January 1, 2012, American National retrospectively adopted a new guidance that modified the accounting for DAC. Refer to Note 3 for additional discussion.

11. LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business basis based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 5.6% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3.0% to 4.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities also offer a first year bonus ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The liability for unpaid claims and claim adjustment expenses (“CAE”) for accident and health, and property and casualty insurance is included in the “Liability for policy and contract claims” in the consolidated statements of financial position and represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported (“IBNR”). Liability for unpaid claims and CAE are estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur.

Activities in the liability for unpaid claims and CAE (“claims”) are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Unpaid claims balance, beginning	$1,180,259	$1,210,126	$1,214,996
Less reinsurance recoverables	235,174	222,635	252,502

Net beginning balance	945,085	987,491	962,494

Incurred related to
Current	1,001,915	1,119,839	1,205,391
Prior years	(48,688)	(82,523)	(92,366)

Total incurred claims	953,227	1,037,316	1,113,025

Paid claims related to
Current	620,739	712,179	741,988
Prior years	366,411	367,543	346,040

Total paid claims	987,150	1,079,722	1,088,028

Net balance	911,162	945,085	987,491
Plus reinsurance recoverables	256,885	235,174	222,635

Unpaid claims balance, ending	$1,168,047	$1,180,259	$1,210,126

The net and gross reserve calculations have shown favorable development for the last several years as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims and CAE attributable to insured events of prior years decreased by approximately $48,688,000 in 2012, 82,523,000 in 2011, and 92,366,000 in 2010.

Life policy claims IBNR is estimated using historical claims information. We analyze our claims data annually and develop an average IBNR factor, which is applied to paid claims in the current period to reflect estimated claims for which the deaths are not reported until a subsequent period. In addition, we make an estimate for additional reserves whenever new information becomes available. Adjustments in IBNR reserves, if any, are reflected in the results of operations during the period when such adjustments are made. In the fourth quarter of 2011, American National modified its claims processing procedures to utilize data available in the U.S. Social Security Death Master File. This change was applied on a nationwide basis and resulted in an increase in the IBNR life claims of $22,158,000 and $26,596,000 during 2012 and 2011, respectively.

13. REINSURANCE

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. For the issue ages zero to 65, the maximum amount that would be retained by one life insurance company (American National) would be $1,500,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,975,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $3,225,000. For the issue ages 66 and over, the maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,175,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $2,425,000.

For the Property and Casualty segment, American National retains the first $1,000,000 of loss per risk. Reinsurance then covers the next $5,000,000 of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $15,000,000, and excess casualty clash coverage is maintained to cover losses up to $50,000,000. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and excess contractual obligations. Facultative reinsurance cover is purchased for individual risks attaching at $15,000,000, as needed. Corporate catastrophe coverage is also in place for losses up to a $500,000,000 event. Catastrophe aggregate reinsurance coverage is also purchased. This cover provides for $30,000,000 of coverage after $90,000,000 of aggregated catastrophe losses has been reached. The first $10,000,000 of each catastrophe loss contributes to the $90,000,000 aggregation of losses. The catastrophe aggregate reinsurance coverage for 2012 was placed at 100%.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the reinsurer were to be unable to meet their obligations under any reinsurance treaties. American National had amounts recoverable from reinsurers of $418,743,000 and $405,033,000 at December 31, 2012 and 2011, respectively. Of this amount, $3,107,000 is the subject of litigation or is in dispute with the reinsurers involved. Management believes that any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Direct premiums	$1,971,078	$1,978,910	$2,095,911
Reinsurance premiums assumed from other companies	159,518	150,130	114,855
Reinsurance premiums ceded to other companies	(426,423)	(380,428)	(332,858)

Net premiums	$1,704,173	$1,748,612	$1,877,908

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2012	2011	2010
Direct life insurance in-force	$72,884,984	$69,912,598	$69,318,974
Reinsurance risks assumed from other companies	103,576	244,028	479,528
Reinsurance risks ceded to other companies	(30,477,364)	(31,659,740)	(31,616,049)

Net life insurance in-force	$42,511,196	$38,496,886	$38,182,453

14. FEDERAL INCOME TAXES

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2012		2011		2010
	Amount	Rate	Amount	Rate	Amount	Rate
			(As Adjusted)		(As Adjusted)
Income tax expense on pre-tax income	$95,111	35.0%	$88,001	35.0%	$71,082	35.0%
Tax-exempt investment income	(7,364)	(2.7)	(8,071)	(3.2)	(8,852)	(4.3)
Dividend exclusion	(6,323)	(2.3)	(5,891)	(2.3)	(5,173)	(2.6)
Miscellaneous tax credits, net	(8,106)	(3.0)	(7,997)	(3.2)	(7,715)	(3.8)
Other items, net	2,264	0.8	(6,064)	(2.4)	6,030	3.0

Total	$75,582	27.8%	$59,978	23.9%	$55,372	27.3%

A total of $46,939,000, $54,620,000 and $33,894,000 were paid to the IRS during 2012, 2011 and 2010 respectively.

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31,
	2012	2011
		(As Adjusted)
DEFERRED TAX ASSETS
Investments, principally due to impairment losses	$70,103	$87,518
Investment in real estate and other invested assets principally due to investment valuation allowances	7,259	8,620
Policyholder funds, principally due to policy reserve discount	229,429	235,827
Policyholder funds, principally due to unearned premium reserve	30,337	31,230
Participating policyholders’ surplus	37,014	33,677
Pension	94,847	92,100
Commissions and other expenses	7,889	8,165
Tax carryforwards	23,041	32,220
Other assets	3,343	7,089

Gross deferred tax assets	503,262	536,446

DEFERRED TAX LIABILITIES
Available-for-sale securities, principally due to net unrealized gains	(257,290)	(189,194)
Investment in bonds, principally due to accrual of discount on bonds	(9,415)	(11,774)
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	(327,245)	(350,319)
Property, plant and equipment, principally due to difference between GAAP and tax depreciation methods	(1,462)	(7,010)

Gross deferred tax liabilities	(595,412)	(558,297)

Total net deferred tax liability	$(92,150)	$(21,851)

Management believes that a sufficient level of taxable income will be achieved over time to utilize the deferred tax assets in the consolidated federal tax return; therefore, no valuation allowance was recorded as of December 31, 2012 and 2011. If not utilized beforehand, approximately $23,041,000 in ordinary loss tax carryforwards will expire at the end of tax year 2032.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service (“IRS”) for years 2006 to 2011 either has been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld. No provision for penalties was established, and no interest expense was incurred for 2012, 2011 or 2010, relating to uncertain tax positions. Management does not believe that there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

15. COMPONENTS OF COMPREHENSIVE INCOME (LOSS)

The components of and changes in the accumulated other comprehensive income (loss) (“AOCI”), and the related tax effects, are shown below (in thousands):

	Net Unrealized Gains/(Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	AOCI
Balance at December 31, 2009	$181,483	$(63,814)	$(20)	$117,649

Unrealized holding gains (losses) arising during the period (net of tax $97,848)	181,718			181,718
Reclassification of (gains) losses realized in net income/loss (net of tax $16,964)	(31,040)			(31,040)
Unrealized adjustment to DAC (net of tax $18,237)	(34,141)			(34,141)
Unrealized (gains) losses on investments attributable to participating policyholders’ interest (net of tax $3,960)	(7,355)			(7,355)
Cumulative effect of accounting change—DAC (net of tax $230)	428			428
Amortization of prior service cost and actuarial (gain) loss included in net periodic pension cost (net of tax $926)		(1,719)		(1,719)
Foreign currency adjustment (net of tax $149)			276	276

Balance at December 31, 2010	$291,093	$(65,533)	$256	$225,816

Unrealized holding gains (losses) arising during the period (net of tax $14,225)	26,419			26,419
Reclassification of (gains) losses realized in net income/loss (net of tax $20,694)	(38,938)			(38,938)
Unrealized adjustment to DAC (net of tax $1,490)	(2,585)			(2,585)
Unrealized (gains) losses on investments attributable to participating policyholders’ interest (net of tax $620)	(1,152)			(1,152)
Amortization of prior service cost and actuarial (gain) loss included in net periodic pension cost (net of tax $26,897)		(49,952)		(49,952)
Foreign currency adjustment (net of tax $110)			(205)	(205)

Balance at December 31, 2011	$274,837	$(115,485)	$51	$159,403

Unrealized holding gains (losses) arising during the period (net of tax $79,796)	148,193			148,193
Reclassification of (gains) losses realized in net income/loss (net of tax $11,700)	(21,718)			(21,718)
Unrealized adjustment to DAC (net of tax $14,035)	(26,068)			(26,068)
Unrealized (gains) losses on investments attributable to participating policyholders’ interest (net of tax $2,370)	(4,402)			(4,402)
Amortization of prior service cost and actuarial (gain) loss included in net periodic pension cost (net of tax $7,279)		(13,518)		(13,518)
Foreign currency adjustment (net of tax $65)			120	120

Balance at December 31, 2012	$370,842	$(129,003)	$171	$242,010

16. STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTERESTS

American National has one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	Years ended December 31,
	2012	2011	2010
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	(3,995,785)	(4,011,165)	(4,011,472)

Outstanding shares	26,836,664	26,821,284	26,820,977
Restricted shares	(185,334)	(261,334)	(261,334)

Unrestricted outstanding shares	26,651,330	26,559,950	26,559,643

Stock-based compensation

American National has one stock-based compensation plan, which allows for grants of Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Awards, Incentive Awards or any combination thereof. This plan is administered by the American National Board Compensation Committee. The Board Compensation Committee makes incentive awards under this plan to our executives after meeting established performance objectives. All awards are subject to review and approval by the committee and the Board of Directors, both at the time of setting applicable performance objectives and at the same time of payment of the awards. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year. Grants are made to certain officers and directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated is shown below:

	SAR Shares	SAR Weighted- Average Grant Date Fair Value	RS Shares	RS Weighted- Average Grant Date Fair Value	RS Units	RSU Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2009	161,449	$108.53	261,334	$102.98	—	$—

Granted	2,411	109.62	—	—	10,230	109.29
Exercised	(9,533)	95.08	—	—	(811)	109.29
Forfeited	(7,100)	113.55	—	—	—	—
Expired	(2,500)	90.86	—	—	—	—

Outstanding at December 31, 2010	144,727	$109.40	261,334	$102.98	9,419	$102.29

Granted	—	—	—	—	61,481	79.63
Exercised	(133)	66.76	—	—	(480)	79.63
Forfeited	(4,358)	115.63	—	—	(854)	86.47
Expired	(13,467)	101.39	—	—	—	—

Outstanding at December 31, 2011	126,769	$110.08	261,334	$102.98	69,566	$83.56

Granted	—	—	—	—	75,355	71.69
Exercised	(200)	—	(76,000)	88.00	(17,380)	94.47
Forfeited	(3,510)	114.02	—	—	(482)	74.85
Expired	(14,108)	100.14	—	—	—	—

Outstanding at December 31, 2012	108,951	$111.31	185,334	$109.13	127,059	$75.06

	SAR	RS Shares	RS Units
Weighted-average contractual remaining life	2.8 years	4.5 years	1.9 years
Weighted-average exercise price	$111.31	$109.13	$79.06
Exercisable shares	93,091	N/A	—
Weighted-average exercise price Exercisable shares	111.21	N/A	N/A

The SARs give the holder the right to cash compensation based on the difference between the price of a share of stock on the grant date and the price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting. The fair value of the SARs was $3,000 and $10,000 at December 31, 2012 and 2011, respectively. A credit to compensation expense was recorded totaling $6,000 in 2012, $7,000 in 2011, and $1,388,000 in 2010.

Effective December 31, 2012, the settlement provision within outstanding RSU awards was modified to allow the recipient of the awards to settle the vested RSUs in either cash or American National’s common stock. Prior to the modification, vested RSUs were converted to American National’s common stock on a one-for-one basis. This modification changes the award classification from equity to liability award. At the date of modification, American National recorded a liability of $7,974,000 with a corresponding reduction in additional paid-in capital. The liability will be remeasured and adjusted for changes in the fair value each reporting period through the vesting date. RSUs generally vest after a three-year graded vesting requirement. Certain awards vest over a shorter period as a result of retirement provisions. Compensation expense of $7,752,000, $1,873,000 and $520,000 was recorded in 2012, 2011 and 2010, respectively. The modification, which was applied consistently to all participants added an incremental cost of $0.

RS Awards entitle the participant to full dividend and voting rights. Each award has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and these awards feature a graded vesting schedule in the case of the retirement of an award holder. Restricted stock for 340,334 shares has been granted at an exercise price of zero, of which 185,334 shares are unvested. The compensation expense recorded was $2,418,000 in 2012, $2,688,000 in 2011, and $2,695,000 in 2010.

Earnings (loss) per share

Basic earnings (losses) per share were calculated using a weighted-average number of shares outstanding. The Restricted Stock resulted in diluted earnings per share as follows (in thousands, except share related data):

	Years ended December 31,
	2012	2011	2010
Weighted average shares outstanding	26,714,865	26,559,886	26,559,035
Incremental shares from restricted stock	148,809	153,332	128,123

Total shares for diluted calculations	26,863,674	26,713,218	26,687,158
Net income (loss) from continuing operations	$191,041	$190,765	$145,605
Net income (loss) from discontinued operations	—	—	(1,275)

Net income (loss) attributable to American National Insurance Company and Subsidiaries	$191,041	$190,765	$144,330

Basic earnings (loss) per share from continued operations	$7.15	$7.18	$5.48
Basic earnings (loss) per share from discontinued operations	—	—	(0.05)

Basic earnings (loss) per share	$7.15	$7.18	$5.43

Diluted earnings (loss) per share from continued operations	$7.11	$7.14	$5.46
Diluted earnings (loss) per share from discontinued operations	—	—	(0.05)

Diluted earnings (loss) per share	$7.11	$7.14	$5.41

Dividends

American National Insurance Company’s payment of dividends to stockholders is restricted by statutory regulations. The restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of statutory net gain from operations on an annual, non-cumulative basis, or 10% of statutory surplus. Additionally, insurance companies are not permitted to distribute the excess of stockholders’ equity, as determined on a GAAP basis over that determined on a statutory basis. At December 31, 2012 and December 31, 2011, American National Insurance Company’s statutory capital and surplus was $2,260,268,000 and $2,000,551,000, respectively.

The same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National’s insurance subsidiaries. No dividends were received from insurance subsidiaries in 2012 or 2011. Net assets of insurance subsidiaries were approximately $1,535,082,000 and $1,436,489,000 at December 31, 2012 and 2011, respectively. Any transfer of these net assets to American National Insurance Company would be subject to statutory restrictions and approval.

Noncontrolling interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company that is owned by its policyholders. American National has a management agreement that effectively gives it complete control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National.

Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6,750,000 at December 31, 2012 and 2011.

American National Insurance Company and its subsidiaries exercise significant control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the joint ventures other partners are shown as Noncontrolling Interests, which were a net liability of $4,741,000 and $6,197,000 at December 31, 2012 and 2011, respectively.

During 2012 and 2011, American National increased its ownership interest with a consolidated joint venture. The effect of the change in ownership interest on American National is as shown below (in thousands):

	December 31,
	2012	2011	2010
Net Income attributable to American National	$191,041	$190,765	$144,330

Transfers to the noncontrolling interest
Decrease in American National’s paid-in capital for purchase of additional interest	(1,892)	(19,733)	—
Decrease in American National’s retained earnings for purchase of additional interest	—	(3,326)	—

Net transfers to noncontrolling interest	(1,892)	(23,059)	—

Change from net income attributable to American National and transfers to noncontrolling interest	$189,149	$167,706	$144,330

17. SEGMENT INFORMATION

Management organizes the business into five operating segments:

•

Life—markets whole, term, universal, indexed and variable life insurance on a national basis primarily through career and multiple-line agents, as well as through independent agents and direct marketing channels.

•

Annuity—offers fixed, indexed, and variable annuity products. These products are primarily sold through independent agents, brokers, and financial institutions, along with multiple-line and career agents.

•

Health—primary lines of business are Medicare Supplement, stop loss, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	Property and Casualty—writes personal, commercial and credit-related property insurance. These products are primarily sold through multiple-line agents and independent agents.

•	Corporate and Other—consists of net investment income on the investments not allocated to the insurance segments and the operations of non-insurance lines of business.

The accounting policies of the segments are the same as those described in Note 2. Many of the principal factors that drive the profitability of each operating segment are separate and distinct. All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Income and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•	Recurring income from bonds and mortgage loans is allocated based on the funds allocated to each line of business at the average yield available from these assets.

•

Net investment income from all other assets is allocated to the insurance segments in accordance with the amount of equity allocated to each segment, with the remainder recorded in the Corporate and Other business segment.

•	Expenses are allocated based upon various factors, including premium and commission ratios within the respective operating segments.

The following summarizes results of operations and total assets by operating segments (in thousands):

	Years ended December 31,
	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Income (loss) from continuing operations before federal income taxes, and equity in earnings/losses of unconsolidated affiliates
Life	$34,251	$29,511	$70,032
Annuity	96,501	69,776	62,763
Health	18,046	17,133	14,796
Property and casualty	45,425	19,486	(36,359)
Corporate and other	77,522	115,524	91,859

Total	$271,745	$251,430	$203,091

Total Assets
Life	$5,130,612	$5,096,672	$4,953,904
Annuity	11,802,579	11,585,935	10,665,854
Health	498,510	519,855	558,270
Property and casualty	2,220,898	2,284,470	2,429,280
Corporate and other	3,454,475	3,003,064	2,808,969

Total	$23,107,074	$22,489,996	$21,416,277

18. PENSION AND POSTRETIREMENT BENEFITS

Pension benefits

American National has one active, tax-qualified, defined-benefit pension plan, one inactive plan and three nonqualified defined benefit pension plans. The active plan has three separate noncontributory programs. One of the programs covers Career Sales and Service Division agents and managers. The other two programs cover salaried and management employees and corporate clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service.

The inactive, tax-qualified, defined-benefit pension plan covers employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added. American National also sponsors for key executives three non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2012	2011
Reconciliation of benefit obligation
Obligation at January 1,	$481,434	$395,173
Service cost benefits earned during period	17,596	14,082
Interest cost on projected benefit obligation	20,579	21,260
Actuarial gain	40,305	73,671
Benefits paid	(24,601)	(22,752)

Obligation at December 31,	535,313	481,434

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1,	229,967	212,807
Actual return on plan assets	22,117	5,365
Employer contributions	48,531	34,547
Benefits paid	(24,601)	(22,752)

Fair value of plan assets at December 31,	276,014	229,967

Funded status at December 31,	$(259,299)	$(251,467)

The components of the combined net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Service cost	$17,596	$14,082	$12,937
Interest cost	20,579	21,260	20,884
Expected return on plan assets	(18,499)	(17,152)	(15,637)
Amortization of prior service cost	—	—	2,324
Amortization of net gain	15,921	8,609	7,713

Net periodic benefit cost	$35,597	$26,799	$28,221

Amounts related to the defined benefit pension plans recognized as a component of OCI are shown below (in thousands):

	Years ended December 31,
	2012	2011	2010
Prior service cost	$—	$—	$2,324
Net actuarial gain (loss)	(20,797)	(76,849)	(4,969)
Deferred tax benefit (expense)	7,279	26,897	926

Other comprehensive income (loss), net of tax	$(13,518)	$(49,952)	$(1,719)

The estimated net loss and prior service cost for the plan that will be amortized out of AOCI into the net periodic benefit cost over the next fiscal year are $18,300,000 and $0, respectively. Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2012	2011
Net actuarial loss	$(198,466)	$(177,669)
Deferred tax benefit	69,463	62,184

Amounts included in accumulated other comprehensive income (loss)	$(129,003)	$(115,485)

The weighted average assumptions used are shown below:

	Used for Net	Used for Benefit
	Benefit Cost in Fiscal Year	Obligations
	1/1/2012 to 12/31/2012	as of 12/31/2012
Discount rate	4.19%	3.72%
Rate of compensation increase	3.74	3.72
Long-term rate of return	7.67	7.68

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of ERISA. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $48,531,000, $34,547,000 and $24,422,000 to the qualified pension plan in 2012, 2011 and 2010, respectively. American National and its affiliates expect to contribute $28,400,000 to its qualified pension plan in fiscal year 2013.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

Pension Benefit Payments
2013	$29,089
2014	24,145
2015	32,491
2016	27,051
2017	26,804
2018-2021	170,648

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The pension plans have no level 3 assets. The fair values of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2012
	Total	Level 1	Level 2
Asset Category
Corporate debt securities	$61,735	$—	$61,735
Residential mortgage-backed securities	43	—	43
Equity securities by sector:
Consumer goods	23,414	23,414	—
Financials	21,722	21,722	—
Information technology	14,995	14,995	—
Energy and utilities	18,211	18,211	—
Healthcare	14,314	14,314	—
Industrials	10,476	10,476	—
Other	9,309	9,309	—
Commercial paper	59,700	—	59,700
Money market	1	1	—
Unallocated group annuity contract	3,720	—	3,720
Contribution receivable	375	375	—
Other	37,999	37,999	—

Total	$276,014	$150,816	$125,198

The investment policy for the qualified retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The Corporate debt securities category are investment grade bonds of U.S and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represents asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers are allowed to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing ready marketability of the specific security.

Commercial paper investments generally have a credit rating of A-2 Moody’s or P-2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement life and health benefits

American National provides certain health and dental benefits to retirees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future. The primary retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare Supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with American National’s contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $6,018,000 and $6,135,000 at December 31, 2012 and 2011, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation. Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

Savings plans

In addition to the defined benefit pension plans, American National sponsors one defined contribution plan for all employees excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (401(k) plan) allows employees to contribute up to the maximum allowable amount as determined by the IRS. American National does not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $1,700,000 for 2012, $1,800,000 for 2011, and $1,588,000 for 2010.

19. COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2012, were approximately $2,130,000.

American National had aggregate commitments at December 31, 2012, to purchase, expand or improve real estate, to fund fixed interest into mortgage loans, and to purchase other invested assets of $301,334,000, of which $245,564,000 is expected to be funded in 2013. The remaining $55,770,000 will be funded in 2014 and beyond.

In September 2012, American National renewed an existing $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 sub-feature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2012 and 2011, the outstanding letters of credit were $33,696,000 and $31,716,000, respectively, and there were no borrowings on this facility to meet liquidity requirements. This facility expires on September 30, 2013. American National expects it will be renewed on substantially equivalent terms upon expiration.

Guarantees

American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2012, was approximately $206,513,000, while the total cash values of the related life insurance policies was approximately $210,327,000.

Litigation

American National and certain subsidiaries, in common with the insurance industry in general, are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future. Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity or results of operations. With respect to the existing litigations, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

20. RELATED PARTY TRANSACTIONS

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts and legal services. The impact on the consolidated financial statements of the significant related party transactions for the periods indicated is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to/(from) American National
		Years ended December 31,		December 31,
Related Party	Financial Statement Line Impacted	2012	2011	2012	2011
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$1,067	$993	$8,890	$9,957
Gal-Tex Hotel Corporation	Net investment income	687	761	54	60
Greer, Herz and Adams, LLP	Other operating costs and expenses	7,610	7,377	(268)	(198)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National held a first mortgage loan issued to Gal-Tex collateralized by hotel property in San Antonio, Texas. This loan was originated in 1999, had a balance of $8,890,000 as of December 31, 2012, has a current interest rate of 7.30%, and has a final maturity date of April 1, 2019. This loan is current as to principal and interest payments.

Transactions with Greer, Herz & Adams, L.L.P.: Irwin M. Herz, Jr. is an American National advisory director and a Partner with Greer, Herz Adams, L.L.P., which serves as American National’s General Counsel.

21. DISCONTINUED OPERATIONS

On December 31, 2010, American National sold its wholly-owned broker-dealer subsidiary, Securities, Management & Research, Inc. (“SM&R”). The results of operations for this subsidiary are presented as discontinued operations in American National’s consolidated statements of operations for all periods presented. The sale resulted in a $1 million loss before taxes in 2010, which is presented as “Loss on sale” below. SM&R had previously been a component of the Corporate and Other segment. The following summarizes loss from discontinued operations for 2010:

Total revenues	$10,911
Total expenses	11,911
Loss on sale	(1,000)

Loss from discontinued operations before income tax	(2,000)
Income tax benefit	(725)

Loss from discontinued operations, net of tax	$(1,275)

Cash flows from discontinued operations in 2010 are immaterial and have been combined with cash flows from continuing operations within each category of the consolidated statements of cash flows.

22. SELECTED QUARTERLY FINANCIAL DATA

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2012	2011	2012	2011	2012	2011	2012	2011
Total premiums and other revenues	$742,675	$751,873	$730,962	$761,780	$760,068	$732,710	$753,355	$776,664
Total benefits, losses and expenses	679,304	690,608	712,322	724,903	670,683	657,493	653,006	698,593
Income (loss) from continuing operations before federal income tax and equity in earnings of unconsolidated affiliates	63,371	61,265	18,640	36,877	89,385	75,217	100,349	78,071
Provision (benefit) for federal income taxes	16,983	16,385	(2,384)	4,392	27,654	19,097	33,329	20,104
Equity in earnings (losses) of unconsolidated affiliates, net of tax	(1,881)	1,861	314	(2,099)	(895)	3,077	(1,443)	(2,488)
Net income (loss)	44,507	46,741	21,338	30,386	60,836	59,197	65,577	55,479
Net income (loss) attributable to noncontrolling interest	(709)	(787)	832	1,146	1,650	1,547	(556)	(868)
Net income (loss) attributable to American National Insurance Company and subsidiaries	45,216	47,528	20,506	29,240	59,186	57,650	66,133	56,347
Earnings (loss) per share attributable to American National Insurance Company and subsidiaries:
Basic	1.70	1.79	0.77	1.10	2.21	2.17	2.47	2.12
Diluted	1.69	1.78	0.76	1.09	2.20	2.16	2.46	2.11

SCHEDULE I—SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES

(in thousands)

	December 31, 2012
			Amount at Which
			Shown in the
			Consolidated
	Cost or	Estimated	Statement of
Type of Investment	Amortized Cost (1)	Fair Value	Financial Position
Fixed maturities
Bonds held-to-maturity
U.S.treasury government	$3,593	$3,662	$3,593
U.S. states and political subdivisions	393,541	433,695	393,541
Foreign governments	29,071	33,438	29,071
Corporate debt securities	7,993,167	8,735,158	7,993,167
Residential mortgage-backed securities	549,384	590,502	549,384
Collateralized debt securities	2,500	2,821	2,500
Other debt securities	38,026	41,475	38,026
Bonds available-for-sale
U.S.treasury government	19,649	20,805	20,805
U.S. states and political subdivisions	570,751	615,438	615,438
Foreign governments	5,000	7,344	7,344
Corporate debt securities	3,582,913	3,872,633	3,872,633
Residential mortgage-backed securities	89,486	94,385	94,385
Commercial mortgage-backed securities	20,933	24,442	24,442
Collateralized debt securities	17,676	19,091	19,091
Other debt securities	10,059	11,438	11,438
Equity securities
Common stocks
Consumer goods	140,337	218,215	218,215
Energy and utilities	114,274	167,287	167,287
Finance	109,839	170,172	170,172
Healthcare	80,491	136,744	136,744
Industrials	55,621	97,829	97,829
Information technology	114,314	182,153	182,153
Other	46,013	65,384	65,384
Preferred stock	27,690	37,655	37,655
Other Investments
Mortgage loans on real estate, net of allowance	3,143,011	3,441,645	3,143,011
Investment real estate, net of accumulated depreciation	463,384	—	463,384
Real estate acquired in satisfaction of debt	47,849	—	47,849
Policy loans	395,333	395,333	395,333
Options	90,419	82,625	82,625
Other long-term investments	42,479	—	42,479
Short-term investments	313,086	313,086	313,086

Total investments	$18,509,889	$19,814,455	$19,238,064

(1)	Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	December 31,
Condensed Statements of Financial Position	2012	2011
		(As Adjusted)
Assets
Fixed maturity securities	$10,368,444	$10,384,179
Equity securities	—	32,675
Mortgage loans on real estate, net of allowance	3,055,087	2,910,753
Other invested assets	1,499,792	1,629,283
Investment in subsidiaries	1,874,368	1,732,233
Deferred policy acquisition costs	1,009,731	1,070,884
Separate account assets	841,389	747,867
Other assets	811,369	663,678

Total assets	$19,460,180	$19,171,552

Liabilities
Policy liabilities	3,456,800	3,401,206
Policyholder account balances	10,787,414	10,777,128
Separate account liabilities	841,389	747,867
Other liabilities	546,741	608,060

Total liabilities	15,632,344	15,534,261

Shareholders’ equity
Common stock	30,832	30,832
Accumulated other comprehensive income	242,010	159,403
Retained earnings	3,653,280	3,545,546
Treasury stock, at cost	(98,286)	(98,490)

Total stockholders’ equity	3,827,836	3,637,291

Total liabilities and stockholders’ equity	$19,460,180	$19,171,552

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II—CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2012	2011	2010
		(As Adjusted)	(As Adjusted)
Revenues
Premiums and policy revenues	$685,529	$654,854	$735,727
Net investment income	837,503	816,205	760,630
Realized investment gain (losses)	46,936	24,029	46,561
Other-than-temporary impairments	(12,825)	(559)	(43)
Other income	10,016	9,896	8,207

Total revenues	1,567,159	1,504,425	1,551,082

Expenses
Policyholder benefits	487,387	472,107	505,916
Other operating costs and expenses	873,119	848,938	826,879

Total expenses	1,360,506	1,321,045	1,332,795

Income (loss) from continuing operations before federal income tax, and equity in earnings (losses) of subsidiaries	206,653	183,380	218,287

Provision (benefit) for federal income taxes	72,144	63,578	78,631
Equity in earnings (losses) of subsidiaries, net of tax	56,532	70,963	4,674

Net income (loss)	$191,041	$190,765	$144,330

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(in thousands)

	Years Ended December 31,
Condensed Statements of Cash Flows	2012	2011	2010
		(As Adjusted)	(As Adjusted)
OPERATING ACTIVITIES
Net income (loss)	$191,041	$190,765	$144,330
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investments (gains) losses	(46,936)	(24,029)	(46,561)
Other-than-temporary impairments	12,825	559	43
Accretion (amortization) of discounts, premiums and loan origination fees	(7,433)	(2,088)	5,159
Net capitalized interest on policy loans and mortgage loans	(22,049)	(25,054)	(26,533)
Depreciation	21,209	22,280	21,511
Interest credited to policyholders’ account balances	385,603	375,411	364,107
Charges to policyholders’ account balances	(188,009)	(179,196)	(175,846)
Deferred federal income tax (benefit) expense	14,336	19,166	14,815
Deferral of policy acquisition costs	(195,232)	(270,091)	(262,138)
Amortization of deferred policy acquisition costs	219,828	220,052	209,816
Equity in (earnings) losses of affiliates	(4,816)	(8,787)	(6,027)
Net (income) loss of subsidiaries	(51,716)	(62,176)	1,353
Distributions from equity method investments	1,686	470	353
Changes in:
Policyholder liabilities	55,594	140,371	74,647
Reinsurance recoverables	3,579	(5,415)	20,260
Premiums due and other receivables	4,762	(4,166)	(1,725)
Accrued investment income	5,916	(13,469)	(8,040)
Current tax receivable/payable	(109,736)	8,407	2,077
Liability for retirement benefits	(1,567)	(15,343)	1,577
Prepaid reinsurance premiums	15,139	5,120	8,086
Other, net	3,725	(14,941)	15,384

Net cash provided by (used in) operating activities	307,749	357,846	356,648

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of:
Bonds - held-to-maturity	980,794	601,713	415,835
Bonds - available for sale	409,395	287,774	624,231
Equity securities	37,311	—	32,390
Investment real estate	—	10,125	29,732
Mortgage loans	475,885	489,826	154,514
Policy loans	47,068	44,180	39,774
Other invested assets	43,410	39,019	19,407
Disposals of property and equipment	—	1,406	454
Distributions from affiliates and subsidiaries	15,469	12,051	21,624
Changes in intercompany loans	—	—	(5,212)
Payment for the purchase/origination of:
Bonds - held-to-maturity	(891,257)	(1,283,195)	(1,452,949)
Bonds - available for sale	(382,652)	(408,027)	(429,143)
Equity securities	—	—	(963)
Investment real estate	(18,281)	(18,097)	(13,628)
Mortgage loans	(642,227)	(674,752)	(526,672)
Policy loans	(29,676)	(36,255)	(33,466)
Other invested assets	(45,206)	(39,971)	(42,254)
Additions to property and equipment	(16,714)	(15,834)	(5,374)
Contributions to unconsolidated affiliates	(5,207)	(3,928)	(6,254)
Change in short-term investments	156,087	116,343	192,084
Change in investment in subsidiaries	(33,338)	(3,042)	(10,010)
Other, net	(388)	9,815	29,901

Net cash provided by (used in) investing activities	100,473	(870,849)	(965,979)

FINANCING ACTIVITIES
Policyholders’ account deposits	1,056,526	1,902,874	1,641,541
Policyholders’ account withdrawals	(1,244,382)	(1,303,244)	(957,096)
Dividends to stockholders	(82,657)	(82,609)	(82,607)

Net cash provided by (used in) financing activities	(270,513)	517,021	601,838

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	137,710	4,018	(7,493)
Beginning of the year	35,119	31,101	38,594

End of year	$172,829	$35,119	$31,101

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III—SUPPLEMENTARY INSURANCE INFORMATION

(in thousands)

		Future Policy				Benefits,	Amortization
	Deferred	Benefits, Policy and				Claims, Losses	of Deferred
	Policy	Contract Claims			Net	and	Policy	Other
	Acquisition	and Participating	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Policyholder Share	Premiums	Revenue	Income (1)	Expenses	Costs	Expenses (2)	Written
2012
Corportate & Other	$—	$—	$—	$—	$64,944	$—	$—	$61,535	$—
Life	653,416	4,407,753	36,056	281,621	235,712	340,003	73,710	183,040	—
Annuities	406,540	11,035,348	—	116,393	603,349	156,619	90,523	45,317	—
Health	49,206	376,173	50,366	223,773	11,789	155,825	16,908	44,966	—
Property & Casualty	138,513	896,660	671,110	1,082,386	69,604	793,281	227,749	120,888	1,047,211

Total	$1,247,675	$16,715,934	$757,532	$1,704,173	$985,398	$1,445,728	$408,890	$455,746	$1,047,211

2011 (As adjusted)
Corportate & Other	$—	$—	$—	$—	$66,699	$—	$—	$45,021	$—
Life	651,580	4,402,115	38,852	277,724	238,275	344,328	74,775	173,188	—
Annuities	463,036	10,878,074	4	94,753	577,707	135,735	86,852	72,201	—
Health	55,096	367,531	55,811	231,793	13,413	159,289	20,987	47,160	—
Property & Casualty	150,981	911,073	702,731	1,144,342	72,071	873,208	226,675	124,336	1,137,445

Total	$1,320,693	$16,558,793	$797,398	$1,748,612	$968,165	$1,512,560	$409,289	$461,906	$1,137,445

2010 (As adjusted)
Corportate & Other	$—	$—	$—	$—	$53,317	$—	$—	$38,695	$—
Life	646,894	4,227,513	45,875	282,160	234,905	294,177	79,609	178,278	—
Annuities	440,328	10,130,588	—	174,193	535,581	205,948	71,686	71,202	—
Health	64,268	248,867	65,631	263,294	15,492	184,554	22,924	49,627	—
Property & Casualty	135,016	927,026	712,793	1,158,261	72,620	923,736	234,988	124,410	1,154,415

Total	$1,286,506	$15,533,994	$824,299	$1,877,908	$911,915	$1,608,415	$409,207	$462,212	$1,154,415

(1)	Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(2)	Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV—REINSURANCE

(in thousands)

		Ceded to	Assumed		Percentage of
	Direct	Other	from Other	Net	Amount
	Amount	Companies	Companies	Amount	Assumed to Net
Year Ended December 31, 2012
Life insurance in-force	$72,884,984	$30,477,364	$103,576	$42,511,196	0.2%

Premiums earned
Life and Annuity	$488,891	$93,066	$2,189	$398,014	0.5
Accident and health	269,373	197,759	152,159	223,773	68.0
Property and casualty	1,212,814	135,598	5,170	1,082,386	0.5

Total premiums	$1,971,078	$426,423	$159,518	$1,704,173	9.4

Year Ended December 31, 2011
Life insurance in-force	$69,912,598	$31,659,740	$244,028	$38,496,886	0.6

Premiums earned
Life and Annuity	$461,711	$92,208	$2,974	$372,477	0.8
Accident and health	250,788	161,983	142,988	231,793	61.7
Property and casualty	1,266,411	126,237	4,168	1,144,342	0.4

Total premiums	$1,978,910	$380,428	$150,130	$1,748,612	8.6

Year Ended December 31, 2010
Life insurance in-force	$69,318,974	$31,616,049	$479,528	$38,182,453	1.3

Premiums earned
Life and Annuity	$541,096	$90,459	$5,716	$456,353	1.3
Accident and health	279,093	120,563	104,764	263,294	39.8
Property and casualty	1,275,722	121,836	4,375	1,158,261	0.4

Total premiums	$2,095,911	$332,858	$114,855	$1,877,908	6.1

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V—VALUATION AND QUALIFYING ACCOUNTS

(IN THOUSANDS)

		Additions	Deductions
	Balance at				Balance at
	Beginning of	Charged to		Change in	End of
	Period	Expense	Written off	Estimate (1)	Period
2012
Investment valuation allowances:
Mortgage loans on real estate	$11,321	$2,973	$(2,277)	$(5)	$12,012

2011
Investment valuation allowances:
Mortgage loans on real estate	$13,788	$—	$(1,900)	$(567)	$11,321

2010
Investment valuation allowances:
Mortgage loans on real estate	$23,290	$(394)	$(1,676)	$(7,432)	$13,788

(1)	Decrease in the required valuation allowance for mortgage loans as a result of changes to the estimate in calculating the mortgage loan allowance based on enhanced methodology.

See accompanying Report of Independent Registered Public Accounting Firm.

WQVUL Part C

Items 26.	Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c)(1) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (c)(2) Distribution and Selling Agreement (previously filed with Registrant’s Post-Effective Amendment #17 to this registration statement (number 333-53122) filed May 2, 2011).

Exhibit (c)(3) Termination of Distribution and Selling Agreement (filed herewith)

Exhibit (c)(4) Distribution and Administrative Services Agreement (filed herewith)

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL) (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (g) Reinsurance Treaty No. UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003.

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General & Cologne Life Re of America (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(12) Reinsurance Treaty with RGA Reinsurance Company (previously filed with Registrant’s post effective amendment number 17 filed on May 2, 2011)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s (registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions—Independent Auditor’s Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005.)

ITEM 27	DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550. Those persons with an asterisk by their names have a principal business address of 2450 South Shore Boulevard, League City, Texas 77573.

Directors Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road
Draper, UT 84020-9334

Dr. Shelby Miller Elliott	3603 Broadmoor
Pasadena, TX 77505

James Edward Pozzi	President, Chief Operating Officer
American National Insurance Company
One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation
3710 Rawlins Street, #910
Dallas, TX 75219

Robert Lee Moody	Chairman of the Board and Chief Executive Officer
2302 Postoffice, Suite 702
Galveston, TX 77550

Russell Shearn Moody	American National Insurance Company
One Moody Plaza
Galveston, TX 77550

William Lewis Moody, IV	2302 Postoffice, Suite 502
Galveston, TX 77550

James Daniel Yarbrough	2621 Gerol Drive
Galveston, TX 77551

Frank Pieri Williamson	301 Barracuda
Galveston, TX 77550

George Richard Ferdinandtsen	American National Insurance Company
(Advisory)	One Moody Plaza
Galveston, TX 77550

Officers Name	Office

George Richard Ferdinandtsen	Vice Chairman of the Board

Ronald Jay Welch	Senior Executive Vice President, Corporate Risk Officer & Chief Actuary

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Hoyt James Strickland	Executive Vice President, Director, Career Sales & Service Division

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line
1949 East Sunshine
Springfield, MO 65899

Steven Harvey Schouweiler	Executive Vice President, Health Insurance Operations
2450 South Shore Boulevard
League City, TX 77573

Dwain Allen Akins	Senior Vice President, Corporate Affairs, Chief Compliance Officer Variable
Insurance Products

Johnny David Johnson	Senior Vice President, Corporate Business Process Officer & CIO

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

William Franklin Carlton	Senior Vice President and Corporate Controller

Gordon Dennis Dixon	Senior Vice President, Stock/Bond Investments
2450 South Shore Boulevard
League City, TX 77573

Bernard Stephen Gerwel	Senior Vice President, Information/Innovation Officer—ML
1949 East Sunshine
Springfield, MO 65899

Rex David Hemme	Senior Vice President and Actuary

Bruce Murray LePard	Senior Vice President, Corporate Human Resources Officer

James Walter Pangburn	Senior Vice President, Credit Insurance Division
2911 South Shore Boulevard, Suite 130
League City, TX 77573

Ronald Clark Price	Senior Vice President, Chief Marketing Officer—Career Life Agencies

Shannon Lynn Smith	Senior Vice President, Chief Multiple Line Marketing Officer
1949 East Sunshine
Springfield, MO 65899

John Mark Flippin	Secretary

Brian Neil Bright	Vice President, Computing Services
3030 Invincible
League City, TX 77573

James Arthur Collura	Vice President, Chief Life Marketing Officer-Multiple Line Exclusive Agency

Barry Charles Cooper	Vice President, Reporting and Life Controller

Douglas Alton Culp	Vice President, Financial Institution

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Lee Chad Ferrell	Vice President, Independent Marketing Group Operations

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

Deborah Kay Janson	Vice President, Corporate Planning

Charles Jordan Jones	Vice President, Health Underwriting/New Business
2450 South Shore Boulevard
League City, TX 77573

Richard Steven Katz	Vice President, Direct Marketing & Sales
2450 South Shore Boulevard
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Medical Director

Darren William King	Vice President, Equities
2450 South Shore Boulevard
League City, TX 77573

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Murray A. Klein	Vice President, Financial Marketing
2450 South Shore Boulevard
League City, TX 77573

Craig Warren Klenk	Vice President, Brokerage Sales

Sara Liane Latham	Vice President & Associate Actuary

Doris Lanette Leining	Vice President, Life New Business

Anne Marie LeMire	Vice President, Fixed Income
2450 South Shore Boulevard
League City, TX 77573

George Arthur Macke	Vice President, General Auditor

John Spencer Maidlow	Vice President, Portfolio Management
2450 South Shore Boulevard
League City, TX 77573

Bradley Wayne Manning	Vice President, Claims & CSC
2525 South Shore Boulevard
League City, TX 77573

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

James Brian McEniry	Vice President, Director Desktop & Networking Services
3030 Invincible
League City, TX 77573

Meredith Myron Mitchell	Vice President, Application Development & Support

John Oliver Norton	Vice President and Actuary

Michael Christopher Paetz	Vice President, Group and MGU Operations

Edward Bruce Pavelka	Vice President, Life Policy Administration

Richard Clarence Putz	Vice President, IT Security, Compliance & Risk

William Corley Ray	Vice President, Market Training and Development Multiple Line Exclusive
Agency (MLEA)

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

James Truitt Smith	Vice President, Pension Sales

Wayne Allen Smith	Vice President, Career Sales and Service Division

Clarence Ellsworth Tipton	Vice President and Senior Health Actuary

James Patrick Stelling	Vice President, Group/Health Operations
2450 South Shore Boulevard
League City, TX 77573

William Henry Watson, III	Vice President, Chief Health Actuary

Christine Kelly Benefield	Asst. Vice President, Securities & Insurance Compliance Attorney

Patricia Ann Boudreau	Asst. Vice President, Marketing Support

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

John Thomas Burchett	Asst. Vice President, Expense Management
2525 South Shore Boulevard
League City, TX 77573

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Kristen Vallon Clause	Asst. Vice President, Special Projects
2525 South Shore Boulevard
League City, TX 77573

Nancy Maureen Day	Asst. Vice President, Pension Administration

Dustin Joseph Dusek	Asst. Vice President, Assistant Actuary

Charlie Delgado	Asst. Vice President, Credit Insurance Finance & Risk Management
2450 South Shore Boulevard
League City, TX 77573

Christopher Keith Falconer	Asst. Vice President, Assistant Actuary

Barbara N. Falkenhagen	Asst. Vice President, Corporate Planning

John Joseph Gara	Asst. Vice President, Marketing/Career Development—CSSD

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance

Renee E. Garrett	Asst. Vice President, Life/Annuity Systems
2450 South Shore Boulevard
League City, Texas 77573

Barbara Jean Huerta	Asst. Vice President, ITS Financial Systems
3030 Invincible
League City, TX 77573

Carol Ann Kratz	Asst. Vice President, Human Resources
4500 Lockhill-Selma Road
San Antonio, TX 78249

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Larry Edward Linares	Asst. Vice President, Tax & Payroll

Thad Michael Luikart	Asst. Vice President, Life Policy Administration

Michael Scott Marquis	Asst. Vice President, Life New Business

Katherine Sue Meisetschlaeger	Asst. Vice President, Enterprise Systems

Tracy Leigh Milina	Asst. Vice President, Health Administration

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services
2450 South Shore Boulevard
League City, TX 77573

Jon R. O’Neal	Asst. Vice President, Director-Life Marketing Sales Program

Ronald Joseph Ostermayer	Asst. Vice President, Director Health Systems Administration
2450 South Shore Boulevard
League City, TX 77573

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Michael Rossi	Asst. Vice President, Chief Investigator and Corporate Security

Gail Sawyer	Asst. Vice President, Health & Financial Systems

David Harvin Schutz	Asst. Vice President, National Accounts

Olivia Mary Smith	Asst. Vice President, Human Resources
2450 South Shore Boulevard
League City, TX 77573

Deanna Denise Snedden	Asst. Vice President, Assistant Treasurer
2525 South Shore Boulevard
League City, TX 77573

Chuck Ward Swearingen	Asst. Vice President, Enterprise Architecture

James Alexander Tyra	Asst. Vice President, Life Insurance Systems

Emerson Voth Unger	Asst. Vice President, National Business Development Executive

Deanna Lynn Walton	Asst. Vice President, Field Systems

Jimmy N. Watson	Asst. Vice President, Data Communications Messaging
3030 Invincible Circle
League City TX 77573

Jeanette Elizabeth Cernosek	Assistant Secretary

Item 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts, American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust owns approximately 37% of the outstanding stock of American National Insurance Company. The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody. Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 45% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc. The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

1859 Beverage Company	Gal-Tex Hospitality Partners LLC
1859 Historic Hotels, Ltd.	Kentucky Landmark Hotels, L.L.C
1859 Management Partners GP, LLC	Gal-Tenn Hotel Corporation
1859 Management Partners, LP	LHH Hospitality, Inc.
Colorado Landmark Hotels, L.L.C.	Virginia Landmark Hotels, L.L.C.

American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity: 121 Village, Ltd.

Entity Form: a Texas limited partnership.

Ownership or Other Basis of Control: AN Stonebriar, Ltd. owns a 33% limited partnership interest.

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Administrators, Inc.

Entity Form: a Texas corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National County Mutual Insurance Company

Entity Form: a Texas mutual insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Life Holdings, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis for Control: ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity: American National Property & Casualty Holdings, Inc.

Entity Form: a Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Registered Investment Advisor, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/CAN Investments, Inc.

Entity Form: a Canadian corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: ANCAP Jasper, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANCAP Jasper II, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANDV 97, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: Anford Pinnacle, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANH20, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM Corporation.

Entity: ANICO Financial Services, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: ANIND TX, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPAC Louisiana Insurance Company

Entity Form: a Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: ANREINV, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC.

Entity: ANREM Corporation

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC.

Entity: AN Stonebriar, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANREINV, LLC. is a 2% general partner; Eagle AN, L.P. is 98% limited partner.

Entity: ANTAC, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, LTD.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: AN/WRI GS, LLC

Entity Form: a Texas limited partnership

Ownership or Other Basis or Control: Eagle AN, L.P. owns a 50% interest.

Entity: AN/WRI Partnership, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: Baron Phoenix Apts,, LLC

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Bayport II Mountain West Houston, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Baywood Project, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% limited partnership interest.

Entity: Canyon Crossroads Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: Cedar Crossing Mountain West Houston LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: The District at Greenbriar, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: 50% owned by ANTAC, LLC.

Entity: Eagle AN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: Eagle Ind., L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: Enclave Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC, LLC. owns a 50% interest.

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANH2O, Inc. is 1% general partner; Preston 121 Partners, Ltd. Is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Wholly owned by Eagle AN, L.P.

Entity: Grant Road Office, LLC

Entity Form: a California limited liability company

Ownership or Other Basis of Control: 60% owned by ANICO Eagle, LLC.

Entity: Harbour Title Company (a/k/a Lawyers Title of Galveston)

Entity Form: a Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50%.

Entity: I-10 Industrial Development LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MRPL Retail Partners II, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MWBP, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: Muir Lake, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: 60% owned by ANTAC, LLC.

Entity: North Central Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P.owns a 50% interest.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: Parmenter 220 East Las Colinas Blvd., LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: PCO Battery Brooke Parkway, LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, LP. owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Carolina Pines, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Kent Drive, LP

Entity Form: a Georgia limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND LLC. Inc. owns a 2% general partnership interest. Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Remington West Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: RREC Evans Ranch, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 72% interest.

Entity: RREC Stone Oak, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 72% interest.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: a New Hampshire corporation

Ownership or Other Basis of Control: Rural Agency and Brokerage, Inc. owns 25%.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: South Shore Harbour Development, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANTAC, LLC. owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

Entity: SPI Beach Resort Waterpark, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, LLC. owns a 86.65% limited partnership interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

ITEM 29.	INDEMNIFICATION

The following provision is in the Distribution and Selling Agreement:

“Indemnification by the Company. Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.	arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.	arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.	arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.	arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor.”

The officers and directors of American National are indemnified by American National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) ANICO Financial Services, Inc. serves as the Registrant’s principal underwriter. Securities Management and Research, Inc. served as the principal underwriter to the American National Variable Life Separate Account until September 4, 2012. The following are the officers and directors of ANICO Financial Services, Inc.

Name	Position	Principal Business Address
James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, TX 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, TX 77550

David A. Behrens	Director	One Moody Plaza
Galveston, TX 77550

James A. Collura	President, Chief Executive Officer	One Moody Plaza
Galveston, TX 77550

Dwain A. Akins	Vice President, Chief Compliance Officer	One Moody Plaza
Galveston, TX 77550

Steven D. Geib	Vice President, Chief Financial Officer, Controller	One Moody Plaza
Galveston, TX 77550

(c)	Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Securities Management & Research, Inc.	$1,455,701	N/A	N/A	N/A
ANICO Financial Services, Inc.	$626,024	N/A	N/A	N/A

ITEM 31	LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 32.	MANAGEMENT SERVICES—Not Applicable

ITEM 33.	FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Galveston and the State of Texas on the 26th day of April, 2013.

AMERICAN NATIONAL INSURANCE COMPANY

BY: American National Insurance Company

By	/s/ Robert L. Moody
Robert L. Moody
Chairman of the Board And Chief Executive Office

By:	/s/ James E. Pozzi
James E. Pozzi
President Chief Operating Officer
AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)

By	/s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And Chief Executive Office

By:	/s/ James E. Pozzi
James E. Pozzi
President Chief Operating Officer

Attest By: /s/ J. Mark Flippin

J. Mark Flippin

As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities on the 26th day of April, 2013.

Name	Title
John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer (Principal Financial Officer)
William F. Carlton	Senior Vice President and Corporate Controller (Principal Accounting Officer)
Robert L Moody	Director, Chairman of the Board and Chief Executive Officer
James E. Pozzi	Director, President and Chief Operating Officer
Arthur O. Dummer	Director
Dr. Shelby M. Elliott	Director
Frances Anny Moody-Dahlberg	Director
Russell S. Moody	Director
W.L. Moody, IV	Director
Frank P. Williamson	Director
James D. Yarbrough	Director
G. Richard Ferdinandsten	Advisory Director, Vice Chairman of the Board